Exhibit 99.8

2021-22

Government Estimates

General Revenue Fund

2021-22

Government Estimates

General Revenue Fund

Presented by the Honourable Travis Toews
President of Treasury Board and Minister of Finance
in the Legislative Assembly of Alberta
February 25, 2021

ISBN 978-1-4601-4997-3 (Print)
ISBN 978-1-4601-4998-0 (PDF)
ISSN 2562-9166 (Print)
ISSN 2562-9174 (Online)

TABLE OF CONTENTS

INTRODUCTION AND SUMMARY TABLES

Preface	i

Schedule of Amounts to be Voted	1

Total Government Estimates by Type of Vote	5

Reconciliation of Supply Vote Amounts to the Consolidated Fiscal Plan	6

Voted Amounts by Department	10

Statutory Amounts by Department	14

Non-Cash Amounts by Department	15

Entity Statutory Amounts by Ministry	18

DETAILS OF 2021-22 GOVERNMENT ESTIMATES BY DEPARTMENT

Advanced Education	23

Agriculture and Forestry	31

Children's Services	43

Community and Social Services	49

Culture, Multiculturalism and Status of Women	59

Education	71

Energy	79

Environment and Parks	87

Executive Council	101

Health	107

Indigenous Relations	123

Infrastructure	133

Jobs, Economy and Innovation	143

Justice and Solicitor General	151

Labour and Immigration	163

Municipal Affairs	173

Seniors and Housing	185

Service Alberta	193

Transportation	201

Treasury Board and Finance	213

PREFACE

The 2021-22 Government Estimates reports the requirements for public monies from the General Revenue Fund to fund the operations of the Government of Alberta for the year commencing April 1, 2021. Together with the 2021-22 Offices of the Legislative Assembly Estimates, the estimates identify the total requirements for public monies from the General Revenue Fund for the year.

The estimates documents focus on the specific legislative requirements set out in section 24 of the Financial Administration Act. Further supplementary information on related financial entities and consolidation adjustments can be found in the 2021-22 Entity Financial Information published in electronic form on the Budget 2021 website, and on the government’s open data portal at https://open.alberta.ca/opendata.

This Preface provides a summary of the information presented in the 2021-22 Government Estimates, an overview of the appropriations process, a summary of major changes in organization structure and financial reporting policy, and definitions of supply votes and selected terms.

The Schedule of Amounts to be Voted illustrates how the supply votes will be presented in the bill for the Appropriation Act, 2021 to be tabled in the Legislative Assembly.

Summaries of the Government Estimates are provided in the following tables:

▪	Total Government Estimates by Type of Vote;

▪	Reconciliation of Supply Votes to Consolidated Government Estimate;

▪	Voted Amounts by Department;

▪	Statutory Amounts by Department;

▪	Non-cash Amounts by Department; and

▪	Entity Statutory Amounts by Ministry.

The Details of the 2021-22 Government Estimates presents information on amounts for each department to be drawn from the General Revenue Fund as required by section 24 of the Financial Administration Act. The details include the following information, as applicable:

▪	Amounts to be Voted;

▪	Description of Supply Vote Programs;

▪	Supply Votes by Type and Program;

▪	Voted Amounts Funded by Credit or Recovery; and

▪	Amounts Not Required to be Voted.

In addition to the information specifically required by the Financial Administration Act, the details presented include supplementary financial information showing the relation between each ministry’s supply vote amounts and the consolidated fiscal plan:

▪	Reconciliation of Supply Vote to the Consolidated Government Estimate by program and by type of Fiscal Plan spending category; and

▪	Statement of Operations, Change in Capital Assets, and Change in Inventory Assets, as appropriate, for the ministry.

Appropriations from the General Revenue Fund

In Alberta, the supply process is governed by the conventions and legal requirements of the Canadian Constitution, Alberta’s Financial Administration Act, and the Standing Orders of the Legislative Assembly of Alberta.

The 2021-22 Government Estimates were tabled in the Legislative Assembly on February 25, 2021. After the Legislative Policy Committees’ discussions, the Committee of Supply will pass a resolution affirming certain estimate amounts as allocated to each supply vote. Finally, the supply votes as approved by the resolutions of Committee of Supply will be drafted into the Appropriation Act, 2021 Bill and introduced to the Legislative Assembly. Once this bill is enacted by royal assent, the government will have the authority to draw cash from the General Revenue Fund up to the limits of the supply votes set out in the Act.

i	PREFACE

The 2021-22 Government Estimates details the estimated amounts required by each department for the fiscal year (April 1 to March 31). Each department’s estimate amounts are divided into:

▪	those that require authority to draw cash from the General Revenue Fund under a supply vote pursuant to an appropriation act; and

▪	those that do not require a supply vote either because the amounts already have disbursement authority under a statute other than an appropriation act, or because no cash disbursement is required.

Non-cash amounts do not require a supply vote, an appropriation act or any other statutory authority because these amounts do not require any expenditure or payment of public money. Most non- cash amounts are for expenses related to cash disbursed under a supply vote in a previous fiscal year. For example, amortization expense is related to the cash disbursements authorized under a capital investment vote when the capital asset was built or acquired. Other non-cash amounts are for transactions that will not require cash, such as the year-over-year changes in vacation benefit liabilities.

Budget Presentation and Government Organization Methodology

Budget 2021 documents present the fully consolidated financial reporting entity of the Alberta Government including all entities financially controlled by the Province under Public Sector Accounting Board (PSAB) standards and guidance. These 2021-22 Government Estimates reflect the Province’s budget presentation methodology and the organization of government ministries as of February 25, 2021.

As in past budgets, the comparable amounts presented in these estimates may not match the amounts originally presented in the Government of Alberta 2019-20 Annual Report released on August 27, 2020 or the Budget 2020 (Revised) documents tabled on March 16, 2020. Any such differences are the result of adjustments applied to maintain the comparability of prior year amounts with the 2021-22 estimate amounts.

Budget 2021 includes the following program structure changes taking effect on April 1, 2021 under the authority of the Appropriation Act, 2021:

▪	The Ministry of Agriculture and Forestry will be made responsible for the Property Rights Advocate Office, which was formerly the responsibility of the Ministry of Justice and Solicitor General.

▪	The Ministry of Treasury Board and Finance will be made responsible for the Employment Standards Collection Unit, which was formerly the responsibility of the Ministry of Labour and Immigration.

▪	The Ministry of Treasury Board and Finance will be made responsible for Motor Vehicle Accident Claims and Fines Enforcement, which was formerly the responsibility of the Ministry of Justice and Solicitor General.

▪	The Ministry of Treasury Board and Finance will be made responsible for Crown Debt Collections, which was formerly the responsibility of the Ministry of Service Alberta.

Definitions of Supply Votes and Other Terms

An Estimate is the amount requested by the government to meet each of its planned commitments for the fiscal year commencing April 1, 2021. The Financial Administration Act requires the 2021-22 Government Estimates to report estimates of any amount that will require a cash withdrawal from the General Revenue Fund.

An Appropriation is an authorization to withdraw and expend public money from the General Revenue Fund or another provincial fund. Following parliamentary tradition, the Financial Administration Act requires that all such authorities be provided in legislation passed by the Legislative Assembly. Appropriations may be created by an appropriation act or other statute. Appropriation acts are drafted to contain the specific set of supply votes that have been resolved by the Committee of Supply.

A Supply Vote is a discrete allocation from the 2021-22 estimates that defines the amount of cash funding that may be drawn from the General Revenue Fund for a specified purpose. Following the principle of ministerial accountability, supply votes are divided along departmental lines. For most ministries, three types of supply vote are used in the 2021-22 Government Estimates:

PREFACE	ii

Expense, Capital Investment and Financial Transactions. A fourth type of supply vote has been provided for the Ministry of Treasury Board and Finance for a Contingency.

Expense consists of cash disbursements for the purposes of salaries, supplies and services, grants to parties outside the consolidated government for operating and capital purposes, as well as interest expense and other debt servicing costs for borrowing related to both capital and general government purposes. These amounts include capital payments to related parties that are expected to result in the creation of a tangible capital asset for that related party or for the consolidated government as a whole. Capital payments to related parties are shown under a separate header.

Capital Investment consists of cash disbursements for the purposes of investments in department tangible capital assets valued at $5,000 or more.

Financial Transactions consist of cash disbursements for the purposes of payments for the reduction of a liability (including debt repayment), the acquisition of financial assets (including in particular the making of loans or advances), or the purchase of inventories. Financial liabilities for alternatively financed capital projects are reduced by payments from a Financial Transactions vote.

The Contingency consists of provisional funding authority that is transferrable to any ministry to address requirements for disasters, emergencies, COVID-19 response, economic recovery, and other contingencies as directed by the Lieutenant Governor in Council during the fiscal year.

iii	PREFACE

SCHEDULE OF AMOUNTS TO BE VOTED
VOTE	Estimate

ADVANCED EDUCATION
Expense	$2,607,219,000
Capital Investment	25,000
Financial Transactions	731,100,000

AGRICULTURE AND FORESTRY
Expense	$627,227,000
Capital Investment	13,262,000
Financial Transactions	1,310,000

CHILDREN'S SERVICES
Expense	$1,384,557,000
Capital Investment	350,000

COMMUNITY AND SOCIAL SERVICES
Expense	$3,912,305,000
Capital Investment	547,000

CULTURE, MULTICULTURALISM AND STATUS OF WOMEN
Expense	$225,808,000
Capital Investment	2,331,000
Financial Transactions	1,995,000

EDUCATION
Expense	$4,906,896,000
Capital Investment	1,433,000
Financial Transactions	17,297,000

ENERGY
Expense	$1,622,956,000
Capital Investment	500,000
Financial Transactions	96,970,000

ENVIRONMENT AND PARKS
Expense	$556,295,000
Capital Investment	119,764,000
Financial Transactions	4,019,000

EXECUTIVE COUNCIL
Expense	$18,255,000
Capital Investment	25,000

HEALTH
Expense	$21,755,542,000
Capital Investment	28,230,000
Financial Transactions	70,676,000

1	Government

SCHEDULE OF AMOUNTS TO BE VOTED … continued
VOTE	Estimate

INDIGENOUS RELATIONS
Expense	$214,671,000
Capital Investment	25,000

INFRASTRUCTURE
Expense	$446,767,000
Capital Investment	1,993,913,000
Financial Transactions	21,137,000

JOBS, ECONOMY AND INNOVATION
Expense	$380,010,000
Capital Investment	1,825,000
Financial Transactions	25,000,000

JUSTICE AND SOLICITOR GENERAL
Expense	$1,275,644,000
Capital Investment	18,258,000

LABOUR AND IMMIGRATION
Expense	$331,588,000
Capital Investment	1,102,000

MUNICIPAL AFFAIRS
Expense	$1,703,019,000
Capital Investment	9,188,000
Financial Transactions	7,990,000

SENIORS AND HOUSING
Expense	$670,526,000
Capital Investment	25,000
Financial Transactions	19,700,000

SERVICE ALBERTA
Expense	$529,051,000
Capital Investment	97,327,000
Financial Transactions	5,500,000

TRANSPORTATION
Expense	$1,412,152,000
Capital Investment	1,533,845,000
Financial Transactions	114,679,000

TREASURY BOARD AND FINANCE
Expense	$211,096,000
Capital Investment	25,000
Contingency	2,500,000,000

Government	2

SCHEDULE OF AMOUNTS TO BE VOTED … continued
Estimate
Expense amounts to be voted under
Section 2 of the Appropriation Act, 2021	$44,791,584,000

Capital Investment amounts to be voted under
Section 3 of the Appropriation Act, 2021	$3,822,000,000

Financial Transactions amounts to be voted under
Section 4 of the Appropriation Act, 2021	$1,117,373,000

Contingency amounts to be voted under
Section 5 of the Appropriation Act, 2021	$2,500,000,000

3	Government

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable
	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate

EXPENSE	43,316,119	42,570,641	48,333,782	44,791,584

CAPITAL INVESTMENT	2,342,575	2,987,601	3,328,276	3,822,000

FINANCIAL TRANSACTIONS	1,019,370	1,093,347	1,275,055	1,117,373

CONTINGENCY	143,435	750,000	172,852	2,500,000

RECONCILIATION OF SUPPLY VOTES TO CONSOLIDATED FISCAL PLAN

The following tables summarize the relationship between departments’ Supply Votes and the effect of the ministry on the Governments’s consolidated 2021-22 Estimates.

EXPENSE
(thousands of dollars)
		Departments'	Entities'		Consolidated
	Voted	Amounts	Amounts	Consolidation	2021-22
	Supply	Not Voted	Not Voted	Adjustments	Estimate
OPERATING EXPENSE
Advanced Education	2,363,755	106,204	4,661,715	(2,088,081)	5,043,593
Agriculture and Forestry	541,898	-	517,369	(220,627)	838,640
Children's Services	1,384,557	346,500	-	(13,700)	1,717,357
Community and Social Services	3,912,305	900	-	(27,546)	3,885,659
Culture, Multiculturalism and Status of	165,643	717	26,210	(31,232)	161,338
Women
Education	4,759,778	389,900	10,016,003	(6,917,751)	8,247,930
Energy	166,541	24,218	303,881	(12,000)	482,640
Environment and Parks	459,813	7,252	269,374	(287,586)	448,853
Executive Council	18,255	-	-	-	18,255
Health	21,591,431	2,000	14,540,244	(14,715,675)	21,418,000
Indigenous Relations	177,895	-	8,475	(6,000)	180,370
Infrastructure	426,612	5,569	-	(6,819)	425,362
Jobs, Economy and Innovation	285,510	30,500	269,779	(277,376)	308,413
Justice and Solicitor General	1,275,644	7,083	62,818	-	1,345,545
Labour and Immigration	202,225	-	-	(2,000)	200,225
Municipal Affairs	211,904	20,714	14,148	-	246,766
Seniors and Housing	578,927	138	182,133	(88,446)	672,752
Service Alberta	520,051	1,062	-	(67,225)	453,888
Transportation	408,345	-	-	-	408,345
Treasury Board and Finance	210,475	640,923	1,891,449	(1,094,834)	1,648,013
Sub-total	39,661,564	1,583,680	32,763,598	(25,856,898)	48,151,944
OPERATING EXPENSE - COVID-19/RECOVERY PLAN
Advanced Education	6,845	-	5,000	-	11,845
Agriculture and Forestry	2,500	-	-	-	2,500
Culture, Multiculturalism and Status of	15,000	-	-	-	15,000
Women
Education	-	-	99,000	-	99,000
Energy	480,415	-	3,065	(3,065)	480,415
Environment and Parks	50,000	-	20,000	(20,000)	50,000
Jobs, Economy and Innovation	92,000	84,500	62,000	(117,000)	121,500
Labour and Immigration	129,363	-	-	-	129,363
Service Alberta	9,000	-	-	-	9,000
Treasury Board and Finance	621	-	-	-	621
Sub-total	785,744	84,500	189,065	(140,065)	919,244

Government	6

RECONCILIATION OF SUPPLY VOTES TO CONSOLIDATED FISCAL PLAN … continued

EXPENSE … continued
(thousands of dollars)
		Departments'	Entities'		Consolidated
	Voted	Amounts	Amounts	Consolidation	2021-22
	Supply	Not Voted	Not Voted	Adjustments	Estimate
CAPITAL GRANTS
Advanced Education	236,619	-	-	(236,619)	-
Agriculture and Forestry	82,829	-	-	-	82,829
Culture, Multiculturalism and Status of	45,165	-	-	-	45,165
Women
Education	120,937	-	-	(109,551)	11,386
Energy	-	58,370	-	-	58,370
Environment and Parks	46,482	-	10,000	-	56,482
Health	164,111	-	-	(113,668)	50,443
Indigenous Relations	36,776	-	-	-	36,776
Infrastructure	20,080	1,546,028	-	(1,546,028)	20,080
Jobs, Economy and Innovation	2,500	-	-	(2,500)	-
Municipal Affairs	1,491,115	-	-	-	1,491,115
Seniors and Housing	91,599	-	50,582	(91,599)	50,582
Service Alberta	-	4,000	-	(4,000)	-
Transportation	901,139	29,132	-	(29,132)	901,139
Sub-total	3,239,352	1,637,530	60,582	(2,133,097)	2,804,367
AMORTIZATION / LOSS ON DISPOSAL
Advanced Education	-	600	569,279	-	569,879
Agriculture and Forestry	-	16,503	6,790	-	23,293
Children's Services	-	73	-	-	73
Community and Social Services	-	400	-	-	400
Culture, Multiculturalism and Status of	-	7,921	7	-	7,928
Women
Education	-	1,856	455,861	-	457,717
Energy	-	500	18,800	-	19,300
Environment and Parks	-	93,311	30	-	93,341
Health	-	18,250	627,209	-	645,459
Indigenous Relations	-	63	-	-	63
Infrastructure	-	143,228	-	-	143,228
Jobs, Economy and Innovation	-	32	7,915	-	7,947
Justice and Solicitor General	-	5,935	69	-	6,004
Labour and Immigration	-	800	-	-	800
Municipal Affairs	-	29,896	568	-	30,464
Seniors and Housing	-	227	44,100	-	44,327
Service Alberta	-	89,248	-	-	89,248
Transportation	-	709,668	-	-	709,668
Treasury Board and Finance	-	181	25,963	-	26,144
Sub-total	-	1,118,692	1,756,591	-	2,875,283

7	Government

RECONCILIATION OF SUPPLY VOTES TO CONSOLIDATED FISCAL PLAN … continued

EXPENSE … continued
(thousands of dollars)
		Departments'	Entities'		Consolidated
	Voted	Amounts	Amounts	Consolidation	2021-22
	Supply	Not Voted	Not Voted	Adjustments	Estimate
INVENTORY CONSUMPTION
Advanced Education	-	-	181,000	-	181,000
Agriculture and Forestry	-	1,310	-	-	1,310
Culture, Multiculturalism and Status of	-	990	-	-	990
Women
Health	-	66,100	824,000	-	890,100
Infrastructure	-	2,900	-	-	2,900
Municipal Affairs	-	32,800	-	-	32,800
Service Alberta	-	5,500	-	-	5,500
Transportation	-	50,000	-	-	50,000
Sub-total	-	159,600	1,005,000	-	1,164,600
DEBT SERVICING COSTS
Advanced Education	-	-	38,797	(38,797)	-
Agriculture and Forestry	-	-	70,566	(70,566)	-
Education	26,181	-	12,205	(3,613)	34,773
Health	-	-	12,000	(12,000)	-
Infrastructure	75	-	-	-	75
Transportation	102,668	-	-	-	102,668
Treasury Board and Finance	-	2,724,075	710	(98,785)	2,626,000
Sub-total	128,924	2,724,075	134,278	(223,761)	2,763,516
PENSION PROVISIONS
Advanced Education	-	-	(29,940)	-	(29,940)
Education	-	(96,440)	-	-	(96,440)
Treasury Board and Finance	-	(242,000)	-	-	(242,000)
Sub-total	-	(338,440)	(29,940)	-	(368,380)
CONTINGENCY
Treasury Board and Finance	2,500,000	-	-	-	2,500,000
CRUDE-BY-RAIL PROVISION
Energy	976,000	-	-	-	976,000
Total	47,291,584	6,969,637	35,879,174	(28,353,821)	61,786,574

Government	8

RECONCILIATION OF SUPPLY VOTES TO CONSOLIDATED FISCAL PLAN … continued

CAPITAL INVESTMENT
(thousands of dollars)
		Departments'	Entities'		Consolidated
	Voted	Amounts	Amounts	Consolidation	2021-22
	Supply	Not Voted	Not Voted	Adjustments	Estimate
Advanced Education	25	-	653,196	-	653,221
Agriculture and Forestry	13,262	-	7,573	-	20,835
Children's Services	350	-	-	-	350
Community and Social Services	547	-	-	-	547
Culture, Multiculturalism and Status of	2,331	-	-	-	2,331
Women
Education	1,433	-	995,222	-	996,655
Energy	500	-	16,500	-	17,000
Environment and Parks	119,764	29,132	17	(29,132)	119,781
Executive Council	25	-	-	-	25
Health	28,230	-	1,187,560	-	1,215,790
Indigenous Relations	25	-	-	-	25
Infrastructure	1,993,913	-	-	(1,546,028)	447,885
Jobs, Economy and Innovation	1,825	-	11,000	-	12,825
Justice and Solicitor General	18,258	4,000	15	(4,000)	18,273
Labour and Immigration	1,102	-	-	-	1,102
Municipal Affairs	9,188	-	375	-	9,563
Seniors and Housing	25	-	89,899	-	89,924
Service Alberta	97,327	-	-	-	97,327
Transportation	1,533,845	50,919	-	-	1,584,764
Treasury Board and Finance	25	-	18,886	-	18,911

Total	3,822,000	84,051	2,980,243	(1,579,160)	5,307,134

INVENTORY ACQUISITION
Advanced Education	-	-	181,000	-	181,000
Agriculture and Forestry	1,310	-	-	-	1,310
Culture, Multiculturalism and Status of	990	-	-	-	990
Women
Health	70,676	-	821,955	-	892,631
Infrastructure	3,000	-	-	-	3,000
Service Alberta	5,500	-	-	-	5,500
Transportation	50,000	-	-	-	50,000
Total	131,476	-	1,002,955	-	1,134,431

9	Government

EXPENSE VOTES BY DEPARTMENT
(thousands of dollars)	Comparable

	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
Advanced Education	2,632,798	2,537,135	2,503,747	2,370,600
Agriculture and Forestry	1,100,363	601,183	655,929	544,398
Children's Services	1,389,181	1,371,056	1,455,417	1,384,557
Community and Social Services	4,066,679	3,947,052	3,905,652	3,912,305
Culture, Multiculturalism and Status of Women	210,514	188,486	201,243	180,643
Education	4,766,497	4,670,885	4,932,125	4,759,778
Energy	212,391	179,598	522,992	646,956
Environment and Parks	571,653	542,947	641,108	509,813
Executive Council	18,856	16,644	16,310	18,255
Health	20,762,832	21,308,757	22,918,775	21,591,431
Indigenous Relations	163,703	202,738	126,568	177,895
Infrastructure	459,111	477,794	475,422	426,612
Jobs, Economy and Innovation	279,410	288,132	951,482	377,510
Justice and Solicitor General	1,357,726	1,342,454	1,342,454	1,275,644
Labour and Immigration	267,664	210,078	715,875	331,588
Municipal Affairs	360,144	205,666	959,233	211,904
Seniors and Housing	454,137	546,354	569,154	578,927
Service Alberta	554,814	552,436	564,086	529,051
Transportation	420,246	403,094	468,140	408,345
Treasury Board and Finance	225,782	222,322	213,834	211,096
Sub-total	40,274,501	39,814,811	44,139,546	40,447,308

CAPITAL GRANTS
Agriculture and Forestry	17,425	13,425	23,079	82,829
Community and Social Services	39	-	-	-
Culture, Multiculturalism and Status of Women	39,738	58,289	54,166	45,165
Education	706	-	5,600	11,386
Environment and Parks	26,131	45,250	75,713	46,482
Health	5,313	92,131	16,131	50,443
Indigenous Relations	3,286	18,778	20,749	36,776
Infrastructure	11,469	8,777	14,452	20,080
Jobs, Economy and Innovation	3,750	-	-	-
Justice and Solicitor General	-	250	250	-
Municipal Affairs	1,124,011	1,223,669	1,734,835	1,491,115
Transportation	357,865	608,956	680,674	901,139
Sub-total	1,589,733	2,069,525	2,625,649	2,685,415

CAPITAL PAYMENTS TO RELATED PARTIES
Advanced Education	177,089	268,323	365,632	236,619
Education	112,196	112,811	358,997	109,551
Health	175,170	181,310	273,997	113,668
Jobs, Economy and Innovation	3,260	2,250	2,250	2,500
Seniors and Housing	-	-	1,100	91,599
Sub-total	467,715	564,694	1,001,976	553,937

Government	10

EXPENSE VOTES BY DEPARTMENT … continued
(thousands of dollars)	Comparable
	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate
DEBT SERVICING
Education	27,800	26,972	26,972	26,181
Infrastructure	123	99	99	75
Transportation	90,149	94,540	94,540	102,668
Sub-total	118,072	121,611	121,611	128,924

CRUDE BY RAIL EXPENSE
Energy	866,098	-	445,000	976,000

Total	43,316,119	42,570,641	48,333,782	44,791,584

CAPITAL INVESTMENT VOTES BY DEPARTMENT
DEPARTMENT CAPITAL ACQUISITIONS
Advanced Education	-	25	25	25
Agriculture and Forestry	4,400	17,323	18,258	13,262
Children's Services	70	483	234	350
Community and Social Services	166	547	547	547
Culture, Multiculturalism and Status of Women	542	2,331	620	2,331
Education	161	565	200	1,433
Energy	32	500	500	500
Environment and Parks	30,677	67,252	64,955	119,764
Executive Council	13	25	25	25
Health	20,629	33,230	33,230	28,230
Indigenous Relations	6	25	25	25
Infrastructure	111,186	257,148	202,693	447,885
Jobs, Economy and Innovation	13	1,525	1,875	1,825
Justice and Solicitor General	4,706	9,462	21,908	18,258
Labour and Immigration	848	900	1,450	1,102
Municipal Affairs	4,131	12,066	7,770	9,188
Seniors and Housing	-	25	25	25
Service Alberta	85,809	88,742	81,442	97,327
Transportation	1,011,233	1,161,237	1,628,368	1,533,845
Treasury Board and Finance	27	25	23	25
Sub-total	1,274,649	1,653,436	2,064,173	2,275,972

CAPITAL FOR RELATED PARTIES
Infrastructure	1,067,926	1,334,165	1,264,103	1,546,028

Total	2,342,575	2,987,601	3,328,276	3,822,000

11	Government

FINANCIAL TRANSACTIONS VOTES BY DEPARTMENT
(thousands of dollars)	Comparable
	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate
LOANS AND ADVANCES
Advanced Education	652,364	701,600	701,600	731,100
Seniors and Housing	13,568	19,700	19,700	19,700
Sub-total	665,932	721,300	721,300	750,800

INVENTORY ACQUISITION
Agriculture and Forestry	1,579	1,310	1,541	1,310
Culture, Multiculturalism and Status of Women	1,193	650	650	990
Health	59,904	70,221	70,221	70,676
Infrastructure	2,998	3,000	3,000	3,000
Municipal Affairs	-	-	76,800	-
Service Alberta	13,896	14,050	7,300	5,500
Transportation	50,896	50,000	49,104	50,000
Sub-total	130,466	139,231	208,616	131,476

LAND DEVELOPMENT LIABILITY RETIREMENT
Infrastructure	3,977	12,835	6,000	13,110

LEASE LIABILITY RETIREMENT
Infrastructure	500	500	500	500

2013 ALBERTA FLOODING LIABILITY RETIREMENT
Indigenous Relations	8,202	3,000	2,111	-
Municipal Affairs	26,788	36,839	23,944	7,990
Seniors and Housing	-	-	1,389	-
Sub-total	34,990	39,839	27,444	7,990

CONTAMINATED SITE LIABILITY RETIREMENT
Culture, Multiculturalism and Status of Women	58	901	901	1,005
Environment and Parks	-	4,019	4,019	4,019
Infrastructure	2,032	2,750	3,329	1,650
Sub-total	2,090	7,670	8,249	6,674

LEGAL LIABILITY RETIREMENT
Energy	98,749	96,970	96,970	96,970
Infrastructure	14,866	1,356	3,330	2,000
Sub-total	113,615	98,326	100,300	98,970

DEBT REPAYMENT
Jobs, Economy and Innovation	-	-	25,000	25,000
Treasury Board and Finance	1,362	-	-	-
Sub-total	1,362	-	25,000	25,000

Government	12

FINANCIAL TRANSACTIONS VOTES BY DEPARTMENT … continued
(thousands of dollars)	Comparable
	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate
DEBT REPAYMENT FOR PUBLIC PRIVATE PARTNERSHIPS
Education	15,670	16,506	16,506	17,297
Infrastructure	829	852	852	877
Transportation	49,939	56,288	56,288	64,679
Sub-total	66,438	73,646	73,646	82,853

NET LOANS AND ADVANCES FOR SHORT TERM LENDING
Energy	-	-	104,000	-

Total	1,019,370	1,093,347	1,275,055	1,117,373

CONTINGENCY VOTES BY DEPARTMENT
OPERATING EXPENSE
Agriculture and Forestry	71,964	-	107,996	-
Health	27,490	-	-	-
Labour and Immigration	43,981	-	-	-
Sub-total	143,435	-	107,996	-

CONTINGENCY
Treasury Board and Finance	-	750,000	64,856	2,500,000

Total	143,435	750,000	172,852	2,500,000

13	Government

STATUTORY EXPENSE BY DEPARTMENT
(thousands of dollars)	Comparable
	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
Advanced Education	49,995	51,099	51,099	53,199
Children's Services	171,813	275,500	289,000	345,000
Culture, Multiculturalism and Status of Women	55	80	80	80
Education	401,646	393,700	393,700	389,900
Energy	726	564	564	564
Environment and Parks	13,904	5,000	49,700	5,000
Indigenous Relations	29	-	-	-
Jobs, Economy and Innovation	14,713	21,500	21,500	65,000
Municipal Affairs	20,801	20,525	20,525	20,514
Service Alberta	797	25	25	25
Treasury Board and Finance	1,004,556	722,917	744,146	614,923
Sub-total	1,679,035	1,490,910	1,570,339	1,494,205

CAPITAL GRANTS
Energy	59,750	145,580	126,070	58,370

DEBT SERVICING
Treasury Board and Finance	2,212,883	2,476,197	2,339,400	2,724,075

Total	3,951,668	4,112,687	4,035,809	4,276,650

STATUTORY FINANCIAL TRANSACTIONS BY DEPARTMENT
LOANS AND ADVANCES
Treasury Board and Finance	6,621,000	6,887,700	6,161,700	6,882,700

DEBT REPAYMENT
Treasury Board and Finance	3,153,500	3,864,432	4,063,000	3,779,000

Total	9,774,500	10,752,132	10,224,700	10,661,700

Government	14

NON-CASH EXPENSE BY DEPARTMENT
(thousands of dollars)	Comparable
	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
Jobs, Economy and Innovation	-	-	75,000	50,000
Treasury Board and Finance	11,644	2,816	23,336	-
Sub-total	11,644	2,816	98,336	50,000

CAPITAL GRANTS IN KIND
Infrastructure	4,059	-	-	-
Justice and Solicitor General	54	-	-	-
Transportation	2,796	-	-	-
Sub-total	6,909	-	-	-

CAPITAL PAYMENTS TO RELATED PARTIES
Agriculture and Forestry	5	-	-	-
Environment and Parks	198	-	-	-
Labour and Immigration	111	-	-	-
Municipal Affairs	1,152	-	-	-
Service Alberta	13,614	-	9,584	4,000
Transportation	39,665	29,132	29,132	29,132
Treasury Board and Finance	17	-	-	-
Sub-total	54,762	29,132	38,716	33,132

CAPITAL FOR RELATED PARTIES
Infrastructure	1,067,926	1,334,165	1,264,103	1,546,028

AMORTIZATION
Advanced Education	14	600	600	600
Agriculture and Forestry	15,314	18,483	18,483	16,503
Children's Services	44	80	80	73
Community and Social Services	432	500	500	400
Culture, Multiculturalism and Status of Women	7,806	7,032	7,482	7,921
Education	5,627	2,182	2,182	1,856
Energy	207	500	500	500
Environment and Parks	63,522	84,958	84,958	93,311
Health	15,139	18,250	18,250	18,250
Indigenous Relations	14	63	63	63
Infrastructure	123,277	135,030	135,030	143,228
Jobs, Economy and Innovation	72	73	73	32
Justice and Solicitor General	2,338	5,935	5,935	5,935
Labour and Immigration	572	800	800	800
Municipal Affairs	26,213	29,566	29,566	29,896
Seniors and Housing	-	227	227	227
Service Alberta	80,304	95,281	95,281	89,248
Transportation	610,615	638,350	648,718	709,668
Treasury Board and Finance	15	181	181	181
Sub-total	951,525	1,038,091	1,048,909	1,118,692

15	Government

NON-CASH EXPENSE BY DEPARTMENT … continued
(thousands of dollars)	Comparable

	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate
WRITE DOWN OR LOSS ON DISPOSAL OF CAPITAL ASSETS
Agriculture and Forestry	246	-	-	-
Children's Services	25	-	-	-
Community and Social Services	19	-	-	-
Culture, Multiculturalism and Status of Women	147	-	-	-
Environment and Parks	2,005	-	-	-
Infrastructure	8,320	-	-	-
Municipal Affairs	34	-	-	-
Service Alberta	828	-	-	-
Transportation	20	-	-	-
Sub-total	11,644	-	-	-

CONSUMPTION OF INVENTORY
Agriculture and Forestry	1,189	1,310	1,310	1,310
Culture, Multiculturalism and Status of Women	1,124	650	650	990
Health	58,043	68,240	68,240	66,100
Infrastructure	2,996	2,900	2,900	2,900
Municipal Affairs	-	-	44,000	32,800
Service Alberta	13,343	14,050	7,300	5,500
Transportation	53,521	50,000	49,104	50,000
Sub-total	130,216	137,150	173,504	159,600

VALUATION ADJUSTMENTS AND OTHER PROVISIONS
Advanced Education	77,061	50,005	50,005	53,005
Agriculture and Forestry	(2,717)	-	-	-
Children's Services	718	1,500	1,500	1,500
Community and Social Services	(890)	900	900	900
Culture, Multiculturalism and Status of Women	80	1,137	1,137	637
Education	48	-	-	-
Energy	47,777	25,815	25,815	23,654
Environment and Parks	(1,742)	2,252	2,252	2,252
Executive Council	(562)	-	-	-
Health	4,297	2,000	2,000	2,000
Indigenous Relations	(569)	-	-	-
Infrastructure	3,910	5,379	5,379	5,569
Jobs, Economy and Innovation	(642)	-	34,000	-
Justice and Solicitor General	8,925	7,083	7,083	7,083
Labour and Immigration	(58)	-	-	-
Municipal Affairs	(522)	200	200	200
Seniors and Housing	(221)	138	138	138
Service Alberta	(157)	1,037	1,037	1,037
Transportation	18,293	-	-	-
Treasury Board and Finance	29,733	16,000	51,735	26,000
Sub-total	182,762	113,446	183,181	123,975

Government	16

NON-CASH EXPENSE BY DEPARTMENT … continued
(thousands of dollars)	Comparable
	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate
PENSION PROVISIONS
Education	(125,031)	(143,712)	(118,253)	(96,440)
Treasury Board and Finance	(218,113)	(269,000)	(126,000)	(242,000)
Sub-total	(343,144)	(412,712)	(244,253)	(338,440)

Total	2,074,244	2,242,088	2,562,496	2,692,987

NON-CASH CAPITAL INVESTMENT BY DEPARTMENT
DONATED CAPITAL ASSETS
Agriculture and Forestry	-	200	200	-
Environment and Parks	964	-	-	-
Transportation	6,371	-	478	4,777
Sub-total	7,335	200	678	4,777

ALTERNATIVELY FINANCED CAPITAL ASSETS
Transportation	158,679	151,381	106,914	46,142

CAPITAL ACQUIRED FROM RELATED PARTIES
Agriculture and Forestry	68	-	-	-
Culture, Multiculturalism and Status of Women	1,944	-	-	-
Environment and Parks	32,172	29,132	29,132	29,132
Infrastructure	7,740	-	-	-
Justice and Solicitor General	9,877	-	9,474	4,000
Labour and Immigration	2,564	-	110	-
Sub-total	54,365	29,132	38,716	33,132

CAPITAL ASSET EXCHANGES
Environment and Parks	-	2,450	2,450	-

CAPITAL ASSET REVALUATION
Infrastructure	628	-	-	-

Total	221,007	183,163	148,758	84,051

17	Government

ENTITY STATUTORY EXPENSE BY MINISTRY
(thousands of dollars)	Comparable
	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
Advanced Education	5,094,010	4,750,184	4,751,398	4,666,715
Agriculture and Forestry	1,262,661	515,444	515,269	510,771
Culture, Multiculturalism and Status of Women	28,783	27,560	24,865	26,210
Education	9,925,389	10,180,962	10,155,561	10,113,222
Energy	341,776	329,613	304,152	306,946
Environment and Parks	533,797	555,121	837,207	289,374
Health	14,209,311	13,954,321	15,316,642	14,540,244
Indigenous Relations	1,125	10,000	8,390	8,475
Jobs, Economy and Innovation	264,092	247,548	283,619	331,779
Justice and Solicitor General	47,235	60,794	60,794	62,818
Municipal Affairs	14,518	14,501	12,916	14,148
Seniors and Housing	179,684	172,958	209,438	182,133
Transportation	2,183	1,889	1,889	-
Treasury Board and Finance	2,046,796	1,814,951	2,096,077	1,891,449
Sub-total	33,951,360	32,635,846	34,578,217	32,944,284

CAPITAL GRANTS
Education	(706)	-	-	-
Environment and Parks	10,227	10,000	5,000	10,000
Seniors and Housing	16,166	47,288	45,708	50,582
Sub-total	25,687	57,288	50,708	60,582

AMORTIZATION
Advanced Education	558,138	554,587	546,391	569,279
Agriculture and Forestry	8,289	6,883	6,883	6,790
Culture, Multiculturalism and Status of Women	8	7	7	7
Education	427,681	428,365	441,201	455,861
Energy	17,942	17,800	17,800	18,800
Environment and Parks	40	30	30	30
Health	542,112	586,272	586,272	627,209
Jobs, Economy and Innovation	7,258	7,898	7,898	7,915
Justice and Solicitor General	93	69	69	69
Municipal Affairs	609	553	553	568
Seniors and Housing	39,421	43,404	43,404	44,100
Treasury Board and Finance	23,806	28,819	24,327	25,963
Sub-total	1,625,397	1,674,687	1,674,835	1,756,591

WRITE DOWN OR LOSS ON DISPOSAL OF CAPITAL ASSETS
Advanced Education	11,364	-	-	-
Agriculture and Forestry	593	-	-	-
Energy	71	-	-	-
Health	39,907	-	-	-
Jobs, Economy and Innovation	149	-	-	-
Sub-total	52,084	-	-	-

Government	18

ENTITY STATUTORY EXPENSE BY MINISTRY … continued
(thousands of dollars)	Comparable
	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate
CONSUMPTION OF INVENTORY
Advanced Education	159,578	178,000	164,000	181,000
Health	787,962	825,260	1,402,000	824,000
Sub-total	947,540	1,003,260	1,566,000	1,005,000

VALUATION ADJUSTMENTS AND OTHER PROVISIONS
Advanced Education	3,889	-	-	-
Agriculture and Forestry	21,157	9,370	9,370	6,598
Education	(61)	1,269	1,117	1,781
Health	32,577	-	-	-
Justice and Solicitor General	(3,856)	(5)	(5)	-
Transportation	26	-	-	-
Treasury Board and Finance	19	-	-	-
Sub-total	53,751	10,634	10,482	8,379

DEBT SERVICING
Advanced Education	41,446	46,578	39,814	38,797
Agriculture and Forestry	69,496	72,374	72,374	70,566
Education	17,356	12,275	17,275	12,205
Environment and Parks	2	-	-	-
Health	14,755	16,000	13,000	12,000
Seniors and Housing	2,499	-	-	-
Treasury Board and Finance	1,164	1,170	583	710
Sub-total	146,718	148,397	143,046	134,278

PENSION PROVISIONS
Advanced Education	7,324	(1,269)	(27,401)	(29,940)

Total	36,809,861	35,528,843	37,995,887	35,879,174

ENTITY STATUTORY CAPITAL INVESTMENT BY MINISTRY
Advanced Education	554,005	654,254	751,563	653,196
Agriculture and Forestry	6,314	7,573	7,573	7,573
Culture, Multiculturalism and Status of Women	8	-	-	-
Education	599,228	840,391	968,541	995,222
Energy	13,433	16,500	16,500	16,500
Environment and Parks	-	17	17	17
Health	1,056,722	1,162,493	1,280,841	1,187,560
Jobs, Economy and Innovation	5,925	10,750	10,750	11,000
Justice and Solicitor General	-	15	15	15
Municipal Affairs	313	609	609	375
Seniors and Housing	166,158	168,381	160,352	89,899
Treasury Board and Finance	23,207	18,528	17,918	18,886

Total	2,425,313	2,879,511	3,214,679	2,980,243

19	Government

ENTITY STATUTORY FINANCIAL TRANSACTIONS BY MINISTRY
(thousands of dollars)	Comparable
	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate
INVENTORY ACQUISITION
Advanced Education	160,398	178,000	178,000	181,000
Health	808,751	817,979	1,394,719	821,955

Total	969,149	995,979	1,572,719	1,002,955

Government	20

Details of the 2021-22

Government Estimates

General Revenue Fund

Advanced Education

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable
	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate

EXPENSE	2,809,887	2,805,458	2,869,379	2,607,219

CAPITAL INVESTMENT	-	25	25	25

FINANCIAL TRANSACTIONS	652,364	701,600	701,600	731,100

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister's Office
Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.
1.2	Deputy Minister's Office
Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.
1.3	Financial Services
Provides key ministry support functions including: corporate services, financial services, capital planning, grant management and fiscal oversight.

2	Program Delivery Support
Manages policies and programs that support: post-secondary institutions, apprenticeship, student aid and foundational learning, including program approvals and policy coordination.

3	Support for Adult Learning
3.1	Operating Support for Post-Secondary Institutions
Provides Operating and Program Support Grants to 26 post-secondary institutions to support operating costs including grants for apprenticeship classroom education.
3.2	Community and Indigenous Education
Funds the Community Adult Learning Programs that supports organizations in the delivery of foundational learning opportunities across the province and provides funding for Indigenous Colleges and Initiatives.
3.3	Adult Learning System Initiatives
Provides funding for short-term program initiatives, information technology, data collection, systems development, apprenticeship, inter-jurisdiction programs and employment and satisfaction surveys.

4	Student Aid
4.1	Student Aid Grants
Provides non-repayable grants for full time and part time studies to eligible student loan borrowers.
4.2	Scholarships and Awards
Provides funding for 11 scholarships and awards to reward achievement and incent participation in post-secondary education.
4.3	Student Loan Disbursements
Provides repayable financial assistance to eligible students enrolled in a fulltime program at an approved post-secondary institution.

5	Foundational Learning Supports
Provides grant funding to students to support the transition into post-secondary studies and help them find employment. This funding covers tuition, fees, books, and eligible living costs.

6	Post-Secondary Infrastructure
6.1	Capital Expansion and Upgrading
Provides capital support to public post-secondary institutions for expansion and major preservation projects.
6.2	Capital Maintenance and Renewal
Provides grants for priority projects aimed at maintaining the condition of facilities.

Advanced Education	24

EXPENSE VOTE BY PROGRAM
(thousands of dollars)			Comparable
			2019-20	2020-21	2020-21	2021-22
			Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister's Office		1,037	667	667	653
1.2	Deputy Minister's Office		750	561	561	547
1.3	Financial Services		7,280	6,513	6,513	6,267
		Sub-total	9,067	7,741	7,741	7,467

2	Program Delivery Support		77,881	70,185	76,197	74,110

3	Support for Adult Learning
3.1	Operating Support for Post-Secondary Institutions		2,305,276	2,202,865	2,169,265	2,027,895
3.2	Community and Indigenous Education		21,319	22,449	22,449	22,449
3.3	Adult Learning System Initiatives		22,554	34,501	43,201	39,746
		Sub-total	2,349,149	2,259,815	2,234,915	2,090,090

4	Student Aid
4.1	Student Aid Grants		60,404	54,784	54,784	54,784
4.2	Scholarships and Awards		46,946	51,854	51,854	51,854
		Sub-total	107,350	106,638	106,638	106,638

5	Foundational Learning Supports		89,351	92,756	78,256	92,295

CAPITAL PAYMENTS TO RELATED PARTIES
6	Post-Secondary Infrastructure
6.1	Capital Expansion and Upgrading		177,089	149,823	149,355	85,178
6.2	Capital Maintenance and Renewal		-	118,500	216,277	151,441
		Sub-total	177,089	268,323	365,632	236,619

Total			2,809,887	2,805,458	2,869,379	2,607,219

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.3	Financial Services		-	25	25	25

Total			-	25	25	25

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
LOANS AND ADVANCES
4	Student Aid
4.3	Student Loan Disbursements		652,364	701,600	701,600	731,100

Total			652,364	701,600	701,600	731,100

25	Advanced Education

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)		2021-22
		Estimate
1	Canada Student Loan Administration	4,475
	Funding is received from the federal government to administer Canada student loans and grants to Alberta students on a cost-recovery basis. Program 2

2	Red Seal Secretariat	454
	Funding from the federal government for the Red Seal Secretariat functions. The Red Seal Program helps to develop a highly qualified, productive and mobile skilled trades workforce by developing high-quality Red Seal products, including Red Seal occupational standards and interprovincial examinations for Red Seal trades in collaboration with industry. Program 3.3

3	French Language Program	4,300
	Funding is received from the federal government to support French minority language and second language education programs. Programs 3.1, 4.2

Total		9,229

Advanced Education	26

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable
	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Alberta Heritage Scholarships	49,995	51,099	51,099	53,199

DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	14	600	600	600
Valuation Adjustments and Other Provisions
Vacation Liability	165	-	-	-
Provision for Future Cost of Student Loans Issued	76,968	50,000	50,000	53,000
Ministry Support Services	(72)	-	-	-
Program Delivery Support	-	5	5	5

Total	127,070	101,704	101,704	106,804

27	Advanced Education

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2021-22 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)
		Department	Entities'		Consolidated
	Voted	Amounts	Amounts	Consolidation	2021-22
	Supply	Not Voted	Not Voted	Adjustments	Estimate
EXPENSE
Ministry Support Services	7,467	600	-	-	8,067
Program Delivery Support	74,110	5	-	-	74,115
Support for Adult Learning	2,090,090	-	-	(2,010,443)	79,647
Student Aid	106,638	106,199	-	(23,849)	188,988
Foundational Learning Supports	92,295	-	-	-	92,295
Post-Secondary Operations	-	-	5,416,994	(53,789)	5,363,205
Post-Secondary Debt Servicing	-	-	38,797	(38,797)	-
Post-Secondary Pension Provision	-	-	(29,940)	-	(29,940)
Post-Secondary Infrastructure	236,619	-	-	(236,619)	-
Total	2,607,219	106,804	5,425,851	(2,363,497)	5,776,377

CAPITAL INVESTMENT
Ministry Support Services	25	-	-	-	25
Post-Secondary Infrastructure	-	-	653,196	-	653,196
Total	25	-	653,196	-	653,221

INVENTORY ACQUISITION
Post-Secondary Operations	-	-	181,000	-	181,000

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	2,363,755	106,204	4,661,715	(2,088,081)	5,043,593
Operating Expense - COVID-19/Recovery Plan	6,845	-	5,000	-	11,845
Capital payments to related parties	236,619	-	-	(236,619)	-
Amortization / loss on disposal	-	600	569,279	-	569,879
Inventory consumption	-	-	181,000	-	181,000
Debt servicing costs - general	-	-	38,797	(38,797)	-
Pension provisions	-	-	(29,940)	-	(29,940)
Total	2,607,219	106,804	5,425,851	(2,363,497)	5,776,377

CAPITAL INVESTMENT	25	-	653,196	-	653,221

INVENTORY ACQUISITION	-	-	181,000	-	181,000

Advanced Education	28

MINISTRY FINANCIAL STATEMENTS
STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate
REVENUE
Internal Government Transfers	287,762	267,908	260,288	267,907
Transfers from Government of Canada	413,043	494,431	472,663	487,946
Transfer from Alberta Heritage Scholarship Fund	49,997	55,000	55,000	55,000
Labour Market Development	135,352	155,382	154,382	168,281
Investment Income	239,115	288,080	229,580	270,539
Premiums, Fees and Licences	3,854	3,938	3,938	3,918
Tuition and Non-Credit Courses	1,311,199	1,459,534	1,369,451	1,474,874
Donations, Grants and Contributions	385,291	360,352	300,886	327,550
Gain from Government Business Enterprises	5,902	-	-	-
Sales, Rentals and Services	623,046	684,704	323,378	532,093
Other Revenue	136,724	216,410	132,748	143,545
Ministry Total	3,591,285	3,985,739	3,302,314	3,731,653
Inter-Ministry Consolidations	(420,223)	(383,649)	(378,032)	(383,948)
Consolidated Total	3,171,062	3,602,090	2,924,282	3,347,705
EXPENSE
Ministry Support Services	9,165	8,341	8,341	8,067
Program Delivery Support	77,306	70,190	76,202	74,115
Support for Adult Learning	67,138	74,402	83,102	79,647
Student Aid	208,262	186,888	186,888	191,988
Foundational Learning Supports	89,351	92,756	78,256	92,295
Post-Secondary Operations	5,834,501	5,480,771	5,459,789	5,414,994
Post-Secondary Debt Servicing	41,446	46,578	39,814	38,797
Post-Secondary Pension Provision	7,324	(1,269)	(27,401)	(29,940)
Ministry Total	6,334,493	5,958,657	5,904,991	5,869,963
Inter-Ministry Consolidations	(104,230)	(100,962)	(94,310)	(93,586)
Consolidated Total	6,230,263	5,857,695	5,810,681	5,776,377
Net Operating Result	(3,059,201)	(2,255,605)	(2,886,399)	(2,428,672)

CHANGE IN CAPITAL ASSETS
INVESTMENT
Ministry Support Services	-	25	25	25
Post-Secondary Infrastructure	554,005	654,254	751,563	653,196
Consolidated Total	554,005	654,279	751,588	653,221
AMORTIZATION	(558,152)	(555,187)	(546,991)	(569,879)
DISPOSALS OR WRITE OFFS	(11,364)	-	-	-
Change in Capital Assets Total	(15,511)	99,092	204,597	83,342

29	Advanced Education

MINISTRY FINANCIAL STATEMENTS … continued
CHANGE IN INVENTORY ASSETS
(thousands of dollars)	Comparable
	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate
INVENTORY ACQUISITION
Post-Secondary Operations	160,398	178,000	178,000	181,000
Consolidated Total	160,398	178,000	178,000	181,000
CONSUMPTION (Cost of Goods Sold)	(159,578)	(178,000)	(164,000)	(181,000)
Change in Inventory Assets Total	820	-	14,000

Advanced Education	30

Agriculture and Forestry

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable
	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate

EXPENSE	1,117,788	614,608	679,008	627,227

CAPITAL INVESTMENT	4,400	17,323	18,258	13,262

FINANCIAL TRANSACTIONS	1,579	1,310	1,541	1,310

CONTINGENCY	71,964	-	107,996	-

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister's Office
Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.
1.2	Deputy Minister's Office
Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.
1.3	Farmers' and Property Rights Advocate
Provides supports for farmers and ranchers including advocacy, energy, utility and surface rights and rural dispute resolution. Listens to Albertans' concerns regarding property rights and brings them before government.
1.4	Corporate Services
Provides ministry strategic and support functions including policy development, fiscal management, legislative planning, extension services, and solutions to support ministry operations.

2	Rural Programming and Agricultural Societies
2.1	Rural Programming
Rural Programming provides direct support to rural Alberta through rural utility legislation, programming and funding.
2.2	Agricultural Societies and Exhibitions
Administers programs and funding for 283 primary Agricultural Societies to support event hosting and managing community facilities. Also responsible for regulatory oversight of the Agricultural Societies Act .

3	Trade, Investment and Food Management
3.1	Export and Investment
Attracts investment to agri-food and bio-industrial sectors, expands export opportunities for Alberta's businesses, and delivers programs to grow Alberta's agri-food sector.
3.2	Food Management
Provides oversight in provincial meat/dairy facilities, protects public safety, addresses risk via surveillance, inspection, and outreach. Conducts lab testing in support of disease investigations/export.
3.3	Food and Bio-Processing
Provides scientific expertise, specialized facilities to support product/process development along with business incubation, and business development services for processors to reach local/global markets.
3.4	Intergovernmental and Trade Relations
Provides analysis and advice on trade, transportation and labour files, and coordination of inter-governmental policy negotiations, which directly support the Ministry of Agriculture and Forestry’s vision and strategic goals.

4	Primary Agriculture
4.1	Animal Health and Assurance
Conducts health monitoring, surveillance, and disease investigations in Alberta’s livestock industries. Develops regulations and response policies and programs to support market access, food safety, and public health.
4.2	Crop Health and Assurance
Focuses on monitoring, surveillance, and risk mitigation in Alberta’s crop industries and develops regulations and response policies for Alberta’s crop, bee/honey industries, and supports for farm safety education.
4.3	Agricultural Service Boards
Manages grant agreements to 69 Agricultural Service Boards to assist municipalities with projects, enforcement, and developing programs and services that improve stewardship and agricultural capacity in Alberta.
4.4	Agriculture Research
Supports the delivery of grants for Alberta’s agriculture research program to meet the needs of farmers, ranchers, and others in the agriculture industry.
4.5	Marketing Council
The Alberta Agricultural Products Marketing Council is the oversight body for Alberta’s 20 agricultural marketing boards and commissions, and provides advice to the Minister on matters related to their governance.

Agriculture and Forestry	32

DESCRIPTION OF SUPPLY VOTE PROGRAMS … continued

4.6	Natural Resource Management
Seeks to ensure agriculture is sustainable by developing policy and programming that promotes environmental stewardship, increases irrigation capacity, and facilitates emergency planning in the agriculture sector.
4.7	Irrigation Infrastructure Assistance
Irrigation Infrastructure Assistance primarily delivers capital grants for the Irrigation Rehabilitation Program to increase conveyance efficiency of Alberta's irrigation network.

5	Agriculture Insurance and Lending Assistance
5.1	Lending Assistance
Provides the provincial funding to Agriculture Financial Services Corporation (AFSC) to support delivery of loans and guarantees.
5.2	Insurance
Provides the provincial funding to AFSC to deliver crop, hail, livestock, and wildlife damage compensation insurance programs to mitigate risks associated with crop production and fluctuations in commodity prices.
5.3	Agriculture Income Support
Provides the provincial funding to AFSC to deliver the Agriculture Income Support program for Canadian agricultural producers with an ongoing whole-farm risk management tool.

6	Forests
6.1	Wildfire Management
Provides wildfire operations in the Forest Protection Area to reduce risks to human life, communities, and other values through wildfire preparedness plans, mitigation and prevention, and early wildfire detection.
6.2	Wildfire Presuppression and Response
Provides preparation for wildfires and response to wildfires to protect Albertans, communities, the province's forest resources, and other values at risk from wildfires.
6.3	Forest Stewardship and Trade
Provides policy and regulates compliance to support a competitive forest industry and enhance environmental and social forest values. Responsible for operations, planning, reforestation, and pine beetle control.

7	Canadian Agricultural Partnership
Mainly includes federal funding that supports the prosperity of the agri-food and agri-based industry. Additional funding from the Partnership that supports innovation is included in Agriculture Research program.

33	Agriculture and Forestry

EXPENSE VOTE BY PROGRAM
(thousands of dollars)			Comparable
			2019-20	2020-21	2020-21	2021-22
			Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister's Office		948	877	877	850
1.2	Deputy Minister's Office		726	792	792	764
1.3	Farmers' and Property Rights Advocate		1,104	1,029	1,029	971
1.4	Corporate Services		11,018	9,683	9,288	9,172
		Sub-total	13,796	12,381	11,986	11,757

2	Rural Programming and Agricultural Societies
2.1	Rural Programming		6,287	4,494	4,281	4,376
2.2	Agricultural Societies and Exhibitions		11,462	11,462	11,462	11,462
		Sub-total	17,749	15,956	15,743	15,838

3	Trade, Investment and Food Management
3.1	Export and Investment		4,799	4,509	4,509	4,265
3.2	Food Management		13,982	12,752	12,752	10,990
3.3	Food and Bio-Processing		11,214	9,261	9,222	8,241
3.4	Intergovernmental and Trade Relations		7,758	7,422	7,402	6,614
		Sub-total	37,753	33,944	33,885	30,110

4	Primary Agriculture
4.1	Animal Health and Assurance		12,796	11,042	10,924	9,813
4.2	Crop Health and Assurance		6,731	3,407	3,407	3,287
4.3	Agricultural Service Boards		11,637	8,485	8,485	8,483
4.4	Agriculture Research		35,122	37,290	35,275	37,000
4.5	Marketing Council		968	976	976	945
4.6	Natural Resource Management		21,150	11,184	12,041	10,812
		Sub-total	88,404	72,384	71,108	70,340

5	Agriculture Insurance and Lending Assistance
5.1	Lending Assistance		7,407	4,083	4,083	-
5.2	Insurance		227,923	232,959	229,558	171,810
5.3	Agriculture Income Support		49,353	43,379	46,780	43,496
		Sub-total	284,683	280,421	280,421	215,306

6	Forests
6.1	Wildfire Management		108,979	104,156	131,434	101,191
6.2	Wildfire Presuppression and Response		460,748	-	-	-
6.3	Forest Stewardship and Trade		57,030	51,259	77,670	68,873
		Sub-total	626,757	155,415	209,104	170,064

7	Canadian Agricultural Partnership		31,221	30,682	33,682	30,983

Agriculture and Forestry	34

EXPENSE VOTE BY PROGRAM ... continued
(thousands of dollars)			Comparable
			2019-20	2020-21	2020-21	2021-22
			Actual	Budget	Forecast	Estimate
CAPITAL GRANTS
2	Rural Programming and Agricultural Societies
2.1	Rural Programming		3,425	3,425	3,425	22,083
2.2	Agricultural Societies and Exhibitions		-	-	9,654	18,146
		Sub-total	3,425	3,425	13,079	40,229

4	Primary Agriculture
4.7	Irrigation Infrastructure Assistance		14,000	10,000	10,000	42,600

Total			1,117,788	614,608	679,008	627,227

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.4	Corporate Services		28	1,730	1,730	990

3	Trade, Investment and Food Management
3.2	Food Management		7	421	421	301
3.3	Food and Bio-Processing		43	3,903	3,803	727
		Sub-total	50	4,324	4,224	1,028

4	Primary Agriculture
4.6	Natural Resource Management		13	159	159	159

6	Forests
6.1	Wildfire Management		4,108	11,110	12,145	11,085
6.3	Forest Stewardship and Trade		201	-	-	-
		Sub-total	4,309	11,110	12,145	11,085

Total			4,400	17,323	18,258	13,262

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
INVENTORY ACQUISITION
6	Forests
6.1	Wildfire Management		1,579	1,310	1,541	1,310

Total			1,579	1,310	1,541	1,310

35	Agriculture and Forestry

CONTINGENCY VOTE BY PROGRAM
(thousands of dollars)			Comparable
			2019-20	2020-21	2020-21	2021-22
			Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
5	Agriculture Insurance and Lending Assistance
5.2	Insurance		15,431	-	-	-
5.3	Agriculture Income Support		56,533	-	22,996	-
		Sub-total	71,964	-	22,996	-

6	Forests
6.2	Wildfire Presuppression and Response		-	-	85,000	-

Total			71,964	-	107,996	-

Agriculture and Forestry	36

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)		2021-22
		Estimate
1	Canadian Agricultural Partnership	42,558
	Federal funding provided through the bilateral Canadian Agricultural Partnership Agreement is used to support a profitable and innovative agriculture, agri-food and agri-based industry. Programs 4.4 and 7

2	Forest Stewardship and Trade	1,000
	Funding from the Government of Saskatchewan is used to prevent or minimize the potential of mountain pine beetle infestations. Program 6.3

Total		43,558

37	Agriculture and Forestry

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other an an appropriation act.

EXPENSE
(thousands of dollars)	Comparable
	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate
DEPARTMENT NON-CASH AMOUNTS
Capital Payments to Related Parties
Ministry Support Services	5	-	-	-
Amortization
Ministry Support Services	166	953	953	203
Rural Programming and Agricultural Societies	3	-	-	-
Trade, Investment and Food Management	1,664	3,200	3,200	1,970
Primary Agriculture	1,768	2,100	2,100	2,100
Forests	11,647	12,230	12,230	12,230
Canadian Agricultural Partnership	66	-	-	-
Consumption of Inventory
Forests	1,189	1,310	1,310	1,310
Valuation Adjustments and Other Provisions
Ministry Support Services	(468)	-	-	-
Rural Programming and Agricultural Societies	(31)	-	-	-
Trade, Investment and Food Management	(555)	-	-	-
Primary Agriculture	(1,087)	-	-	-
Forests	(523)	-	-	-
Canadian Agricultural Partnership	(53)	-	-	-
Write Down or Loss on Disposal of Capital Assets
Ministry Support Services	24	-	-	-
Trade, Investment and Food Management	6	-	-	-
Primary Agriculture	84	-	-	-
Forests	132	-	-	-

Total	14,037	19,793	19,793	17,813

CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS
Donated Capital Assets
Trade, Investment and Food Management	-	200	200	-
Capital Acquired from Related Parties
Forests	68	-	-	-

Total	68	200	200	-

Agriculture and Forestry	38

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2021-22 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)
		Department	Entities'		Consolidated
	Voted	Amounts	Amounts	Consolidation	2021-22
	Supply	Not Voted	Not Voted	Adjustments	Estimate
EXPENSE
Ministry Support Services	11,757	203	-	(30)	11,930
Rural Programming and Agricultural Societies	56,067	-	-	-	56,067
Trade, Investment and Food Management	30,110	1,970	-	(400)	31,680
Primary Agriculture	112,940	2,100	-	(184)	114,856
Lending	-	-	30,576	-	30,576
Insurance	171,810	-	404,395	(174,279)	401,926
Agriculture Income Support	43,496	-	89,188	(43,496)	89,188
Forests	170,064	13,540	-	(1,817)	181,787
Canadian Agricultural Partnership	30,983	-	-	(421)	30,562
Debt Servicing Costs	-	-	70,566	(70,566)	-
Total	627,227	17,813	594,725	(291,193)	948,572

CAPITAL INVESTMENT
Ministry Support Services	990	-	-	-	990
Trade, Investment and Food Management	1,028	-	-	-	1,028
Primary Agriculture	159	-	-	-	159
Lending	-	-	2,826	-	2,826
Insurance	-	-	3,593	-	3,593
Agriculture Income Support	-	-	1,154	-	1,154
Forests	11,085	-	-	-	11,085
Total	13,262	-	7,573	-	20,835

INVENTORY ACQUISITION
Forests	1,310	-	-	-	1,310

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	541,898	-	517,369	(220,627)	838,640
Operating Expense - COVID-19/Recovery Plan	2,500	-	-	-	2,500
Capital grants	82,829	-	-	-	82,829
Amortization / loss on disposal	-	16,503	6,790	-	23,293
Inventory consumption	-	1,310	-	-	1,310
Debt servicing costs - general	-	-	70,566	(70,566)	-
Total	627,227	17,813	594,725	(291,193)	948,572

CAPITAL INVESTMENT	13,262	-	7,573	-	20,835

INVENTORY ACQUISITION	1,310	-	-	-	1,310

39	Agriculture and Forestry

MINISTRY FINANCIAL STATEMENTS
STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate
REVENUE
Transfers from Government of Canada	371,219	293,394	351,661	280,008
Transfers of Assets or Liabilities from Related Parties	68	-	-	-
Investment Income	157,607	157,118	157,118	155,652
Premiums, Fees and Licences	473,443	465,006	616,356	475,716
Other Revenue	19,510	4,808	5,508	3,761
Ministry Total	1,021,847	920,326	1,130,643	915,137
Inter-Ministry Consolidations	(1,820)	(1,612)	(1,612)	(1,612)
Consolidated Total	1,020,027	918,714	1,129,031	913,525
EXPENSE
Ministry Support Services	13,523	13,334	12,939	11,960
Rural Programming and Agricultural Societies	21,146	19,381	28,822	56,067
Trade, Investment and Food Management	38,868	37,144	37,085	32,080
Primary Agriculture	103,169	84,484	83,208	115,040
Lending	47,945	34,122	34,122	30,576
Insurance	1,012,492	407,344	782,929	403,745
Agriculture Income Support	231,613	89,578	145,940	89,188
Forests	639,202	168,955	307,644	183,604
Canadian Agricultural Partnership	31,234	30,682	33,682	30,983
Debt Servicing Costs	69,496	72,374	72,374	70,566
Ministry Total	2,208,688	957,398	1,538,745	1,023,809
Inter-Ministry Consolidations	(87,069)	(84,305)	(78,005)	(75,237)
Consolidated Total	2,121,619	873,093	1,460,740	948,572
Net Operating Result	(1,101,592)	45,621	(331,709)	(35,047)

CHANGE IN CAPITAL ASSETS
INVESTMENT
Ministry Support Services	28	1,730	1,730	990
Trade, Investment and Food Management	50	4,524	4,424	1,028
Primary Agriculture	13	159	159	159
Lending	553	1,092	3,001	2,826
Insurance	4,434	5,844	3,667	3,593
Agriculture Income Support	1,327	637	905	1,154
Forests	4,377	11,110	12,145	11,085
Ministry Total	10,782	25,096	26,031	20,835
Inter-Ministry Consolidations	(68)	-	-	-
Consolidated Total	10,714	25,096	26,031	20,835
AMORTIZATION	(23,603)	(25,366)	(25,366)	(23,293)
DISPOSALS OR WRITE OFFS	(839)	-	-	-
Change in Capital Assets Total	(13,728)	(270)	665	(2,458)

Agriculture and Forestry	40

MINISTRY FINANCIAL STATEMENTS … continued
CHANGE IN INVENTORY ASSETS
(thousands of dollars)	Comparable
	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate
INVENTORY ACQUISITION
Forests	1,579	1,310	1,541	1,310
Consolidated Total	1,579	1,310	1,541	1,310
CONSUMPTION	(1,189)	(1,310)	(1,310)	(1,310)
Change in Inventory Assets Total	390	-	231	-

41	Agriculture and Forestry

Children's Services

AMOUNTS TO BE VOTED
(thousands of dollars)		Comparable
	2019-20 Actual	2020-21 Budget	2020-21 Forecast	2021-22 Estimate
EXPENSE	1,389,181	1,371,056	1,455,417	1,384,557
CAPITAL INVESTMENT	70	483	234	350

43

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister's Office
Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.
1.2	Deputy Minister's Office
Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.
1.3	Strategic Services
Supports strategic decision making for the Ministry on Government of Alberta mandates.
1.4	Corporate Services
Provides corporate finance, business services and centralized procurement services for the ministry.

2	Child Intervention
2.1	Program Planning and Delivery
Sustains non-program supports for regional service delivery.
2.2	Child Intervention Services
Complies with legislative mandate to assess child safety and provide critical services to families and children.
2.3	Supports for Permanency
Provides financial support to families who adopt or obtain private guardianship of children in permanent government care.
2.4	Kinship and Foster Care Support
Provides culturally-appropriate and diverse supports to children temporarily unable to live in their family home.

3	Child Care
3.1	Child Care Subsidy and Supports
Provides subsidies to low-income families, support for children with unique needs and oversight of program licensing, inspection, and staff certification.
3.2	Child Care Worker Supports
Provides funding for professional development and tiered wage top-ups contingent upon qualifications and education of individuals working in child care programs.

4	Early Intervention Services for Children and Youth
4.1	Early Intervention and Early Childhood Development

Mitigates the need of child intervention services with a continuum of supports for children and families, including parenting resources, home visitation services, and supports for early child development.

4.2	Youth in Transition
Supports vulnerable youth, with previous or current child intervention involvement, transitioning to adulthood through mentoring and bursary programs.

5	Policy, Innovation and Indigenous Connections
5.1	Policy and Innovation
Provides strategic advice and support for innovative policy development and implementation.
5.2	Indigenous Connections
Strengthens relationships between the Ministry and Indigenous and Community Stakeholders and develops strong collaborative partnerships.

Children's Services	44

EXPENSE VOTE BY PROGRAM
(thousands of dollars)		Comparable
		2019-20 Actual	2020-21 Budget	2020-21 Forecast	2021-22 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister's Office	923	789	789	742
1.2	Deputy Minister's Office	770	780	780	756
1.3	Strategic Services	439	508	508	495
1.4	Corporate Services	4,286	4,009	4,009	3,883
	Sub-total	6,418	6,086	6,086	5,876
2	Child Intervention
2.1	Program Planning and Delivery	9,726	8,982	8,982	8,736
2.2	Child Intervention Services	566,149	563,521	567,121	576,672
2.3	Supports for Permanency	67,005	67,198	67,198	67,292
2.4	Kinship and Foster Care Support	222,281	225,788	225,788	227,123
	Sub-total	865,161	865,489	869,089	879,823
3	Child Care
3.1	Child Care Subsidy and Supports	282,058	279,958	364,192	279,606
3.2	Child Care Worker Supports	126,717	114,028	111,205	113,796
	Sub-total	408,775	393,986	475,397	393,402
4	Early Intervention Services for Children and Youth
4.1	Early Intervention and Early Childhood Development	87,860	81,338	81,338	81,669
4.2	Youth in Transition	13,679	14,442	14,442	14,408
	Sub-total	101,539	95,780	95,780	96,077
5	Policy, Innovation and Indigenous Connections
5.1	Policy and Innovation	5,011	7,079	6,429	6,807
5.2	Indigenous Connections	2,277	2,636	2,636	2,572
	Sub-total	7,288	9,715	9,065	9,379
Total		1,389,181	1,371,056	1,455,417	1,384,557
CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
2	Child Intervention
2.2	Child Intervention Services	70	483	234	350

Total		70	483	234	350

45	Children's Services

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable
	2019-20 Actual	2020-21 Budget	2020-21 Forecast	2021-22 Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Alberta Child Benefit	171,813	45,500	49,000	-
Alberta Child and Family Benefit	-	230,000	240,000	345,000
DEPARTMENT NON-CASH AMOUNTS
Amortization
Child Intervention	44	80	80	73
Valuation Adjustments and Other Provisions
Ministry Support Services	(115)	-	-	-
Child Intervention	814	1,500	1,500	1,500
Child Care	(26)	-	-	-
Early Intervention Services for Children and Youth	(30)	-	-	-
Policy, Innovation and Indigenous Connections	75	-	-	-
Write Down or Loss on Disposal of Capital Assets
Child Intervention	25	-	-	-

Total	172,600	277,080	290,580	346,573

Children's Services	46

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the

Government’s consolidated 2021-22 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Consolidation Adjustments	Consolidated 2021-22 Estimate
EXPENSE Ministry Support Services	5,876	-	-	5,876
Child Intervention	879,823	1,573	(2,360)	879,036
Child Care	393,402	-	(7,030)	386,372
Early Intervention Services for Children and Youth	96,077	-	(4,310)	91,767
Policy, Innovation and Indigenous Connections	9,379	-	-	9,379
Alberta Child and Family Benefit	-	345,000	-	345,000
Total	1,384,557	346,573	(13,700)	1,717,430
CAPITAL INVESTMENT Child Intervention	350	-	-	350

RECONCILIATION BY TYPE OF SPENDING

   EXPENSE

Operating expense	1,384,557	346,500	(13,700)	1,717,357
Amortization / loss on disposal	-	73	-	73
Total	1,384,557	346,573	(13,700)	1,717,430

CAPITAL INVESTMENT	350	-	-	350

47	Children's Services

MINISTRY FINANCIAL STATEMENTS
STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2019-20 Actual	2020-21 Budget	2020-21 Forecast	2021-22 Estimate
REVENUE
Services to First Nations Reserves	41,736	45,678	45,678	45,678
Other Federal Transfers	75,385	72,593	76,542	76,051
Premiums Fees and Licenses	123	50	55	55
Other Revenue	8,941	5,730	19,099	7,699
Consolidated Total	126,185	124,051	141,374	129,483
EXPENSE
Ministry Support Services	6,303	6,086	6,086	5,876
Child Intervention	866,044	867,069	870,669	881,396
Child Care	408,749	393,986	475,397	393,402
Early Intervention Services for Children and Youth	101,509	95,780	95,780	96,077
Policy, Innovation and Indigenous Connections	7,363	9,715	9,065	9,379
Alberta Child Benefit	171,813	45,500	49,000	-
Alberta Child and Family Benefit	-	230,000	240,000	345,000
Ministry Total	1,561,781	1,648,136	1,745,997	1,731,130
Inter-Ministry Consolidations	(13,730)	(12,000)	(12,000)	(13,700)
Consolidated Total	1,548,051	1,636,136	1,733,997	1,717,430
Net Operating Result	(1,421,866)	(1,512,085)	(1,592,623)	(1,587,947)

CHANGE IN CAPITAL ASSETS
INVESTMENT
Child Intervention	70	483	234	350
Consolidated Total	70	483	234	350
AMORTIZATION	(44)	(80)	(80)	(73)
DISPOSALS OR WRITE OFFS	(25)	-	-	-
Change in Capital Assets Total	1	403	154	277

Children's Services	48

Community and Social Services
AMOUNTS TO BE VOTED
(thousands of dollars)		Comparable
	2019-20 Actual	2020-21 Budget	2020-21 Forecast	2021-22 Estimate
EXPENSE	4,066,718	3,947,052	3,905,652	3,912,305

CAPITAL INVESTMENT	166	547	547	547

DESCRIPTION OF SUPPLY VOTE PROGRAMS
1	Ministry Support Services
1.1	Minister's Office
Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.
1.2	Deputy Minister's Office
Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.
1.3	Strategic Services
Provides strategic policy, quality assurance, information management and corporate planning services for the ministry.
1.4	Corporate Services
Provides corporate finance, business services and centralized procurement services for the ministry.
1.5	Appeals Panels
Adjudicative bodies created under legislation to review decisions made by program authorities upon citizen appeal.

2	Employment and Income Support
2.1	Program Planning and Delivery
Management and delivery of income support programs that assist Albertans to find and keep jobs, and helps Albertans with low incomes access financial benefits.
2.2	Income Support to People Expected to Work or Working
Financial benefits for Albertans who are able to sustain employment but do not have the resources to meet their basic needs such as food, clothing and shelter.
2.3	Income Support to People with Barriers to Full Employment
Financial benefits for Albertans who face barriers to maintaining full-time employment to meet their basic needs such as food, clothing and shelter.
2.4	Career and Employment Services
Provides access to career, workplace and labour market information that help Albertans find and maintain employment, or identifies training opportunities to secure employment.

3	Assured Income for the Severely Handicapped
3.1	Program Planning and Delivery
Management and delivery of the Assured Income for the Severely Handicapped (AISH) program to provide financial and personal supports to AISH clients.
3.2	Financial Assistance Grants
Financial benefits to eligible Albertans with a severe and permanent disability that causes a substantial limitation in their ability to earn a living.

4	Disability Services
4.1	Program Planning and Delivery
Policy development, planning, coordination to support continuous improvement of supports and services for adults with disabilities in Alberta.
4.2	Persons with Developmental Disabilities - Supports to Albertans
Supports to adults with developmental disabilities to live in their homes, access specialized support requirements, find employment, be included in community life and be as independent as possible.
4.3	Persons with Developmental Disabilities - Direct Operations
Operates facilities owned by the provincial government to provide adults with developmental disabilities in residential care settings.
4.4	Family Support for Children with Disabilities

Provides comprehensive support to families of children with disabilities to strengthen the family's capacity to promote their child's development and participation in activities in the home and in the community.

4.5	Provincial Disability Supports Initiatives
Provides community support programs for adults with disabilities through such programs as the Alberta Brain Injury Initiative, Residential Access Modification Program, and Cross Disability Supports.

Community and Social Services	50

DESCRIPTION OF SUPPLY VOTE PROGRAMS …continued
4.6	Fetal Alcohol Spectrum Disorder Initiatives
Provides funding to Fetal Alcohol Spectrum Disorder (FASD) Service Networks to provide a continuum of coordinated services to meet the needs of those living with FASD and their caregivers.
4.7	Disability Advocate's Office
The Advocate's Office assists persons and their families by helping them navigate the disability system.

5	Homeless and Outreach Support Services
5.1	Program Planning and Delivery
Policy development, management and delivery of programs that support and deliver homeless shelter services, women's shelter services, outreach support services and Housing First programming.
5.2	Homeless Shelters
Provides funding to support the operations of homeless shelters, and short- and long-term supportive housing sites located in communities throughout the province.
5.3	Women's Shelters
Provides safe accommodation for women and children in crisis due to family violence, and helps connect them with the resources they need to rebuild their lives.
5.4	Homeless Support Outreach Services
Provides funding to community-based organizations to deliver programs which move individuals and families out of homelessness, including permanent housing using a Housing First approach.

6	Community Supports and Family Safety
6.1	Program Planning and Delivery

Management and delivery of programs and resources that help prevent family violence and support healthy relationships including supports for family and sexual violence, bullying, child and elder abuse.

6.2	Family and Community Support Services
Supports communities in designing and delivering preventative social services that help enhance Albertans’ well-being and increase their ability preparedness for crisis situations.
6.3	Family and Community Safety
Provides community-based organizations with funding for projects that address social issues regarding the prevention of family and sexual violence, bullying, child and elder abuse.

7	Services Provided to Other Ministries
This program reflects funding received from other ministries for the delivery of services provided by the ministry on their behalf.

51	Community and Social Services

EXPENSE VOTE BY PROGRAM
(thousands of dollars)			Comparable
		2019-20 Actual	2020-21 Budget	2020-21 Forecast	2021-22 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister's Office	897	786	786	756
1.2	Deputy Minister's Office	768	807	807	802
1.3	Strategic Services	2,723	2,900	2,900	2,405
1.4	Corporate Services	3,907	3,200	3,200	3,118
1.5	Appeals Panels	4,229	3,971	3,971	3,608
	Sub-total	12,524	11,664	11,664	10,689
2	Employment and Income Support
2.1	Program Planning and Delivery	139,395	131,609	131,609	113,185
2.2	Income Support to People Expected to Work or Working	503,809	441,375	346,075	428,509
2.3	Income Support to People with Barriers to Full Employment	302,656	295,702	262,502	242,157
2.4	Career and Employment Services	64,577	69,648	68,648	72,292
	Sub-total	1,010,437	938,334	808,834	856,143
3	Assured Income for the Severely Handicapped
3.1	Program Planning and Delivery	35,414	31,358	31,358	31,688
3.2	Financial Assistance Grants	1,274,706	1,258,207	1,294,707	1,327,719
	Sub-total	1,310,120	1,289,565	1,326,065	1,359,407
4	Disability Services
4.1	Program Planning and Delivery	66,944	65,300	65,300	60,095
4.2	Persons with Developmental Disabilities - Supports to Albertans	979,361	995,531	994,431	997,991
4.3	Persons with Developmental Disabilities - Direct Operations	45,122	42,066	42,066	40,200
4.4	Family Support for Children with Disabilities	219,608	211,233	209,833	211,951
4.5	Provincial Disability Supports Initiatives	16,537	18,155	18,155	17,299
4.6	Fetal Alcohol Spectrum Disorder Initiatives	24,621	25,239	25,239	25,239
4.7	Disability Advocate's Office	784	1,000	1,000	1,000
	Sub-total	1,352,977	1,358,524	1,356,024	1,353,775
5	Homeless and Outreach Support Services
5.1	Program Planning and Delivery	4,275	4,031	4,031	3,151
5.2	Homeless Shelters	64,327	48,700	76,600	48,700
5.3	Women's Shelters	56,660	51,319	57,419	51,319
5.4	Homeless Support Outreach Services	101,955	91,801	110,201	89,838
	Sub-total	227,217	195,851	248,251	193,008
6	Community Supports and Family Safety
6.1	Program Planning and Delivery	2,533	2,709	2,709	2,809
6.2	Family and Community Support Services	119,379	100,000	101,700	100,000
6.3	Family and Community Safety	15,906	32,778	32,778	33,928
	Sub-total	137,818	135,487	137,187	136,737
7	Services Provided to Other Ministries	15,586	17,627	17,627	2,546

Community and Social Services	52

EXPENSE VOTE BY PROGRAM ... continued
(thousands of dollars)		Comparable
		2019-20 Actual	2020-21 Budget	2020-21 Forecast	2021-22 Estimate
CAPITAL GRANTS
4	Disability Services
4.1	Program Planning and Delivery	39	-	-	-
Total	4,066,718		3,947,052	3,905,652	3,912,305

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
2	Employment and Income Support
2.1	Program Planning and Delivery	123	-	-	-
4	Disability Services
4.1	Program Planning and Delivery	8	-	-	-
4.3	Persons with Developmental Disabilities - Direct Operations	35	547	547	547
	Sub-total	43	547	547	547

Total		166	547	547	547

53	Community and Social Services

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2021-22 Estimate
1	Services Provided to Other Ministries	2,546
	Reflects funding received from other ministries for the delivery of services provided by the ministry (e.g. Alberta Supports Contact Centre services and appeals) on their behalf. Program 7
Total		2,546

Community and Social Services	54

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable
	2019-20 Actual	2020-21 Budget	2020-21 Forecast	2021-22 Estimate
DEPARTMENT NON-CASH AMOUNTS
Amortization
Employment and Income Support	119	100	100	100
Assured Income for the Severely Handicapped	5	-	-	-
Disability Services	293	400	400	300
Homeless and Outreach Support Services	15	-	-	-
Valuation Adjustments and Other Provisions
Ministry Support Services	(14)	-	-	-
Employment and Income Support	(620)	400	400	400
Assured Income for the Severely Handicapped	(27)	-	-	-
Disability Services	(243)	500	500	500
Homeless and Outreach Support Services	44	-	-	-
Community Supports and Family Safety	9	-	-	-
Services Provided to Other Ministries	(39)	-	-	-
Write Down or Loss on Disposal of Capital Assets
Employment and Income Support	19	-	-	-

Total	(439)	1,400	1,400	1,300

55	Community and Social Services

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2021-22 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Consolidation Adjustments	Consolidated 2021-22 Estimate
EXPENSE Ministry Support Services	10,689	-	-	10,689
Employment and Income Support	856,143	500	(3,500)	853,143
Assured Income for the Severely Handicapped	1,359,407	-	-	1,359,407
Disability Services	1,353,775	800	(21,500)	1,333,075
Homeless and Outreach Support Services	193,008	-	-	193,008
Community Supports and Family Safety	136,737	-	-	136,737
Services Provided to Other Ministries	2,546	-	(2,546)	-
Total	3,912,305	1,300	(27,546)	3,886,059

CAPITAL INVESTMENT Disability Services	547	-	-	547
Total	547	-	-	547

RECONCILIATION BY TYPE OF SPENDING

   EXPENSE

Operating expense	3,912,305	900	(27,546)	3,885,659
Amortization / loss on disposal	-	400	-	400
Total	3,912,305	1,300	(27,546)	3,886,059
CAPITAL INVESTMENT	547	-	-	547

Community and Social Services	56

MINISTRY FINANCIAL STATEMENTS
STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2019-20 Actual	2020-21 Budget	2020-21 Forecast	2021-22 Estimate
REVENUE
Investment Income	26	-	-	-
Services on First Nations Reserves	55,071	50,398	50,398	51,226
Labour Market Development	74,755	84,128	83,128	85,128
Premiums, Fees and Licences	26	257	257	257
Other Revenue	33,543	29,045	29,045	13,964
Ministry Total	163,421	163,828	162,828	150,575
Inter-Ministry Consolidations	(15,849)	(17,627)	(17,627)	(2,546)
Consolidated Total	147,572	146,201	145,201	148,029
EXPENSE
Ministry Support Services	12,510	11,664	11,664	10,689
Employment and Income Support	1,009,955	938,834	809,334	856,643
Assured Income for the Severely Handicapped	1,310,098	1,289,565	1,326,065	1,359,407
Disability Services	1,353,066	1,359,424	1,356,924	1,354,575
Homeless and Outreach Support Services	227,276	195,851	248,251	193,008
Community Supports and Family Safety	137,827	135,487	137,187	136,737
Services Provided to Other Ministries	15,547	17,627	17,627	2,546
Ministry Total	4,066,279	3,948,452	3,907,052	3,913,605
Inter-Ministry Consolidations	(40,630)	(37,627)	(37,627)	(27,546)
Consolidated Total	4,025,649	3,910,825	3,869,425	3,886,059
Net Operating Result	(3,878,077)	(3,764,624)	(3,724,224)	(3,738,030)

CHANGE IN CAPITAL ASSETS
INVESTMENT
Employment and Income Support	123	-	-	-
Disability Services	43	547	547	547
Consolidated Total	166	547	547	547
AMORTIZATION	(432)	(500)	(500)	(400)
DISPOSALS OR WRITE OFFS	(19)	-	-	-
Change in Capital Assets Total	(285)	47	47	147

57	Community and Social Services

Culture, Multiculturalism and Status of Women
AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable
	2019-20 Actual	2020-21 Budget	2020-21 Forecast	2021-22 Estimate
EXPENSE	250,252	246,775	255,409	225,808

CAPITAL INVESTMENT	542	2,331	620	2,331

FINANCIAL TRANSACTIONS	1,251	1,551	1,551	1,995

DESCRIPTION OF SUPPLY VOTE PROGRAMS
1	Ministry Support Services
1.1	Minister's Office
Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.
1.2	Deputy Minister's Office
Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.
1.3	Strategic Services
Directs, plans and coordinates the ministry’s strategic support services in the areas of financial services, policy, and planning.

2	Community and Voluntary Support Services
2.1	Program Support

Supports divisional activities through business, operational and financial planning and reporting; policy analysis and strategic planning; performance planning and reporting; and information management.

2.2	Community Engagement

Provides assistance to enhance the capacity of the nonprofit/voluntary sector; provides leadership on civil societies sector issues; leads research, planning, and the Alberta Nonprofit/Voluntary Sector Initiative.

2.3	Community Initiatives Program

Funds initiatives under several grant streams: Project-based; Operating; Enhanced Capacity Advancement Program;

Major Cultural and Sport Events; Alberta Culture Days; Multiculturalism, Indigenous and Inclusion.

2.4	Other Initiatives
Funds projects that fall outside the parameters of the Community Initiatives Program and Community Facility Enhancement Program.
2.5	Major Fairs
Provides operational grants to support Alberta’s two major agricultural societies, the Calgary Stampede and Exhibition, and Edmonton Northlands.
2.6	Community Facility Enhancement Program
Provides funds to acquire, build, purchase, repair, renovate, upgrade or expand cultural, recreation, sport and other related public-use community facilities.
2.7	Support for Culture Infrastructure
Assists non-profit organizations in the construction of cultural facilities through capital funding.
2.8	Investing in Canada Infrastructure - Community, Culture and Recreation
Funds initiatives to improve access and quality of cultural, recreational and community infrastructure for Canadians, including Indigenous peoples and vulnerable populations.

3	Cultural Industries
3.1	Program Support

Supports divisional activities through business, operational and financial planning and reporting; policy analysis and strategic planning; performance planning and reporting, and information management.

3.2	Cultural Industries

Supports Alberta's cultural industries, including books and magazines and sound recording, operates the provincial film commission, and oversees the operation of the Northern and Southern Alberta Jubilee Auditoria.

3.3	Alberta Media Fund
Supports Alberta’s cultural industries sector. Provides grants to support film and television production in Alberta and support for cultural industries initiatives and organizations.

4	Arts
4.1	Arts

Provides funding and support to Alberta’s arts sector through the Alberta Foundation for the Arts and the Foundation’s art

collection. Also promotes the value of the arts and manages film classification services.

4.2	Assistance to the Alberta Foundation for the Arts
Provides funding to support the Alberta Foundation for the Arts.

Culture, Multiculturalism and Status of Women	60

DESCRIPTION OF SUPPLY VOTE PROGRAMS … continued
5	Francophone Secretariat
5.1	Francophone Secretariat
Acts as the coordinating body in the implementation of the cross-government French Policy and as a liaison between the government's various ministries and Alberta's Francophonie.
5.2	French Language Services
Negotiates and administers federal funding under the multi-year Canada-Alberta Agreement on French-Language Services. Federal funding is used to support the development and delivery of government services in French.

6	Heritage
6.1	Program Support
Supports business, operational and financial planning, policy analysis and strategic planning, information management, web development, divisional marketing, and performance planning and reporting.
6.2	Royal Alberta Museum
The central repository and showcase for much of the Province’s collections and associated knowledge that document the broad range of historic and contemporary Alberta human and natural history.
6.3	Royal Tyrrell Museum
Dedicated to the collection, preservation, research, display, and interpretation of the Province’s rich and diverse palaeontological resources.
6.4	Historic Sites and Other Museums
Includes 17 historical sites and interpretive centres across the Province focused on collecting, conserving, researching and presenting Alberta’s heritage.
6.5	Provincial Archives of Alberta
The primary repository for textual, audiovisual, photographic, and other archival records, acquired from both the government and private sectors.
6.6	Historic Resources Management
Regulates potential adverse effects to significant Alberta historic resources, which include historic buildings, archaeological sites and Aboriginal heritage traditional use sites.
6.7	Support to Glenbow Museum
Provides annual contract funding to the Glenbow to conserve and display government-owned objects in the institution’s collections.
6.8	Heritage Preservation Partnership Programs
Provides project grants to preserve and interpret Alberta's heritage through research and heritage awareness initiatives and projects to conserve legally protected heritage buildings.
6.9	Support for Provincial Heritage Organizations
Offers annual operational grants to five provincial heritage organizations that provide programs and services to their institutional and individual members.
6.10	Heritage Capital and Repairs
Facilitates investment in equipment and information technology capital and repairs and maintenance throughout a network of 20 museums, historic sites and interpretive centers.

7	Sport, Physical Activity and Recreation
7.1	Recreation and Physical Activity Services
Works with national, provincial, and local partners in recreation, physical activity, and sport to develop and advance policies and programs.
7.2	Sport Development Services
Supports Provincial Sport Organizations in enhancing athlete, coach, official and volunteer development.
7.3	Multi-Sport Games
Provides and supports opportunities for Alberta athletes to participate in multisport games. This includes Alberta Summer and Winter Games and other interprovincial and international games.
7.4	Support for Sport, Physical Activity and Recreation
Supports Alberta’s sport, physical activity and recreation sector through grants to organizations and individuals.

61	Culture, Multiculturalism and Status of Women

DESCRIPTION OF SUPPLY VOTE PROGRAMS … continued
8	Status of Women and Multiculturalism
8.1	Status of Women
Develops and promotes strategic policies and solutions that improve women’s economic security and address gender- based violence, and increase women’s participation in leadership.
8.2	Multiculturalism

Develops strategies and policies to preserve and celebrate the unique cultures, heritage and traditions of Albertans, and ensure equal access and full participation in social, political and economic spheres.

Culture, Multiculturalism and Status of Women	62

EXPENSE VOTE BY PROGRAM
(thousands of dollars)		Comparable
		2019-20 Actual	2020-21 Budget	2020-21 Forecast	2021-22 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister's Office	1,027	900	900	860
1.2	Deputy Minister's Office	854	910	910	890
1.3	Strategic Services	5,880	5,786	5,748	5,463
	Sub-total	7,761	7,596	7,558	7,213
2	Community and Voluntary Support Services
2.1	Program Support	691	775	755	755
2.2	Community Engagement	7,433	8,255	7,620	7,325
2.3	Community Initiatives Program	21,804	19,725	41,910	37,085
2.4	Other Initiatives	1,375	1,500	3,000	2,000
2.5	Major Fairs	11,175	9,005	7,505	6,805
	Sub-total	42,478	39,260	60,790	53,970
3	Cultural Industries
3.1	Program Support	255	305	280	340
3.2	Cultural Industries	6,490	7,875	5,000	5,690
3.3	Alberta Media Fund	44,728	30,900	29,905	19,800
	Sub-total	51,473	39,080	35,185	25,830
4	Arts
4.1	Arts	3,321	3,265	2,990	2,850
4.2	Assistance to the Alberta Foundation for the Arts	28,241	26,935	24,240	25,585
	Sub-total	31,562	30,200	27,230	28,435
5	Francophone Secretariat
5.1	Francophone Secretariat	299	775	770	735
5.2	French Language Services	653	650	650	650
	Sub-total	952	1,425	1,420	1,385
6	Heritage
6.1	Program Support	1,139	929	905	1,272
6.2	Royal Alberta Museum	14,998	13,285	12,220	11,715
6.3	Royal Tyrrell Museum	6,633	6,325	4,790	5,205
6.4	Historic Sites and Other Museums	11,434	9,715	8,450	7,630
6.5	Provincial Archives of Alberta	3,441	3,380	3,115	3,250
6.6	Historic Resources Management	5,341	5,410	5,175	5,120
6.7	Support to Glenbow Museum	3,617	2,691	2,690	2,288
6.8	Heritage Preservation Partnership Programs	1,541	1,450	1,450	1,450
6.9	Support for Provincial Heritage Organizations	1,916	1,705	1,280	1,705
6.10	Heritage Capital and Repairs	245	-	475	-
	Sub-total	50,305	44,890	40,550	39,635

63	Culture, Multiculturalism and Status of Women

EXPENSE VOTE BY PROGRAM ... continued
(thousands of dollars)		Comparable
		2019-20 Actual	2020-21 Budget	2020-21 Forecast	2021-22 Estimate
OPERATING EXPENSE … continued
7	Sport, Physical Activity and Recreation
7.1	Recreation and Physical Activity Services	1,550	1,780	1,710	2,290
7.2	Sport Development Services	1,354	1,265	1,245	1,220
7.3	Multi-Sport Games	3,200	3,545	3,490	1,920
7.4	Support for Sport, Physical Activity and Recreation	16,378	15,085	18,230	14,605
	Sub-total	22,482	21,675	24,675	20,035
8	Status of Women and Multiculturalism
8.1	Status of Women	2,372	2,475	2,365	2,295
8.2	Multiculturalism	1,129	1,885	1,470	1,845
	Sub-total	3,501	4,360	3,835	4,140
CAPITAL GRANTS
2	Community and Voluntary Support Services
2.6	Community Facility Enhancement Program	25,156	25,000	21,700	18,500
2.7	Support for Culture Infrastructure	13,300	13,400	13,400	4,450
2.8	Investing in Canada Infrastructure - Community, Culture and Recreation	1,282	19,889	19,066	22,215
	Sub-total	39,738	58,289	54,166	45,165
Total		250,252	246,775	255,409	225,808

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
3	Cultural Industries
3.2	Cultural Industries	62	385	320	385

6	Heritage
6.10	Heritage Capital and Repairs	474	1,946	300	1,946

7	Sport, Physical Activity and Recreation
7.3	Multi-Sport Games	6	-	-	-
Total		542	2,331	620	2,331

Culture, Multiculturalism and Status of Women	64

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
(thousands of dollars)		Comparable
		2019-20 Actual	2020-21 Budget	2020-21 Forecast	2021-22 Estimate
INVENTORY ACQUISITION
6	Heritage
6.2	Royal Alberta Museum	868	365	365	730
6.3	Royal Tyrrell Museum	10	-	-	-
6.4	Historic Sites and Other Museums	306	273	273	250
6.5	Provincial Archives of Alberta	9	12	12	10
	Sub-total	1,193	650	650	990
CONTAMINATED SITE LIABILITY RETIREMENT
6	Heritage
6.10	Heritage Capital and Repairs	58	901	901	1,005
Total		1,251	1,551	1,551	1,995

65	Culture, Multiculturalism and Status of Women

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)		2021-22 Estimate
1	Department	2,347
	The Department provides financial and administrative services to the Alberta Foundation for the Arts. Costs incurred by the Department for these services are recovered. Program 4
2	Jubilee Auditoria	6,542
	The Jubilee Auditoria collects revenue from rentals, fees and other sources that are used to offset the cost of providing services at the Jubilee Auditoria. Program 3.2
3	Heritage	12,351
	The ministry collects various fees and other revenue that are used to partially offset the cost of providing services. Program 6
4	Sport, Physical Activity and Recreation	3,125
	Revenue from donations, fees and other sources are used to fund the cost of sport programs, facilities and services. Program 7
Total		24,365

Culture, Multiculturalism and Status of Women	66

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable
	2019-20 Actual	2020-21 Budget	2020-21 Forecast	2021-22 Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Queen's Golden Jubilee Scholarship	55	80	80	80
DEPARTMENT NON-CASH AMOUNTS
Amortization
Cultural Industries	598	572	572	690
Arts	11	-	-	-
Heritage	7,187	6,450	6,900	7,225
Sport, Physical Activity and Recreation	7	7	7	5
Status of Women and Multiculturalism	3	3	3	1
Consumption of Inventory
Heritage	1,124	650	650	990
Valuation Adjustments and Other Provisions
Ministry Support Services	(33)	137	137	137
Community and Voluntary Support Services	(99)	-	-	-
Cultural Industries	(10)	-	-	-
Arts	42	-	-	-
Francophone Secretariat	1	-	-	-
Heritage	105	1,000	1,000	500
Sport, Physical Activity and Recreation	(75)	-	-	-
Status of Women and Multiculturalism	21	-	-	-
Write Down or Loss on Disposal of Capital Assets
Cultural Industries	128	-	-	-
Heritage	19	-	-	-
Total	9,084	8,899	9,349	9,628

CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS
Capital Acquired from Related Parties
Heritage	1,944	-	-	-
Total	1,944	-	-	-

67	Culture, Multiculturalism and Status of Women

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2021-22 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities' Amounts Not Voted	Consolidation Adjustments	Consolidated 2021-22 Estimate
EXPENSE
Ministry Support Services	7,213	137	-	-	7,350
Community and Voluntary Support Services	99,135	80	-	-	99,215
Cultural Industries	25,830	690	-	-	26,520
Arts	28,435	-	26,217	(29,482)	25,170
Francophone Secretariat	1,385	-	-	-	1,385
Heritage	39,635	8,715	-	(250)	48,100
Sport, Physical Activity and Recreation	20,035	5	-	(1,500)	18,540
Status of Women and Multiculturalism	4,140	1	-	-	4,141
Total	225,808	9,628	26,217	(31,232)	230,421

CAPITAL INVESTMENT
Cultural Industries	385	-	-	-	385
Heritage	1,946	-	-	-	1,946
Total	2,331	- -	-	-	2,331
INVENTORY ACQUISITION Heritage	990	-	-	-	990

RECONCILIATION BY TYPE OF SPENDING

   EXPENSE

Operating expense	165,643	717	26,210	(31,232)	161,338
Operating Expense - COVID-19/Recovery Plan	15,000	-	-	-	15,000
Capital grants	45,165	-	-	-	45,165
Amortization / loss on disposal	-	7,921	7	-	7,928
Inventory consumption	-	990	-	-	990
Total	225,808	9,628	26,217	(31,232)	230,421

CAPITAL INVESTMENT	2,331	-	-	-	2,331

INVENTORY ACQUISITION	990	-	-	-	990

Culture, Multiculturalism and Status of Women	68

MINISTRY FINANCIAL STATEMENTS
STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2019-20 Actual	2020-21 Budget	2020-21 Forecast	2021-22 Estimate
REVENUE
Transfers of Assets or Liabilities from Related Parties	1,944	-	-	-
Transfer from Alberta Heritage Scholarship Fund	55	80	80	80
Transfers from Government of Canada	3,135	21,279	24,603	23,605
Investment Income	527	100	100	100
Premiums, Fees and Licences	11,033	12,240	4,677	9,601
Other Revenue	16,395	16,590	11,714	14,402
Ministry Total	33,089	50,289	41,174	47,788
Inter-Ministry Consolidations	(1,999)	(80)	(80)	(80)
Consolidated Total	31,090	50,209	41,094	47,708
EXPENSE
Ministry Support Services	7,728	7,733	7,695	7,350
Community and Voluntary Support Services	82,172	97,629	115,036	99,215
Cultural Industries	52,189	39,652	35,757	26,520
Arts	29,818	28,485	25,515	26,720
Francophone Secretariat	953	1,425	1,420	1,385
Heritage	58,740	52,990	49,100	48,350
Sport, Physical Activity and Recreation	22,414	21,682	24,682	20,040
Status of Women and Multiculturalism	3,525	4,363	3,838	4,141
Ministry Total	257,539	253,959	263,043	233,721
Inter-Ministry Consolidations	(3,777)	(3,300)	(3,300)	(3,300)
Consolidated Total	253,762	250,659	259,743	230,421
Net Operating Result	(222,672)	(200,450)	(218,649)	(182,713)

CHANGE IN CAPITAL ASSETS
INVESTMENT
Cultural Industries	62	385	320	385
Arts	8	-	-	-
Heritage	2,418	1,946	300	1,946
Sport, Physical Activity and Recreation	6	-	-	-
Ministry Total	2,494	2,331	620	2,331
Inter-Ministry Consolidations	(1,944)	-	-	-
Consolidated Total	550	2,331	620	2,331
AMORTIZATION	(7,814)	(7,039)	(7,489)	(7,928)
DISPOSALS OR WRITE OFFS	(147)	-	-	-
Change in Capital Assets Total	(7,411)	(4,708)	(6,869)	(5,597)

69	Culture, Multiculturalism and Status of Women

MINISTRY FINANCIAL STATEMENTS … continued
CHANGE IN INVENTORY ASSETS
(thousands of dollars)	Comparable
	2019-20 Actual	2020-21 Budget	2020-21 Forecast	2021-22 Estimate
INVENTORY ACQUISITION
Heritage	1,193	650	650	990
Consolidated Total	1,193	650	650	990
CONSUMPTION	(1,124)	(650)	(650)	(990)
Change in Inventory Assets Total	69	-	-	-

Culture, Multiculturalism and Status of Women	70

				Education
AMOUNTS TO BE VOTED
(thousands of dollars)		Comparable
	2019-20 Actual	2020-21 Budget	2020-21 Forecast	2021-22 Estimate
EXPENSE	4,907,199	4,810,668	5,323,694	4,906,896
CAPITAL INVESTMENT	161	565	200	1,433
FINANCIAL TRANSACTIONS	15,670	16,506	16,506	17,297

DESCRIPTION OF SUPPLY VOTE PROGRAMS
1	Ministry Support Services
1.1	Minister's Office
Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.
1.2	Deputy Minister's Office
Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.
1.3	Corporate Services

Financial administration and operations, policy and legislation development, contracts management, and project management.
2	Education System Support
Facilitates Kindergarten to Grade 12 budgeting and grant management, capital planning, curriculum development, accredited teacher certifications, international education, and student assessment.

3	Operating Support for School Jurisdictions
3.1	Base Funding
Funding for the delivery of basic instructional programming for early childhood services to Grade 12 education programs.
3.2	Learning Support Funding
Funding to support the unique and diverse learning needs of children and students.
3.3	Operations and Maintenance
Funding for operations and routine maintenance of school facilities.
3.4	Transportation
Funding for student transportation services.
3.5	Governance and Administration
Funding for governance and system administration expenditures.

4	Accredited Private Schools and Early Childhood Service Operators
4.1	Accredited Private Schools Support
Funding to accredited independent schools and designated special education for children in Kindergarten to Grade 12.
4.2	Accredited Private Early Childhood Service Operators Support
Funding to accredited independent early childhood service operators.

5	School Facilities
5.1	School Facilities Infrastructure
Funding to modernize existing schools or infrastructure maintenance and renewal projects.
5.2	Alberta Schools Alternative Procurement
Debt servicing costs for P3 schools built under Alberta Schools Alternative Procurement projects.

Education	72

EXPENSE VOTE BY PROGRAM
(thousands of dollars)			Comparable
		2019-20 Actual	2020-21 Budget	2020-21 Forecast	2021-22 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister's Office	986	769	769	769
1.2	Deputy Minister's Office	660	664	664	661
1.3	Corporate Services	4,696	5,007	5,007	4,871
	Sub-total	6,342	6,440	6,440	6,301

2	Education System Support	73,924	86,750	86,750	85,380

3	Operating Support for School Jurisdictions
3.1	Base Funding	1,935,991	1,728,755	1,697,513	1,760,182
3.2	Learning Support Funding	1,244,990	1,315,179	1,613,178	1,356,090
3.3	Operations and Maintenance	618,211	651,427	650,919	650,946
3.4	Transportation	300,982	309,586	272,286	310,331
3.5	Governance and Administration	278,672	278,100	278,100	275,900
	Sub-total	4,378,846	4,283,047	4,511,996	4,353,449

4	Accredited Private Schools and Early Childhood Service Operators
4.1	Accredited Private Schools Support	180,695	177,318	195,215	187,318
4.2	Accredited Private Early Childhood Service Operators Support	126,119	116,330	130,724	126,330
	Sub-total	306,814	293,648	325,939	313,648

5	School Facilities
5.1	School Facilities Infrastructure	571	1,000	1,000	1,000

CAPITAL GRANTS
5	School Facilities
5.1	School Facilities Infrastructure	706	-	5,600	11,386

CAPITAL PAYMENTS TO RELATED PARTIES
5	School Facilities
5.1	School Facilities Infrastructure	112,196	112,811	358,997	109,551

DEBT SERVICING
5	School Facilities
5.2	Alberta Schools Alternative Procurement	27,800	26,972	26,972	26,181
Total		4,907,199	4,810,668	5,323,694	4,906,896

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
2	Education System Support	161	565	200	1,433
Total		161	565	200	1,433

73	Education

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
(thousands of dollars)		Comparable
		2019-20 Actual	2020-21 Budget	2020-21 Forecast	2021-22 Estimate
DEBT REPAYMENT FOR PUBLIC PRIVATE PARTNERSHIPS
5	School Facilities
5.2	Alberta Schools Alternative Procurement	15,670	16,506	16,506	17,297
Total		15,670	16,506	16,506	17,297

Education	74

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)		2021-22 Estimate
1	French Language Program	11,189
	Funding received from the federal government to support French minority language and second language education programs. Program 3.2

2	Diploma Exam Rewrites	1,530
	Revenue generated from the fees collected from students and from sales of diploma examinations outside of Alberta funds the cost of writing examinations for retesting and rescoring. Program 2

3	High School Transcripts	1,400
	Revenue generated from the fees collected for the delivery of high school transcripts. Program 2

4	Educational Print Services	1,500
	Revenue generated from the sale of educational print services such as curriculum booklets. Brochures, posters and other materials are also sold through the Queen’s Printer. Program 2

5	Teacher Certification	775
	Revenue generated from fees collected for the evaluation of teacher credentials and the costs associated with the issuance of teacher certificates. Program 2

6	Other Fees and Licences	20
	Revenue generated from the fees collected from the licence agreements for achievement tests and diploma examinations. Program 2
Total		16,414

75	Education

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable
	2019-20 Actual	2020-21 Budget	2020-21 Forecast	2021-22 Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Teachers' Pension (post-1992) - payments	401,646	393,700	393,700	385,400
School Facilities	-	-	-	4,500
DEPARTMENT NON-CASH AMOUNTS
Amortization
Education System Support	5,627	2,182	2,182	1,856
Valuation Adjustments and Other Provisions
Ministry Support Services	(78)	-	-	-
Education System Support	126	-	-	-
Pension Provisions
Teachers' Pension Provision	(125,031)	(143,712)	(118,253)	(96,440)
Total	282,290	252,170	277,629	295,316

Education	76

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2021-22 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities' Amounts Not Voted	Consolidation Adjustments	Consolidated 2021-22 Estimate
EXPENSE Ministry Support Services	6,301	-	-	-	6,301
Instruction - ECS to Grade 12	3,116,272	385,400	8,694,345	(5,670,174)	6,525,843
Operations and Maintenance	650,946	-	729,718	(646,931)	733,733
Student Transportation	310,331	-	376,580	(309,586)	377,325
Accredited Private Schools and Early Childhood	313,648	-	-	-	313,648
Service Operators School Facilities	121,937	4,500	461,361	(115,051)	472,747
Governance and System Administration	275,900	-	273,860	(273,860)	275,900
Program Support Services	85,380	1,856	35,000	(11,700)	110,536
Debt Servicing Costs	26,181	-	12,205	(3,613)	34,773
Pension Provision	-	(96,440)	-	-	(96,440)
Total	4,906,896	295,316	10,583,069	(7,030,915)	8,754,366
CAPITAL INVESTMENT School Facilities	-	-	995,222	-	995,222
Program Support Services	1,433	-	-	-	1,433
Total	1,433	-	995,222	-	996,655

RECONCILIATION BY TYPE OF SPENDING

   EXPENSE

Operating expense	4,759,778	389,900	10,016,003	(6,917,751)	8,247,930
Operating Expense - COVID-19/Recovery Plan	-	-	99,000	-	99,000
Capital grants	11,386	-	-	-	11,386
Capital payments to related parties	109,551	-	-	(109,551)	-
Amortization / loss on disposal	-	1,856	455,861	-	457,717
Debt servicing costs - general	-	-	12,205	(3,613)	8,592
Debt servicing costs - Capital Plan	26,181	-	-	-	26,181
Pension provisions	-	(96,440)	-	-	(96,440)
Total	4,906,896	295,316	10,583,069	(7,030,915)	8,754,366
CAPITAL INVESTMENT		1,433	-	995,222	-

77	Education

MINISTRY FINANCIAL STATEMENTS
STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2019-20 Actual	2020-21 Budget	2020-21 Forecast	2021-22 Estimate
REVENUE
Education Property Tax	2,474,582	2,559,000	2,472,000	2,472,000
Transfers from Government of Canada	112,341	112,916	373,182	109,082
Premiums, Fees and Licences	173,402	200,373	176,531	178,259
Investment Income	24,418	23,474	15,365	15,365
Internal Government Transfers	35,553	319,150	319,150	313,143
Fundraising, Gifts and Donations	78,130	76,220	63,022	63,022
Other Revenue	209,621	200,100	155,581	156,344
Ministry Total	3,108,047	3,491,233	3,574,831	3,307,215
Inter-Ministry Consolidations	(35,555)	(319,150)	(319,150)	(313,143)
Consolidated Total	3,072,492	3,172,083	3,255,681	2,994,072
EXPENSE
Ministry Support Services	6,196	6,440	6,440	6,301
Instruction - ECS to Grade 12	6,352,415	6,553,346	6,612,103	6,525,988
Operations and Maintenance	757,897	738,214	737,706	733,733
Student Transportation	369,824	377,280	339,980	377,325
Accredited Private Schools and Early Childhood Service Operators	306,807	293,648	325,939	313,648
School Facilities	428,958	429,365	447,801	472,747
Governance and System Administration	274,980	278,100	278,100	275,900
Program Support Services	106,005	77,232	112,232	110,536
Debt Servicing Costs	45,156	39,247	44,247	38,386
Pension Provision	(125,031)	(143,712)	(118,253)	(96,440)
Ministry Total	8,523,207	8,649,160	8,786,295	8,758,124
Inter-Ministry Consolidations	(42,380)	(3,828)	(8,828)	(3,758)
Consolidated Total	8,480,827	8,645,332	8,777,467	8,754,366
Net Operating Result	(5,408,335)	(5,473,249)	(5,521,786)	(5,760,294)

CHANGE IN CAPITAL ASSETS
INVESTMENT
School Facilities	599,228	840,391	968,541	995,222
Program Support Services	161	565	200	1,433
Consolidated Total	599,389	840,956	968,741	996,655
AMORTIZATION	(433,308)	(430,547)	(443,383)	(457,717)
Change in Capital Assets Total	166,081	410,409	525,358	538,938

Education	78

				Energy
AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable
	2019-20 Actual	2020-21 Budget	2020-21 Forecast	2021-22 Estimate
EXPENSE	1,078,489	179,598	967,992	1,622,956

CAPITAL INVESTMENT	32	500	500	500

FINANCIAL TRANSACTIONS	98,749	96,970	200,970	96,970

DESCRIPTION OF SUPPLY VOTE PROGRAMS
1	Ministry Support Services
1.1	Minister's Office
Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.
1.2	Associate Minister's Office
Works with the Minister to advance Alberta's energy sector.
1.3	Deputy Minister's Office
Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.
1.4	Associate Deputy Minister's Office
Supports the Associate Minister of Natural Gas and Electricity.
1.5	Corporate Services
Provides strategic, financial, legal, and accommodations advice and services to support ministry objectives and requirements.

2	Resource Development and Management
2.1	Energy Operations
Conducts the assessment, calculation, collection and audit of non-renewable resource revenues, freehold mineral taxes, and bonuses, sales, rentals and fees related to crown mineral rights.
2.2	Energy Policy
Conducts the research, design, and development of energy policy to strategically support government initiatives.
2.3	Industry Advocacy
An information hub that will respond in real time to misinformation about Alberta's energy industry.

3	Cost of Selling Oil
Costs incurred by the Alberta Petroleum Marketing Commission (APMC) in selling crude oil on behalf of the department.

4	Climate Change
4.1	Regulated Rate Option Price Ceiling
Costs related to the electricity price cap program to protect RRO consumers from the volatility of electricity prices.
4.2	Renewable Electricity Program
Costs incurred to support renewable energy projects through the development and construction of infrastructure and the subsequent generation of renewable energy.
4.3	Coal Phase-Out Agreements
Costs incurred to support the elimination of coal power generation by 2030 by providing transition payments to companies.

5	Economic Recovery Support
5.1	Site Rehabilitation Program
Created to get Albertans back to work by performing pipeline, well and oil and gas site reclamation work.
5.2	Alberta Energy Regulator Levy Assistance
Grant funding provided to the Alberta Energy Regulator to provide relief to industry in response to the economic collapse and impacts of COVID-19.
5.3	Mineral Strategy
Costs associated with government's Mineral Strategy and Action Plan.
5.4	Utility Deferral Program
Loans provided to energy retailers to allow customers to defer energy bill payments in response to the economic collapse and impacts of COVID-19.

6	Market Access
6.1	Crude by Rail
Costs incurred to divest contracts associated with transporting crude oil by railway.

Energy	80

EXPENSE VOTE BY PROGRAM
(thousands of dollars)		Comparable
		2019-20 Actual	2020-21 Budget	2020-21 Forecast	2021-22 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister's Office	940	995	995	995
1.2	Associate Minister's Office	311	572	572	572
1.3	Deputy Minister's Office	606	667	667	667
1.4	Associate Deputy Minister's Office	468	552	552	552
1.5	Corporate Services	3,360	4,082	4,082	3,930
	Sub-total	5,685	6,868	6,868	6,716
2	Resource Development and Management
2.1	Energy Operations	15,516	19,370	19,098	17,389
2.2	Energy Policy	36,804	36,498	36,226	34,636
2.3	Industry Advocacy	9,273	30,000	29,000	27,000
	Sub-total	61,593	85,868	84,324	79,025
3	Cost of Selling Oil	83,627	84,000	56,000	72,000
4	Climate Change
4.1	Regulated Rate Option Price Ceiling	52,392	-	-	-
4.2	Renewable Electricity Program	9,094	2,862	11,800	8,800
	Sub-total	61,486	2,862	11,800	8,800
5	Economic Recovery Support
5.1	Site Rehabilitation Program	-	-	251,000	452,350
5.2	Alberta Energy Regulator Levy Assistance	-	-	113,000	-
5.3	Mineral Strategy	-	-	-	28,065
	Sub-total	-	-	364,000	480,415
CRUDE BY RAIL EXPENSE
6	Market Access
6.1	Crude by Rail	866,098	-	445,000	976,000
Total		1,078,489	179,598	967,992	1,622,956

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.5	Corporate Services	32	500	500	500
Total		32	500	500	500

81	Energy

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
(thousands of dollars)		Comparable
		2019-20 Actual	2020-21 Budget	2020-21 Forecast	2021-22 Estimate
LEGAL LIABILITY RETIREMENT
2	Resource Development and Management
2.1	Energy Operations	1,779	-	-	-

4	Climate Change
4.3	Coal Phase-Out Agreements	96,970	96,970	96,970	96,970

NET LOANS AND ADVANCES FOR SHORT TERM LENDING
5	Economic Recovery Support
5.4	Utility Deferral Program	-	-	104,000	-
Total		98,749	96,970	200,970	96,970

Energy	82

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable
	2019-20 Actual	2020-21 Budget	2020-21 Forecast	2021-22 Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Carbon Capture and Storage	726	564	564	564
Capital Grants
Carbon Capture and Storage	59,750	145,580	126,070	58,370
DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	207	500	500	500
Valuation Adjustments and Other Provisions
Resource Development and Management	19,905	40	40	40
Climate Change	27,872	25,775	25,775	23,614
Total	108,460	172,459	152,949	83,088

83	Energy

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2021-22 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities' Amounts Not Voted	Consolidation Adjustments	Consolidated 2021-22 Estimate
EXPENSE Ministry Support Services	6,716	500	-	-	7,216
Resource Development and Management	79,025	40	12,000	(12,000)	79,065
Cost of Selling Oil	72,000	-	-	-	72,000
Climate Change	8,800	23,614	-	-	32,414
Market Access	976,000	-	-	-	976,000
Carbon Capture and Storage	-	58,934	-	-	58,934
Energy Regulation	-	-	208,269	-	208,269
Orphan Well Abandonment	-	-	74,000	-	74,000
Utilities Regulation	-	-	31,477	-	31,477
Economic Recovery Program	480,415	-	-	(3,065)	477,350
Total	1,622,956	83,088	325,746	(15,065)	2,016,725
CAPITAL INVESTMENT Ministry Support Services	500	-	-	-	500
Energy Regulation	-	-	14,500	-	14,500
Utilities Regulation	-	-	2,000	-	2,000
Total	500	-	16,500	-	17,000

RECONCILIATION BY TYPE OF SPENDING

   EXPENSE

Operating expense	166,541	24,218	303,881	(12,000)	482,640
Operating Expense - COVID-19/Recovery Plan	480,415	-	3,065	(3,065)	480,415
Capital grants	-	58,370	-	-	58,370
Amortization / loss on disposal	-	500	18,800	-	19,300
Crude by rail expense	976,000	-	-	-	976,000
Total	1,622,956	83,088	325,746	(15,065)	2,016,725

CAPITAL INVESTMENT	500	-	16,500	-	17,000

Energy	84

MINISTRY FINANCIAL STATEMENTS
STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2019-20 Actual	2020-21 Budget	2020-21 Forecast	2021-22 Estimate
REVENUE
Transfers from Government of Canada	-	-	250,000	450,000
Freehold Mineral Rights Tax	75,035	67,000	54,000	67,000
Natural Gas and By-Products Royalty	371,938	429,000	296,000	467,000
Crude Oil Royalty	1,174,553	1,135,000	418,000	627,000
Bitumen Royalty	4,088,981	3,211,000	1,107,000	1,482,000
Coal Royalty	12,785	11,000	11,000	10,000
Bonuses and Sales of Crown Leases	119,832	177,000	29,000	151,000
Rentals and Fees	169,189	126,000	117,000	118,000
Energy Regulation Industry Levies and Licences	233,297	226,450	113,450	206,592
Orphan Well Abandonment Levy and Fees	61,039	69,000	65,500	74,000
Utility Regulation Industry Levies and Licences	31,291	32,354	32,096	31,377
Investment Income	901	1,167	1,167	1,017
Other Revenue	7,137	905	905	955
Other Premiums, Fees and Licences	4,693	3,542	1,839	1,745
Net Income Alberta Petroleum Marketing Commission	(2,677,862)	(263,604)	(579,263)	(570,159)
Net Income Balancing Pool	161,231	135,400	(71,703)	107,445
Ministry Total	3,834,040	5,361,214	1,845,991	3,224,972
Inter-Ministry Consolidations	(457)	-	-	-
Consolidated Total	3,833,583	5,361,214	1,845,991	3,224,972
EXPENSE
Ministry Support Services	5,892	7,368	7,368	7,216
Resource Development and Management	78,439	85,908	84,364	79,065
Cost of Selling Oil	83,627	84,000	56,000	72,000
Climate Change	89,358	28,637	37,575	32,414
Market Access	866,098	-	445,000	976,000
Carbon Capture and Storage	60,476	146,144	126,634	58,934
Energy Regulation	264,249	215,859	214,156	208,269
Orphan Well Abandonment	61,039	69,000	65,500	74,000
Utilities Regulation	32,434	32,554	32,296	31,477
Economic Recovery Program	-	-	251,000	477,350
Ministry Total	1,541,612	669,470	1,319,893	2,016,725
Inter-Ministry Consolidations	(738)	-	-	-
Consolidated Total	1,540,874	669,470	1,319,893	2,016,725
Net Operating Result	2,292,709	4,691,744	526,098	1,208,247

85	Energy

MINISTRY FINANCIAL STATEMENTS … continued
CHANGE IN CAPITAL ASSETS
(thousands of dollars)	Comparable
	2019-20 Actual	2020-21 Budget	2020-21 Forecast	2021-22 Estimate
INVESTMENT
Ministry Support Services	32	500	500	500
Energy Regulation	12,704	14,500	14,500	14,500
Utilities Regulation	729	2,000	2,000	2,000
Consolidated Total	13,465	17,000	17,000	17,000
AMORTIZATION	(18,149)	(18,300)	(18,300)	(19,300)
DISPOSALS OR WRITE OFFS	(71)	-	-	-
Change in Capital Assets Total	(4,755)	(1,300)	(1,300)	(2,300)

Energy	86

Environment and Parks
AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable
	2019-20 Actual	2020-21 Budget	2020-21 Forecast	2021-22 Estimate
EXPENSE	597,784	588,197	716,821	556,295

CAPITAL INVESTMENT	30,677	67,252	64,955	119,764

FINANCIAL TRANSACTIONS	-	4,019	4,019	4,019

DESCRIPTION OF SUPPLY VOTE PROGRAMS
1	Ministry Support Services
1.1	Minister's Office
Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.
1.2	Deputy Minister's Office
Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.
1.3	Legal Services
Supports the ministry by providing timely and effective legal and related strategic advice to help the ministry achieve its business objectives.
1.4	Corporate Services
Provides overall corporate support services for the ministry including finance, accommodation, business planning and annual reporting.

2	Air
2.1	Air Policy
Develops policy options that are aligned with provincial air quality outcomes that are integrated with social and economic considerations.
2.2	Air Partners and Stewardship

Works with local airshed partnerships through education program development and implementation, providing standards and technical oversight for air quality monitoring and ensures the efficient use of resources.

2.3	Air Quality Management
Works to promote and achieve Alberta's clean air agenda by regulating environmental approvals for facilities and monitoring non-point source emissions of concern to Albertans.

3	Land
3.1	Land Policy
Develops, coordinates, and evaluates polices related to rangeland management, land conservation, reclamation and remediation, waste management and public lands management.
3.2	Public Land Management

Develops and implements regional and sub-regional land use plans, and manages public land use in support of diverse interests including agricultural use, peat and aggregate extraction, tourism and recreational use.

3.3	Rangeland Management
Supports the effective management of agricultural public lands by developing policies, maintaining relevant legislation and evaluating and managing requests to provide agriculture economic opportunities.

4	Water
4.1	Water Policy

Develops policies and programs supporting the key strategies and associated outcomes for provincial water management through regulatory delivery and partnerships that ensure these objectives are achieved.

4.2	Water Partners and Stewardship

Works with organizations such as the Alberta Water Council, Watershed Planning and Advisory Councils and Watershed

Stewardship Groups to achieve the desired outcomes of Alberta's Water for Life strategy.

4.3	Water Management
Responsible for the comprehensive operation and maintenance of government owned water management infrastructure and administration of the Provincial Dam Safety program under the Water Act.
4.4	Flood Adaptation

Provides services related to flood and drought mitigation and adaptation by working closely with municipalities, First

Nations, stakeholders and Government to improve the province's flood and drought resilience.

Environment and Parks	88

DESCRIPTION OF SUPPLY VOTE PROGRAMS …continued
5	Fish and Wildlife
5.1	Fish and Wildlife Policy
Supports the government's conservation, management and wise use of fisheries and wildlife resources through policy development and management.
5.2	Fisheries Management
Responsible for the conservation, management, status, stocking, allocation and use of fish stocks for recreational, commercial and domestic purposes.
5.3	Wildlife Management
Develops and implements programs to manage populations, ensure habitats are maintained, recovering species at risk and ensure that emergent wildlife disease threats are identified and response strategies developed.

6	Integrated Planning
6.1	Resource Management
Supports the department's approvals and compliance assurance programs, as well as the delivery of the Alberta's integrated resource management system. Includes regional and sub-regional plans.
6.2	Regional Cumulative Effects Management
Implements the Land-use Framework and coordinates with the Land Use Secretariat to address the impacts of development on land, air, water and biodiversity at regional and sub-regional levels.
6.3	Environmental Emergency Response
The Alberta Support and Emergency Response Team (ASERT) maintains a provincial program in environmental emergency management that includes preparing and responding to environmental emergencies across the province.

7	Parks
7.1	Parks Operations
Provides program development, operations and maintenance, management of contracted facility operators, as well as program delivery activities.
7.2	Parks Visitor Experience
Provides a diverse range of functions, including information services, visitor centre operations, interpretive programming, and outreach and educational activities.
7.3	Parks Conservation Management
Conducts natural resource inventories assessments, land use disposition and permitting management, wildlife monitoring, and invasive species, insect and disease control.
7.4	Parks Public Safety and Security
Conserves Alberta parks and public lands through public education, enforcement activities, security patrols, search and rescue operations and assistance with provincial emergencies.
7.5	Parks Infrastructure Management
Provides capital planning, life-cycle maintenance, upgrading and development of new park infrastructure.

8	Land Use Secretariat
Provides the leadership, support and expertise to government ministries on implementing the Land-use Framework by integrating, coordinating, and supporting land-use planning in the province.

9	Science and Monitoring
9.1	Environmental Science, Monitoring, Evaluation and Reporting
Provides provincial ambient environmental monitoring, evaluation and reporting based on sound science and evidence to inform policy and regulatory decision-making.
9.2	Oil Sands Monitoring
A joint commitment between the federal government and Alberta to implement scientifically, comprehensive, integrated and transparent environmental monitoring of oil sands development activities.

89	Environment and Parks

DESCRIPTION OF SUPPLY VOTE PROGRAMS …continued
10	Emissions Management
10.1	Regulatory and Operations
Implements the Technology Innovation and Emissions Reduction system, the Specified Gas Reporting Regulations, and Renewable Fuel Standard.
10.2	Technology Innovation and Emissions Reduction
Funds investments in technology and innovation to support emissions reductions in Alberta.
10.3	Oil Sands Innovation
A funding program that supports emissions reductions for facilities with the highest emission intensity of bitumen production in the Alberta oil sands.
10.4	Other Investments
Provides funding for ongoing programs that support emissions reductions.

11	Quasi-Judicial Bodies
11.1	Natural Resources Conservation Board
Conducts independent public reviews of major, non-energy natural resource projects and regulates Alberta's confined feeding operations for livestock.
11.2	Surface Rights Board
Provides compensation to landowners related to resource activity and power transmission lines on privately owned lands or occupied crown lands.
11.3	Environmental and Public Lands Appeal Board
Provides fair, impartial and efficient resolution of appeals under various acts and regulations of certain decisions made by the ministry.

12	2013 Alberta Flooding
12.1	Infrastructure Recovery

Authorizes flood recovery and facilitated regulatory authorizations under the Water Act and Public Lands Act to rebuild flood damaged infrastructure and new mitigation infrastructure as a result of 2013 flooding.

12.2	Parks Flood Recovery
Provides recovery, repair, maintenance and mitigation of flood damage in the Kananaskis and South Regions of Alberta due to the 2013 Alberta Flood.
12.3	Community Stabilization
Supports communities to ensure that facilities, spillways and infrastructure are maintained and constructed to minimize the impact of future flooding.

Environment and Parks	90

EXPENSE VOTE BY PROGRAM

(thousands of dollars)		Comparable

		2019-20	2020-21	2020-21	2021-22
		Actual	Budget	Forecast	Estimate

OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister's Office	968	977	977	947
1.2	Deputy Minister's Office	671	665	665	645
1.3	Legal Services	305	327	327	321
1.4	Corporate Services	24,024	17,900	17,900	17,659
	Sub-total	25,968	19,869	19,869	19,572
2	Air
2.1	Air Policy	6,262	6,330	6,330	6,173
2.2	Air Partners and Stewardship	6,308	6,460	6,460	6,351
2.3	Air Quality Management	7,103	6,551	6,551	6,456
	Sub-total	19,673	19,341	19,341	18,980
3	Land
3.1	Land Policy	8,475	7,889	7,889	7,767
3.2	Public Land Management	34,310	32,402	32,073	43,413
3.3	Rangeland Management	7,303	7,879	7,879	7,826
	Sub-total	50,088	48,170	47,841	59,006
4	Water
4.1	Water Policy	3,379	4,971	4,971	4,889
4.2	Water Partners and Stewardship	5,308	3,848	3,618	3,873
4.3	Water Management	41,416	41,682	46,211	40,203
4.4	Flood Adaptation	12,962	11,472	11,472	11,120
	Sub-total	63,065	61,973	66,272	60,085
5	Fish and Wildlife
5.1	Fish and Wildlife Policy	5,048	6,246	6,261	6,147
5.2	Fisheries Management	8,585	10,503	10,635	10,433
5.3	Wildlife Management	20,645	41,429	42,375	34,914
	Sub-total	34,278	58,178	59,271	51,494
6	Integrated Planning
6.1	Resource Management	22,675	21,952	21,952	21,654
6.2	Regional Cumulative Effects Management	6,992	4,984	4,727	4,703
6.3	Environmental Emergency Response	2,278	3,680	3,680	3,639
	Sub-total	31,945	30,616	30,359	29,996
7	Parks
7.1	Parks Operations	46,933	39,446	46,092	43,157
7.2	Parks Visitor Experience	7,972	8,123	8,123	7,995
7.3	Parks Conservation Management	5,391	5,738	5,738	5,658
7.4	Parks Public Safety and Security	13,159	13,351	13,351	15,450
7.5	Parks Infrastructure Management	7,428	9,282	9,282	9,171
	Sub-total	80,883	75,940	82,586	81,431
8	Land Use Secretariat	3,272	5,169	5,169	5,133

91	Environment and Parks

EXPENSE VOTE BY PROGRAM …continued

(thousands of dollars)		Comparable

		2019-20	2020-21	2020-21	2021-22
		Actual	Budget	Forecast	Estimate

OPERATING EXPENSE …continued
9	Science and Monitoring
9.1	Environmental Science, Monitoring, Evaluation and Reporting	21,863	20,419	19,844	20,102
9.2	Oil Sands Monitoring	48,063	49,000	42,914	49,917
	Sub-total	69,926	69,419	62,758	70,019
10	Emissions Management
10.1	Regulatory and Operations	9,212	10,802	10,802	10,594
10.2	Technology Innovation and Emissions Reduction	27,550	51,006	144,436	93,168
10.3	Oil Sands Innovation	38,571	77,365	77,365	3,000
10.4	Other Investments	110,244	8,000	8,000	364
	Sub-total	185,577	147,173	240,603	107,126
11	Quasi-Judicial Bodies
11.1	Natural Resources Conservation Board	5,397	5,397	5,397	5,397
11.2	Surface Rights Board	51	100	100	-
11.3	Environmental and Public Lands Appeal Board	1,530	1,602	1,542	1,574
	Sub-total	6,978	7,099	7,039	6,971
CAPITAL GRANTS
3	Land
3.2	Public Land Management	-	-	800	2,000

4	Water
4.2	Water Partners and Stewardship	-	-	-	1,000
4.4	Flood Adaptation	26,093	44,392	74,254	41,840
	Sub-total	26,093	44,392	74,254	42,840

5	Fish and Wildlife
5.2	Fisheries Management	38	157	-	200

7	Parks
7.5	Parks Infrastructure Management	-	300	300	1,400

12	2013 Alberta Flooding
12.3	Community Stabilization	-	401	359	42

Total		597,784	588,197	716,821	556,295

Environment and Parks	92

CAPITAL INVESTMENT VOTE BY PROGRAM

(thousands of dollars)		Comparable

		2019-20	2020-21	2020-21	2021-22
		Actual	Budget	Forecast	Estimate
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.4	Corporate Services	50	425	850	425

2	Air
2.3	Air Quality Management	27	-	-	950

3	Land
3.2	Public Land Management	71	5,402	902	9,431
3.3	Rangeland Management	-	200	200	200
	Sub-total	71	5,602	1,102	9,631
4	Water
4.2	Water Partners and Stewardship	93	-	1,500	-
4.3	Water Management	93	-	-	-
4.4	Flood Adaptation	699	2,000	1,321	7,679
	Sub-total	885	2,000	2,821	7,679
5	Fish and Wildlife
5.1	Fish and Wildlife Policy	-	-	200	-
5.2	Fisheries Management	10,718	6,098	5,571	22,314
5.3	Wildlife Management	121	7,088	344	9,083
	Sub-total	10,839	13,186	6,115	31,397
6	Integrated Planning
6.1	Resource Management	585	-	-	-
6.3	Environmental Emergency Response	29	-	-	-
	Sub-total	614	-	-	-
7	Parks
7.1	Parks Operations	11	-	-	-
7.5	Parks Infrastructure Management	16,202	42,932	50,231	67,382
	Sub-total	16,213	42,932	50,231	67,382
9	Science and Monitoring
9.1	Environmental Science, Monitoring, Evaluation and Reporting	418	2,107	2,836	2,300
9.2	Oil Sands Monitoring	231	1,000	1,000	-
	Sub-total	649	3,107	3,836	2,300
12	2013 Alberta Flooding
12.1	Infrastructure Recovery	410	-	-	-
12.2	Parks Flood Recovery	919	-	-	-
	Sub-total	1,329	-	-	-

Total		30,677	67,252	64,955	119,764

93	Environment and Parks

FINANCIAL TRANSACTIONS VOTE BY PROGRAM

(thousands of dollars)		Comparable

		2019-20	2020-21	2020-21	2021-22
		Actual	Budget	Forecast	Estimate

CONTAMINATED SITE LIABILITY RETIREMENT
4	Water
4.3	Water Management	-	100	100	100

6	Integrated Planning
6.3	Environmental Emergency Response	-	3,919	3,919	3,919

Total		-	4,019	4,019	4,019

Environment and Parks	94

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)		2021-22

		Estimate
1	Parks Infrastructure Management	3,794
	Parks collects a levy and various other fees and revenues for facility redevelopment within fees charged for	3,794
	use of campgrounds and park facilities through the Parks Act , as well as other sources. Program 7.5

2	Parks Operations	37,917
	Parks collects various fees and other revenues through the Parks Act that are used to partially offset the	37,917
	cost of providing services. Programs 3.2, 7.1, 7.2, 7.3 and 7.4

3	Provincial Mapping Data	1,250
	Revenue for maintenance activities for this initiative are from filing fees for cadastral and disposition	1,250
	mapping collected at the time of registration. Programs 1.4 and 3.2

4	Remediation Certificates	25
	Fees are collected to offset the costs of conducting site audits under the program. Program 3.2	25

5	Water Management Infrastructure	1,200
	Revenue from annual fees collected from developers through Use of Works Agreements is used to offset	1,200
	costs of maintenance and upgrading of provincial water management infrastructure systems. Program 4.3

6	Bow Habitat Station	300
	Admission fees collected for an aquatic ecosystem visitor centre focusing on public education and outreach	300
	offset the cost of operating the centre. Program 4.2

7	Fish and Wildlife	7,746
	Revenue collected from contributions from stakeholders and the sale of recreational fishing and hunting	7,746
	licences is used to fund the costs related to the delivery and management of those licences, and the
	Report a Poacher and Wildlife Predator Compensation programs. Programs 5.1, 5.2, and 5.3

8	Air Quality Health Index	37
	Funding from the federal government is used to support the implementation of the national Air Quality	37
	Health Index in the province. Program 2.1

9	Trail Permit Fee	4,500
	Revenue collected from Off-highway vehicles (OHV) and camping trailers will be used towards	4,500
	enforcement, education, trail maintenance, stewardship and community response. Program 3.2

Total		56,769

95	Environment and Parks

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY …continued
CAPITAL INVESTMENT AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)		2021-22

		Estimate
1	Parks Infrastructure Management	450
	Parks collects a levy and various other fees and revenues for facility redevelopment within fees charged for	450
	use of campgrounds and park facilities through the Parks Act , as well as other sources. Program 7.5

Total		450

Environment and Parks	96

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Land	4,537	5,000	5,000	5,000
Quasi-Judicial Bodies	9,367	-	44,700	-
DEPARTMENT NON-CASH AMOUNTS
Capital Payments to Related Parties
Ministry Support Services	88	-	-	-
Land	110	-	-	-
Amortization	63,522	84,958	84,958	93,311
Valuation Adjustments and Other Provisions
Vacation Liability and Doubtful Accounts	(2,766)	1,227	1,227	1,227
Prepaid Annual Access Payment	1,024	1,025	1,025	1,025
Write Down or Loss on Disposal of Capital Assets	2,005	-	-	-

Total	77,887	92,210	136,910	100,563

CAPITAL INVESTMENT

DEPARTMENT NON-CASH AMOUNTS
Donated Capital Assets
Land	111	-	-	-
Science and Monitoring	853	-	-	-
Capital Acquired from Related Parties
Land	90	-	-	-
Water	32,082	29,132	29,132	29,132
Capital Asset Exchanges
Ministry Support Services	-	2,450	2,450	-

Total	33,136	31,582	31,582	29,132

97	Environment and Parks

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2021-22 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)		Department	Entities'		Consolidated

	Voted	Amounts	Amounts	Consolidation	2021-22
	Supply	Not Voted	Not Voted	Adjustments	Estimate
EXPENSE
Ministry Support Services	19,572	2,916	-	(2,830)	19,658
Air	18,980	4	-	-	18,984
Land	61,006	6,482	15,000	(19,000)	63,488
Water	102,925	42,577	-	-	145,502
Fish and Wildlife	51,694	3,095	-	-	54,789
Integrated Planning	29,996	97	-	-	30,093
Parks	82,831	42,326	-	(384)	124,773
Land Use Secretariat	5,133	-	-	-	5,133
Science and Monitoring	70,019	3,066	-	(995)	72,090
Emissions Management	107,126	-	278,980	(278,980)	107,126
Quasi-Judicial Bodies	6,971	-	5,424	(5,397)	6,998
2013 Alberta Flooding	42	-	-	-	42
Total	556,295	100,563	299,404	(307,586)	648,676

CAPITAL INVESTMENT
Ministry Support Services	425	-	-	-	425
Air	950	-	-	-	950
Land	9,631	-	-	-	9,631
Water	7,679	29,132	-	(29,132)	7,679
Fish and Wildlife	31,397	-	-	-	31,397
Parks	67,382	-	-	-	67,382
Science and Monitoring	2,300	-	-	-	2,300
Quasi-Judicial Bodies	-	-	17	-	17
Total	119,764	29,132	17	(29,132)	119,781

RECONCILIATION BY TYPE OF SPENDING

EXPENSE
Operating expense	459,813	7,252	269,374	(287,586)	448,853
Operating Expense - COVID-19/Recovery Plan	50,000	-	20,000	(20,000)	50,000
Capital grants	46,482	-	10,000	-	56,482
Amortization / loss on disposal	-	93,311	30	-	93,341
Total	556,295	100,563	299,404	(307,586)	648,676

CAPITAL INVESTMENT	119,764	29,132	17	(29,132)	119,781

Environment and Parks	98

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate
REVENUE
Transfers of Assets or Liabilities from Related Parties	32,172	31,582	31,582	29,132
Transfers from Government of Canada	38,200	23,253	5,302	91,256
Investment Income	14,696	9,067	5,363	1,687
Premiums, Fees and Licences	124,529	123,340	124,436	142,477
Technology Innovation and Emissions Reduction Fund	389,752	413,000	308,000	352,000
Other Revenue	82,838	97,457	97,221	90,872
Ministry Total	682,187	697,699	571,904	707,424
Inter-Ministry Consolidations	(42,235)	(43,446)	(43,446)	(40,996)

Consolidated Total	639,952	654,253	528,458	666,428
EXPENSE
Ministry Support Services	25,583	22,750	22,750	22,488
Air	19,670	19,345	19,345	18,984
Land	63,590	59,698	67,669	72,488
Water	124,922	146,960	181,121	145,502
Fish and Wildlife	34,647	61,114	62,050	54,789
Integrated Planning	32,133	30,720	30,463	30,093
Parks	104,744	112,483	119,129	125,157
Land Use Secretariat	3,268	5,174	5,174	5,133
Science and Monitoring	72,479	72,487	65,826	73,085
Emissions Management	180,257	147,173	420,603	107,126
Quasi-Judicial Bodies	16,337	7,129	51,769	6,998
2013 Alberta Flooding	-	401	359	42
Ministry Total	677,630	685,434	1,046,258	661,885
Inter-Ministry Consolidations	(17,536)	(13,209)	(13,209)	(13,209)
Consolidated Total	660,094	672,225	1,033,049	648,676

Net Operating Result	(20,142)	(17,972)	(504,591)	17,752

99	Environment and Parks

MINISTRY FINANCIAL STATEMENTS …continued

CHANGE IN CAPITAL ASSETS

(thousands of dollars)	Comparable
	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate
INVESTMENT
Ministry Support Services	50	2,875	3,300	425
Air	27	-	-	950
Land	272	5,602	1,102	9,631
Water	32,966	31,132	31,953	36,811
Fish and Wildlife	10,839	13,186	6,115	31,397
Integrated Planning	614	-	-	-
Parks	16,213	42,932	50,231	67,382
Science and Monitoring	1,503	3,107	3,836	2,300
Quasi-Judicial Bodies	-	17	17	17
2013 Alberta Flooding	1,329	-	-	-
Ministry Total	63,813	98,851	96,554	148,913
Inter-Ministry Consolidations	(32,172)	(31,582)	(31,582)	(29,132)
Consolidated Total	31,641	67,269	64,972	119,781
AMORTIZATION	(63,562)	(84,988)	(84,988)	(93,341)
DISPOSALS OR WRITE OFFS	(2,005)	-	-	-
Change in Capital Assets Total	(33,926)	(17,719)	(20,016)	26,440

Environment and Parks	100

Executive Council

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate
EXPENSE	18,856	16,644	16,310	18,255

CAPITAL INVESTMENT	13	25	25	25

101

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Office of the Premier / Executive Council
1.1	Office of the Premier / Executive Council

Includes functions performed by the Office of the Premier, Office of the Deputy Minister of Executive Council, Policy Coordination Office and Cabinet Coordination and Corporate Service division (including the Protocol Office).

1.2	Office of the Lieutenant Governor

Provides administrative and functional support to the Lieutenant Governor.

2	Intergovernmental Relations

Coordinates Alberta’s leadership and participation within the Canadian federation and government-wide efforts related to Environmental, Social and Governance criteria.

Executive Council	102

EXPENSE VOTE BY PROGRAM

(thousands of dollars)		Comparable

		2019-20	2020-21	2020-21	2021-22
		Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
1	Office of the Premier / Executive Council
1.1	Office of the Premier / Executive Council	14,365	12,319	12,194	12,087
1.2	Office of the Lieutenant Governor	557	624	624	614
	Sub-total	14,922	12,943	12,818	12,701
2	Intergovernmental Relations	3,934	3,701	3,492	5,554

Total		18,856	16,644	16,310	18,255

CAPITAL INVESTMENT VOTE BY PROGRAM

DEPARTMENT CAPITAL ACQUISITIONS
1.1Office of the Premier / Executive Council	13	25	25	25

Total	13	25	25	25

103	Executive Council

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate
DEPARTMENT NON-CASH AMOUNTS
Valuation Adjustments and Other Provisions Office of the Premier / Executive Council	(562)	-	-	-

Total	(562)	-	-	-

Executive Council	104

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2021-22 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Department		Consolidated

Voted	Amounts	Consolidation	2021-22
Supply	Not Voted	Adjustments	Estimate
EXPENSE
Office of the Premier / Executive Council	12,701	-	-	12,701
Intergovernmental Relations	5,554	-	-	5,554
Total	18,255	-	-	18,255

CAPITAL INVESTMENT
Office of the Premier / Executive Council	25	-	-	25

RECONCILIATION BY TYPE OF SPENDING

EXPENSE
Operating expense	18,255	-	-	18,255

CAPITAL INVESTMENT	25	-	-	25

105	Executive Council

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)		Comparable
	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate

REVENUE
Other Revenue	43	8	8	8
Consolidated Total	43	8	8	8

EXPENSE
Office of the Premier / Executive Council	14,360	12,943	12,818	12,701
Intergovernmental Relations	3,934	3,701	3,492	5,554
Consolidated Total	18,294	16,644	16,310	18,255

Net Operating Result	(18,251)	(16,636)	(16,302)	(18,247)

CHANGE IN CAPITAL ASSETS

INVESTMENT

Office of the Premier / Executive Council	13	25	25	25
Consolidated Total	13	25	25	25

Change in Capital Assets Total	13	25	25	25

Executive Council	106

Health

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate
EXPENSE	20,943,315	21,582,198	23,208,903	21,755,542

CAPITAL INVESTMENT	20,629	33,230	33,230	28,230

FINANCIAL TRANSACTIONS	59,904	70,221	70,221	70,676

CONTINGENCY	27,490	-	-	-

107

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister's Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Associate Minister's Office

Oversees the development of ministerial policies with a specific focus on Mental Health and Addictions.

1.3	Deputy Minister's Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.4	Strategic Corporate Support

Includes budget and financial planning, financial reporting, procurement, human resources, legal services, and the management of access to information and privacy protection for the Department of Health.

1.5	Policy Development and Strategic Support

Includes development and review of strategic health policy, health research, health system quality improvement and accountability. Expenses also relate to work with federal/provincial/territorial health departments.

1.6	Health Advocates' Office

Provides support to the independent investigative body that reports to the Minister of Health and works to resolve citizen concerns with the health system and issues that impact seniors.

2	Alberta Health Services

2.1     Continuing Care

Includes facility-based continuing care such as designated supportive living, long-term care, hospice and end-of-life care, delivered by Alberta Health Services or contracted providers.

2.2     Community Care

Includes health services provided in a community setting, such as group homes.

2.3     Home Care

Includes health services provided in home settings intended to support clients in place.

2.4     Acute Care

Includes hospital-based acute inpatient services to provide necessary treatment for a disease or severe episode of illness or injury.

2.5     Ambulance Services

Includes support for Emergency Medical Services such as ground ambulance services providing patient transportation to the hospital and between hospitals. Expense also includes central dispatch services.

2.6     Diagnostic and Therapeutic Services

Includes laboratory, diagnostic imaging, clinical nutrition and rehabilitation services (audiology, occupational therapy, physical therapy, respiratory therapy and speech language pathology).

2.7     Population and Public Health

Includes services to maintain and improve the health of the general population through promoting and protecting health, with a focus on preventing disease and injury.

2.8     Health Workforce Education and Research

Includes graduate medical education and formal education for interns and residents, undergraduates and clinical clerks as well as health service administration program students.

2.9     Information Technology

Includes the design, development, implementation and maintenance of information management support systems. 2.10 Support Services

Includes building maintenance and utilities, materials management (including purchasing, central warehousing, distribution, and sterilization), housekeeping, laundry and food services, patient registration and admission/discharge, and emergency preparedness.

2.11   Administration

Includes corporate services and general administration such as communications, finance, human resources, legal services, planning and development, insurance and risk management.

Health	108

DESCRIPTION OF SUPPLY VOTE PROGRAMS … continued

3	Physician Compensation and Development
3.1	Program Support

Includes salaries and supplies and services for the administration of physician services and support programs.

3.2	Physician Services

Includes Fee-for-Service payments, Clinical Alternate Relationship Plans, Academic Medicine, Physician Support Programs and Physician On-Call funding.

3.3	Physician Education and Recruitment

Supports initiatives such as Resident Physicians Services Compensation, Physician Education and Development, and Rural Health Professions Action Plan.

4	Drugs and Supplemental Health Benefits

4.1       Program Support

Includes salaries and supplies and services to support the Drugs and Supplemental Health Benefit programs and administrative costs for the Alberta Blue Cross and Alberta Dental Services Corporation contracts.

4.2       Outpatient Cancer Therapy Drugs

Supports the purchase of outpatient cancer therapy drugs that are administered by Alberta Health Services.

4.3       Outpatient Specialized High Cost Drugs

Supports the purchase of outpatient specialized high cost drugs used to treat patients with HIV, cystic fibrosis, organ transplants, rare diseases or other specialized needs.

4.4       Seniors Drug Benefits

Supports the supplemental health insurance plan that provides premium free coverage of prescription drugs for seniors.

4.5       Seniors Dental, Optical and Supplemental Health Benefits

Provides low-to-moderate income seniors with financial assistance for basic dental and optical services, and supplemental health benefits such as ground ambulance services, prosthetics and orthotic devices and preferred hospital accommodations.

4.6       Non-Group Drug Benefits

Supports coverage for prescription drugs for individuals who might not otherwise have the opportunity to purchase drug and other health benefit insurance coverage through a group plan.

4.7       Non-Group Supplemental Health Benefits

Provides individuals in the non-group plan with health benefits such as ground ambulance services, prosthetics and orthotic devices and preferred hospital accommodations.

4.8       Assured Income for the Severely Handicapped Health Benefit

Provides health benefits to AISH clients, their cohabiting partners and dependent children.

4.9       Child Health Benefit

Covers children’s health expenses for families with low incomes. This plan is for children up to 18 years of age. Children who are 18 or 19 years old also qualify, if they are living at home and attending high school.

4.10       Adult Health Benefit

Provides supports to low income adults to ensure they have access to health benefits.

4.11       Alberta Aids to Daily Living

Provides financial assistance to buy medical equipment or supplies for clients with a long-term disability, chronic or terminal illness.

4.12       Pharmaceutical Innovation and Management

Supports policy development regarding pharmacists and pharmacies as well as support for pharmacists to administer medication by injection or to review medication charts.

5	Addiction and Mental Health
5.1	Program Support

Includes salaries and supplies and services to support Addiction and Mental Health programs.

5.2	Addiction and Mental Health

Includes Alberta's Opioid Response strategies, support for addiction and mental health services and initiatives in response to Valuing Mental Health: Report of the Alberta Mental Health Review Committee.

109	Health

DESCRIPTION OF SUPPLY VOTE PROGRAMS … continued

6	Primary Health Care
6.1	Program Support

Includes salaries and supplies and services to support Primary Health Care programs.

6.2	Primary Health Care

Supports the Primary Care Networks that allow family physicians, in cooperation with Alberta Health Services and other health care providers, to work together as teams to improve integration of care, encourage innovation and increase access to primary healthcare.

7	Population and Public Health

7.1       Program Support

Includes salaries and supplies and services to support Population and Public Health programs and services, such as the Office of the Chief Medical Officer of Health.

7.2       Immunization Support

Provides support for immunization providers outside of Alberta Health Services and for operations of the Provincial Vaccine Depot.

7.3       Community-Based Health Services

Supports community agencies and other organizations to provide health prevention and promotion initiatives.

7.4       Research and Support Programs

Supports various health initiatives including Federal Nursing Stations; Federal/Provincial/Territorial Secretariat obligations; and Hepatitis C Research funded by Health Canada.

7.5       Palliative Care

A new commitment to support palliative care education, training, and standards for health professionals and to raise public awareness of palliative care.

7.6       Children’s Health Supports

Provides support for mental health and rehabilitation services for children and youth.

8       Allied Health Services

Provides eligible Albertans with allied health services including optometry, podiatry, podiatric surgery, and oral and maxillofacial surgery services through four distinct schedules of benefits.

9       Human Tissue and Blood Services

Includes the Province's contribution to the National Blood Program, operational budget of Canadian Blood Services, the Cord Blood program, and national organ/tissue donation and transplant initiatives.

10	Support Programs
10.1	Program Support

Includes salaries and supplies and services to support continuing care, provincial health care services, emergency health services and administration of the Health Registration Memorandum of Understanding with Alberta Registries.

10.2	Health Quality Council of Alberta

Supports the Council, an independent organization engaged in gathering and translating knowledge and information into practical actions that can improve the quality, safety and performance of Alberta's health system.

10.3	Protection for Persons in Care

Supports prevention programs and responds to reports of abuse of adult Albertans receiving care or support from publicly funded service providers.

10.4	Monitoring, Investigations and Licensing

Supports monitoring of supportive living and long-term care accommodations for compliance with accommodation standards to ensure safety, security and quality of life of Albertans living in such accommodations.

10.5	Health System Projects

Includes activities to support the health system in becoming more efficient and cost-effective.

Health	110

DESCRIPTION OF SUPPLY VOTE PROGRAMS … continued

11	Out-of-Province Health Care Services
11.	1 Program Support

Includes salaries and supplies and services to support out-of-province health care services.

11.	2 Out-of-Province Health Care Services

Supports out-of-province and out-of-country hospital and medical costs for services provided to eligible Albertans, with these costs generally covered under reciprocal agreements.

12	Information Technology

12.1       Program Support

Includes salaries and supplies and services to support the maintenance and development of information systems. 12.2 Development and Operations

Supports the operation and maintenance of department information technology and provincial information systems.

13       Cancer Research and Prevention Investment

Supports initiatives in cancer prevention, screening, education and research.

14	Infrastructure Support
14.1	Continuing Care Beds

Provides capital support to develop and open new continuing care beds in priority areas throughout the province.

14.2	External Information Systems Development

Provides capital support to develop and implement provincial information systems to enhance the efficiency of the health system.

14.3	Equipment for Cancer Corridor Projects

Provides equipment for the Radiation Therapy Cancer Corridor in Grande Prairie, Red Deer and Lethbridge.

14.4	Medical Equipment Replacement and Upgrade Program

Provides support to Alberta Health Services to replace and upgrade medical equipment.

14.5	Clinical Information System

Supports the Clinical Information System (Connect Care) which organizes and manages patient data and clinical processes to facilitate effective and efficient patient care.

14.6	Northern Laboratory Equipment

Funding for new and upgraded lab equipment to support laboratory services in Edmonton and Northern Alberta.

14.7	Alberta Surgical Initiative Capital Program

Capital support for Alberta Health Services sites to improve surgical wait times.

14.8	Rural Alberta Health Facilities Capital Program

Capital funding to improve health facilities in rural Alberta.

15	COVID-19 Pandemic Response

Provides funding to address the provincial response to the COVID-19 pandemic.

111	Health

EXPENSE VOTE BY PROGRAM

(thousands of dollars)		Comparable

		2019-20	2020-21	2020-21	2021-22
		Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister's Office	1,420	1,049	1,029	991
1.2	Associate Minister's Office	380	657	648	623
1.3	Deputy Minister's Office	1,370	1,553	1,553	1,517
1.4	Strategic Corporate Support	43,028	41,648	41,648	40,733
1.5	Policy Development and Strategic Support	13,442	15,457	15,457	15,542
1.6	Health Advocates' Office	1,162	1,965	1,965	1,929
	Sub-total	60,802	62,329	62,300	61,335
2	Alberta Health Services
2.1	Continuing Care	1,123,000	1,123,000	1,123,000	1,207,000
2.2	Community Care	1,254,000	1,254,000	1,254,000	1,400,000
2.3	Home Care	688,000	688,000	664,267	720,000
2.4	Acute Care	3,680,000	3,680,000	3,776,151	3,810,000
2.5	Ambulance Services	465,000	465,000	465,000	500,000
2.6	Diagnostic and Therapeutic Services	2,373,000	2,373,351	2,407,351	2,404,000
2.7	Population and Public Health	330,000	330,000	341,000	344,000
2.8	Health Workforce Education and Research	81,000	81,000	109,000	100,000
2.9	Information Technology	484,000	484,000	442,000	450,555
2.10	Support Services	1,634,000	1,634,000	1,689,000	1,675,000
2.11	Administration	488,000	488,000	488,000	488,000
	Sub-total	12,600,000	12,600,351	12,758,769	13,098,555
3	Physician Compensation and Development
3.1	Program Support	8,303	8,065	8,083	8,071
3.2	Physician Services	4,701,850	4,676,497	4,425,065	4,594,500
3.3	Physician Education and Recruitment	326,176	345,478	338,119	402,777
	Sub-total	5,036,329	5,030,040	4,771,267	5,005,348
4	Drugs and Supplemental Health Benefits
4.1	Program Support	47,987	49,000	49,000	49,663
4.2	Outpatient Cancer Therapy Drugs	226,700	234,600	267,500	311,400
4.3	Outpatient Specialized High Cost Drugs	119,715	122,100	129,673	133,900
4.4	Seniors Drug Benefits	608,233	517,369	616,000	618,139
4.5	Seniors Dental, Optical and Supplemental Health Benefits	134,748	138,746	120,000	132,000
4.6	Non-Group Drug Benefits	213,964	223,877	224,000	225,000
4.7	Non-Group Supplemental Health Benefits	834	900	900	900
4.8	Assured Income for the Severely Handicapped Health Benefit	231,347	247,825	234,000	238,000
4.9	Child Health Benefit	30,545	31,352	27,000	30,000
4.10	Adult Health Benefit	231,582	234,000	202,000	232,000
4.11	Alberta Aids to Daily Living	170,166	170,000	167,000	182,000
4.12	Pharmaceutical Innovation and Management	104,450	108,243	115,000	129,600
	Sub-total	2,120,271	2,078,012	2,152,073	2,282,602

Health	112

EXPENSE VOTE BY PROGRAM … continued

(thousands of dollars)		Comparable

		2019-20	2020-21	2020-21	2021-22
		Actual	Budget	Forecast	Estimate

OPERATING EXPENSE … continued
5	Addiction and Mental Health
5.1	Program Support	3,240	3,591	3,591	3,906
5.2	Addiction and Mental Health	70,925	111,935	111,935	138,981
	Sub-total	74,165	115,526	115,526	142,887
6	Primary Health Care
6.1	Program Support	2,919	3,258	3,258	3,034
6.2	Primary Health Care	241,753	242,900	242,900	240,252
	Sub-total	244,672	246,158	246,158	243,286
7	Population and Public Health
7.1	Program Support	11,449	13,424	13,424	13,062
7.2	Immunization Support	1,521	2,121	2,121	2,121
7.3	Community-Based Health Services	57,149	53,168	53,168	57,983
7.4	Research and Support Programs	13,007	15,450	15,450	15,513
7.5	Palliative Care	-	5,000	5,000	5,000
7.6	Children’s Health Supports	-	5,000	5,000	34,000
	Sub-total	83,126	94,163	94,163	127,679

8	Allied Health Services	123,233	116,700	110,831	116,700

9	Human Tissue and Blood Services	158,719	180,000	180,000	216,000

10	Support Programs
10.1	Program Support	8,167	8,780	8,780	9,643
10.2	Health Quality Council of Alberta	6,560	7,559	7,559	7,559
10.3	Protection for Persons in Care	2,026	2,100	2,100	2,170
10.4	Monitoring, Investigations and Licensing	7,227	7,720	7,720	8,208
10.5	Health System Projects	2,160	3,160	3,160	1,908
	Sub-total	26,140	29,319	29,319	29,488
11	Out-of-Province Health Care Services
11.1	Program Support	6,521	6,872	6,872	6,954
11.2	Out-of-Province Health Care Services	148,092	144,800	144,800	145,000
	Sub-total	154,613	151,672	151,672	151,954
12	Information Technology
12.1	Program Support	6,437	7,257	7,257	6,367
12.2	Development and Operations	59,526	72,230	76,230	84,230
	Sub-total	65,963	79,487	83,487	90,597
13	Cancer Research and Prevention Investment	14,799	25,000	25,000	25,000

15	COVID-19 Pandemic Response	-	500,000	2,138,210	-

113	Health

EXPENSE VOTE BY PROGRAM … continued

(thousands of dollars)		Comparable

		2019-20	2020-21	2020-21	2021-22
		Actual	Budget	Forecast	Estimate
CAPITAL GRANTS
14	Infrastructure Support
14.1	Continuing Care Beds	5,313	92,131	16,131	50,443

CAPITAL PAYMENTS TO RELATED PARTIES
9	Human Tissue and Blood Services	1,000	-	-	-

14	Infrastructure Support
14.1	Continuing Care Beds	4,414	4,500	30,400	-
14.2	External Information Systems Development	3,005	5,748	5,748	5,748
14.3	Equipment for Cancer Corridor Projects	-	3,469	-	3,469
14.4	Medical Equipment Replacement and Upgrade Program	30,000	30,000	30,000	30,000
14.5	Clinical Information System	136,751	110,000	110,000	47,000
14.6	Northern Laboratory Equipment	-	9,000	9,000	6,000
14.7	Alberta Surgical Initiative Capital Program	-	13,593	6,806	6,451
14.8	Rural Alberta Health Facilities Capital Program	-	5,000	5,000	15,000
	Sub-total	174,170	181,310	196,954	113,668
15	COVID-19 Pandemic Response	-	-	77,043	-

Total		20,943,315	21,582,198	23,208,903	21,755,542

CAPITAL INVESTMENT VOTE BY PROGRAM

DEPARTMENT CAPITAL ACQUISITIONS
7	Population and Public Health
7.2	Immunization Support	24	-	-	-

12	Information Technology
12.2	Development and Operations	20,605	33,230	33,230	28,230

Total		20,629	33,230	33,230	28,230

FINANCIAL TRANSACTIONS VOTE BY PROGRAM

INVENTORY ACQUISITION
4	Drugs and Supplemental Health Benefits
4.3	Outpatient Specialized High Cost Drugs	5,891	9,000	9,000	9,000

7	Population and Public Health
7.2	Immunization Support	54,013	61,221	61,221	61,676

Total		59,904	70,221	70,221	70,676

Health	114	Environment and Parks

CONTINGENCY VOTE BY PROGRAM

(thousands of dollars)		Comparable

		2019-20	2020-21	2020-21	2021-22
		Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
15	COVID-19 Pandemic Response	27,490	-	-	-

Total		27,490	-	-	-

115	Health

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)		2021-22

		Estimate
1	Hepatitis C Health Services	1,000
	Funding from Health Canada will be used to enhance existing health services to persons with chronic	1,000
	Hepatitis C virus infection. Program 7.4

Total		1,000

Health	116

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate
DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	37	250	250	250
Information Technology	15,102	18,000	18,000	18,000
Consumption of Inventory
Drugs and Supplemental Health Benefits	5,892	9,000	9,000	9,000
Population and Public Health	52,151	59,240	59,240	57,100
Valuation Adjustments and Other Provisions
Ministry Support Services	460	-	-	-
Physician Compensation and Development	2,912	-	-	-
Drugs and Supplemental Health Benefits	916	-	-	-
Addiction and Mental Health	9	-	-	-
Support Programs	-	2,000	2,000	2,000

Total	77,479	88,490	88,490	86,350

117	Health

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2021-22 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)		Department	Entities'		Consolidated

	Voted	Amounts	Amounts	Consolidation	2021-22
	Supply	Not Voted	Not Voted	Adjustments	Estimate
EXPENSE
Alberta Health Services	13,098,555	-	-	(13,098,555)	-
Ministry Support Services	61,335	250	-	-	61,585
Physician Compensation and Development	5,005,348	-	1,119,528	(854,346)	5,270,530
Drugs and Supplemental Health Benefits	2,282,602	9,000	600,000	(418,216)	2,473,386
Population and Public Health	513,852	57,100	343,000	(226,164)	687,788
Acute Care	151,954	-	3,944,346	(27,000)	4,069,300
Continuing Care	-	-	1,212,000	-	1,212,000
Ambulance Services	-	-	541,000	-	541,000
Community Care	-	-	1,587,000	(1,554)	1,585,446
Home Care	-	-	736,000	-	736,000
Diagnostic, Therapeutic and Other Patient Services	332,700	-	2,233,000	(7,627)	2,558,073
Administration	29,488	2,000	489,000	(13,953)	506,535
Support Services	-	-	2,344,000	(27,496)	2,316,504
Information Technology	90,597	18,000	717,000	(10,700)	814,897
Research and Education	-	-	125,579	(23,106)	102,473
Debt Servicing	-	-	12,000	(12,000)	-
Infrastructure Support	164,111	-	-	(113,668)	50,443
Cancer Research and Prevention Investment	25,000	-	-	(6,958)	18,042
Total	21,755,542	86,350	16,003,453	(14,841,343)	23,004,002

CAPITAL INVESTMENT
Information Technology	28,230	-	-	-	28,230
Health Facilities and Equipment	-	-	1,187,560	-	1,187,560
Total	28,230	-	1,187,560	-	1,215,790

INVENTORY ACQUISITION
Drugs and Supplemental Health Benefits	9,000	-	821,955	-	830,955
Population and Public Health	61,676	-	-	-	61,676
Total	70,676	-	821,955	-	892,631

Health	118

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE … continued

RECONCILIATION BY TYPE OF SPENDING

(thousands of dollars)		Department	Entities'		Consolidated

	Voted	Amounts	Amounts	Consolidation	2021-22
	Supply	Not Voted	Not Voted	Adjustments	Estimate
EXPENSE
Operating expense	21,591,431	2,000	14,540,244	(14,715,675)	21,418,000
Capital grants	50,443	-	-	-	50,443
Capital payments to related parties	113,668	-	-	(113,668)	-
Amortization / loss on disposal	-	18,250	627,209	-	645,459
Inventory consumption	-	66,100	824,000	-	890,100
Debt servicing costs - general	-	-	12,000	(12,000)	-
Total	21,755,542	86,350	16,003,453	(14,841,343)	23,004,002

CAPITAL INVESTMENT	28,230	-	1,187,560	-	1,215,790

INVENTORY ACQUISITION	70,676	-	821,955	-	892,631

119	Health

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate
REVENUE
Internal Government Transfers	408,112	417,000	417,000	444,580
Canada Health Transfer	4,678,180	4,857,000	4,838,260	4,958,984
Transfers from Government of Canada	137,653	167,060	183,910	209,190
Investment Income	80,271	65,020	65,020	55,020
Supplementary Health Benefit Premiums	40,408	46,000	46,000	46,000
Other Premiums, Fees and Licences	532,250	520,001	481,476	524,501
Refunds of Expense	222,415	170,105	170,105	171,105
Other Revenue	489,829	399,121	359,121	418,426
Ministry Total	6,589,118	6,641,307	6,560,892	6,827,806
Inter-Ministry Consolidations	(458,435)	(447,800)	(447,800)	(475,900)

Consolidated Total	6,130,683	6,193,507	6,113,092	6,351,906

EXPENSE
Ministry Support Services	61,297	62,579	62,550	61,585
Physician Compensation and Development	5,456,359	5,417,275	5,158,502	5,392,583
Drugs and Supplemental Health Benefits	2,335,872	2,227,467	2,342,055	2,473,386
Population and Public Health	640,212	660,510	672,510	698,285
Acute Care	4,150,743	4,027,418	4,078,309	4,096,300
Continuing Care	1,163,433	1,164,000	1,161,000	1,212,000
Ambulance Services	527,041	532,000	532,000	541,000
Community Care	1,475,178	1,494,000	1,493,000	1,587,000
Home Care	716,023	717,000	686,000	736,000
Diagnostic, Therapeutic and Other Patient Services	2,493,967	2,452,482	2,523,613	2,564,482
Administration	492,031	489,760	489,760	512,929
Support Services	2,267,016	2,250,000	2,304,000	2,344,000
Information Technology	660,838	719,787	681,787	814,897
Research and Education	127,253	122,579	123,579	125,579
Debt Servicing	14,755	16,000	13,000	12,000
Infrastructure Support	9,728	96,631	26,531	50,443
Cancer Research and Prevention Investment	2,449	15,410	15,410	18,150
Ministry Sub Total	22,594,195	22,464,898	22,363,606	23,240,619
COVID-19 Pandemic Response	25,837	500,000	2,077,210	-
Ministry Total	22,620,032	22,964,898	24,440,816	23,240,619
Inter-Ministry Consolidations	(276,146)	(258,530)	(261,430)	(236,617)

Consolidated Total	22,343,886	22,706,368	24,179,386	23,004,002

Net Operating Result	(16,213,203)	(16,512,861)	(18,066,294)	(16,652,096)

Health	120

MINISTRY FINANCIAL STATEMENTS … continued

CHANGE IN CAPITAL ASSETS

(thousands of dollars)	Comparable
	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate
INVESTMENT
Population and Public Health	24	-	-	-
Information Technology	20,605	33,230	33,230	28,230
COVID-19 Pandemic Response	-	-	77,043	-
Health Facilities and Equipment	1,056,722	1,162,493	1,203,798	1,187,560
Consolidated Total	1,077,351	1,195,723	1,314,071	1,215,790
AMORTIZATION	(557,251)	(604,522)	(604,522)	(645,459)
DISPOSALS OR WRITE OFFS	(39,907)	-	-	-
Change in Capital Assets Total	480,193	591,201	709,549	570,331

CHANGE IN INVENTORY ASSETS

INVENTORY ACQUISITION

Drugs and Supplemental Health Benefits	814,642	826,979	873,719	830,955
Population and Public Health	54,013	61,221	61,221	61,676
COVID-19 Pandemic Response	-	-	530,000	-
Consolidated Total	868,655	888,200	1,464,940	892,631
CONSUMPTION	(844,954)	(893,500)	(1,470,240)	(890,100)
Change in Inventory Assets Total	23,701	(5,300)	(5,300)	2,531

121	Health

Indigenous Relations

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate
EXPENSE	166,989	221,516	147,317	214,671

CAPITAL INVESTMENT	6	25	25	25

FINANCIAL TRANSACTIONS	8,202	3,000	2,111	-

123

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister's Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister's Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Strategic and Corporate Services

Responsible for corporate functions such as business planning, annual reporting, enterprise risk management, performance measurement development and financial planning among others.

2	First Nations and Métis Relations

Responsible for establishing effective relationships, legislation, policies and initiatives for Indigenous governments and organizations, and administers the Metis Settlements legislation.

3       Indigenous Women's Initiatives

Provides secretariat support to the First Nations and Métis Women’s Councils on Economic Security and leads Alberta’s response to the National Inquiry into Missing and Murdered Indigenous Women and Girls.

4       First Nations Development Fund

A grant program available exclusively to First Nations for social, economic and community development projects supported by a portion of revenues from provincially owned slot machines located in First Nation casinos.

5       Metis Settlements Appeal Tribunal

A quasi-judicial body established by the Metis Settlements Act that mediates and adjudicates disputes on Metis Settlements in regards to membership, land and surface access.

6       Consultation, Land and Policy

6.1       Program Support and Land Claims

Divisional operations and responsibility for coordinating the province’s participation in land-related negotiations with the federal government and First Nations, particularly Treaty Land Entitlement claims.

6.2       Aboriginal Consultation Office

Manages the consultation process by providing pre-consultation assessments, guiding the consultation process and providing an assessment of consultation adequacy for land and natural resource development.

6.3       Strategic Engagement and Policy Innovation

Develops and delivers policies, guidelines and initiatives to ensure that Alberta fulfills its duty to consult, and ensuring Indigenous perspectives are included in land and resource management decisions.

7	2013 Alberta Flooding
7.1	First Nations Housing

Repairs and rebuilds homes affected by the June 2013 Southern Alberta floods to provincial health and housing standards on Siksika and Stoney Nakoda First Nations.

8	Investing in Canada Infrastructure

Provides funds to eligible Indigenous organizations whose projects support the federal government’s Investing in Canada Infrastructure Program.

9       Land and Legal Settlement

Supports Alberta’s constitutional obligations under the Natural Resource Transfer Agreement (NRTA) in relation to treaty land entitlement claim settlements.

10       Indigenous Litigation Fund

Supports legal action for pro-development groups and Indigenous communities as part of the Stand Up for Alberta strategy.

Indigenous Relations	124

DESCRIPTION OF SUPPLY VOTE PROGRAMS …continued

11       Climate Change Initiatives

Supports Indigenous participation in climate change initiatives.

12       Alberta Indigenous Opportunities Corporation

Funding provided to the Alberta Indigenous Opportunities Corporation (AIOC) supporting Indigenous groups seeking to make medium to large-scale investments in natural resource projects that benefit the Alberta economy.

125	Indigenous Relations

EXPENSE VOTE BY PROGRAM

(thousands of dollars)		Comparable

		2019-20	2020-21	2020-21	2021-22
		Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister's Office	947	870	870	820
1.2	Deputy Minister's Office	607	693	693	668
1.3	Strategic and Corporate Services	3,515	3,316	3,316	2,994
	Sub-total	5,069	4,879	4,879	4,482
2	First Nations and Métis Relations	16,827	15,055	14,105	15,533

3	Indigenous Women's Initiatives	1,079	1,355	1,355	1,237

4	First Nations Development Fund	104,425	135,000	80,000	123,000

5	Metis Settlements Appeal Tribunal	1,096	1,171	1,121	1,121

6	Consultation, Land and Policy
6.1	Program Support and Land Claims	1,670	2,348	1,729	1,084
6.2	Aboriginal Consultation Office	5,431	5,526	5,136	5,117
6.3	Strategic Engagement and Policy Innovation	25,037	9,884	9,893	8,897
	Sub-total	32,138	17,758	16,758	15,098
8	Investing in Canada Infrastructure	95	100	100	100

9	Land and Legal Settlement	-	7,670	500	8,324

10	Indigenous Litigation Fund	188	9,750	1,750	3,000

11	Climate Change Initiatives	786	-	-	-

12	Alberta Indigenous Opportunities Corporation	2,000	10,000	6,000	6,000

CAPITAL GRANTS
2	First Nations and Métis Relations	3,286	7,100	7,100	7,100

8	Investing in Canada Infrastructure	-	11,678	13,649	29,676

Total		166,989	221,516	147,317	214,671

CAPITAL INVESTMENT VOTE BY PROGRAM

DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.3	Strategic and Corporate Services	-	25	25	25

6	Consultation, Land and Policy
6.3	Strategic Engagement and Policy Innovation	6	-	-	-

Total		6	25	25	25

Indigenous Relations	126

FINANCIAL TRANSACTIONS VOTE BY PROGRAM

(thousands of dollars)		Comparable
		2019-20	2020-21	2020-21	2021-22
		Actual	Budget	Forecast	Estimate
2013 ALBERTA FLOODING LIABILITY RETIREMENT
7	2013 Alberta Flooding
7.1	First Nations Housing	8,202	3,000	2,111	-

Total		8,202	3,000	2,111	-

Indigenous Relations	127

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)		2021-22

		Estimate
1	First Nations Development Fund	123,000
	Revenue from government-owned slot machines at licenced First Nations casinos is used for the First	123,000
	Nations Development Fund grant program which supports First Nations to create the social, economic and
	community development projects their communities need. Program 4

Total		123,000

Indigenous Relations	128

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Metis Settlements Appeal Tribunal	29	-	-	-

DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	14	63	63	63
Valuation Adjustments and Other Provisions
Ministry Support Services	(121)	-	-	-
First Nations and Métis Relations	(158)	-	-	-
Indigenous Women's Initiatives	65	-	-	-
First Nations Development Fund	(1)	-	-	-
Metis Settlements Appeal Tribunal	8	-	-	-
Consultation, Land and Policy	(153)	-	-	-
Climate Change Initiatives	(209)	-	-	-

Total	(526)	63	63	63

129	Indigenous Relations

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supsply Votes and the effect of the ministry on the Government’s consolidated 2021-22 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Department	Entities'		Consolidated

Voted	Amounts	Amounts	Consolidation	2021-22
Supply	Not Voted	Not Voted	Adjustments	Estimate
EXPENSE
Ministry Support Services	4,482	63	-	-	4,545
First Nations and Métis Relations	22,633	-	-	-	22,633
Indigenous Women's Initiatives	1,237	-	-	-	1,237
First Nations Development Fund	123,000	-	-	-	123,000
Metis Settlements Appeal Tribunal	1,121	-	-	-	1,121
Consultation, Land and Policy	15,098	-	-	-	15,098
Investing in Canada Infrastructure	29,776	-	-	-	29,776
Land and Legal Settlement	8,324	-	-	-	8,324
Indigenous Litigation Fund	3,000	-	-	-	3,000
Alberta Indigenous Opportunities Corporation	6,000	-	8,475	(6,000)	8,475
Total	214,671	63	8,475	(6,000)	217,209

CAPITAL INVESTMENT
Ministry Support Services	25	-	-	-	25

RECONCILIATION BY TYPE OF SPENDING

EXPENSE
Operating expense	177,895	-	8,475	(6,000)	180,370
Capital grants	36,776	-	-	-	36,776
Amortization / loss on disposal	-	63	-	-	63
Total	214,671	63	8,475	(6,000)	217,209

CAPITAL INVESTMENT	25	-	-	-	25

Indigenous Relations	130

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate
REVENUE
Premiums, Fees and Licences	-	-	1,758	2,475
Transfers from Government of Canada	95	11,778	13,749	29,776
Labour Market Development	3,100	3,664	3,664	4,547
Other Revenue	4,916	-	-	-
Consolidated Total	8,111	15,442	19,171	36,798

EXPENSE
Ministry Support Services	4,962	4,942	4,942	4,545
First Nations and Métis Relations	19,955	22,155	21,205	22,633
Indigenous Women's Initiatives	1,144	1,355	1,355	1,237
First Nations Development Fund	104,424	135,000	80,000	123,000
Metis Settlements Appeal Tribunal	1,133	1,171	1,121	1,121
Consultation, Land and Policy	31,985	17,758	16,758	15,098
Investing in Canada Infrastructure	95	11,778	13,749	29,776
Land and Legal Settlement	-	7,670	500	8,324
Indigenous Litigation Fund	188	9,750	1,750	3,000
Climate Change Initiatives	577	-	-	-
Alberta Indigenous Opportunities Corporation	1,125	10,000	8,390	8,475
Ministry Total	165,588	221,579	149,770	217,209
Inter-Ministry Consolidations	(41)	-	-	-

Consolidated Total	165,547	221,579	149,770	217,209
Net Operating Result	(157,436)	(206,137)	(130,599)	(180,411)

CHANGE IN CAPITAL ASSETS

INVESTMENT

Ministry Support Services	-	25	25	25
Consultation, Land and Policy	6	-	-	-
Consolidated Total	6	25	25	25
AMORTIZATION	(14)	(63)	(63)	(63)
Change in Capital Assets Total	(8)	(38)	(38)	(38)

131	Indigenous Relations

Infrastructure

AMOUNTS TO BE VOTED

(thousands of dollars)

	Comparable
	2019-20 Actual	2020-21 Budget	2020-21 Forecast	2021-22 Estimate
EXPENSE	470,703	486,670	489,973	446,767
CAPITAL INVESTMENT	1,179,112	1,591,313	1,466,796	1,993,913
FINANCIAL TRANSACTIONS	25,202	21,293	17,011	21,137

DESCRIPTION OF SUPPLY VOTE PROGRAMS
1	Ministry Support Services
1.1	Minister's Office
Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.
1.2	Deputy Minister's Office
Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.
1.3	Corporate Strategies and Services
Provides strategic corporate services to the ministry and provides support to and collaborates with all divisions.

2	Capital Construction
2.1	Government Facilities Infrastructure
Planning, design, and delivery of government-owned facility capital projects. Provides project management advisory services to the Ministry of Infrastructure and other ministries for capital projects.
2.2	Health Facilities Infrastructure
Planning, design, and delivery of health capital construction projects in partnership with the Department of Health and
Alberta Health Services. Provides project management advisory services to Alberta Health Services.
2.3	School Facilities Infrastructure
Planning, design, and delivery of school facility capital projects in partnership with the Department of Education and school boards. Also assists the Post-Secondary Infrastructure program. Provides project management advisory services to school boards and post-secondary institutions.
2.4	Capital Planning
Planning of new and ongoing capital projects undertaken by the ministry.
2.5	Health Capital Maintenance and Renewal
Repairs, upgrades, maintenance, and replacement of building systems and building service equipment for existing health facilities. Administered by the Ministry of Infrastructure through grants to Alberta Health Services.
2.6	School Capital Maintenance and Renewal
School capital maintenance and renewal delivered under Public-private Partnership contracts.
2.7	Project Procurement, Standards and Technical Services
Project management expertise, procurement and contracting services, and a wide range of technical services to support the ministry’s planning and delivery of capital projects.

3	Property Management
3.1	Property Operations
Operations, maintenance and other costs for government-owned buildings and properties for which the Ministry of
Infrastructure provides property management services.
3.2	Swan Hills Treatment Centre
Operations, maintenance and other costs for the Swan Hills Treatment Centre to enable safe and efficient treatment of hazardous waste.
3.3	Government Owned Facilities Preservation
Repairs, upgrades, maintenance, and replacement of building systems and building service equipment for government-
owned buildings.
3.4	Accommodation Projects
Accommodation planning and projects for Government of Alberta departments, agencies, boards and commissions.
3.5	Debt Servicing
Interest portion of the capital repayment for the Evan Thomas Water and Wastewater Treatment Facility upgrades in
Kananaskis, which was delivered using a Public-private Partnership.
3.6	Debt Repayment
Principal portion of the capital repayment for the Evan Thomas Water and Wastewater Treatment Facility upgrades in
Kananaskis, which was delivered using a Public-private Partnership.

4	Asset Management
Integrating asset management strategies, policies, best practices, and tools in the planning, design, construction, maintenance, and disposal of government assets over their entire lifecycle.

Infrastructure

DESCRIPTION OF SUPPLY VOTE PROGRAMS … continued
5	Realty Services
5.1	Leases
Negotiating and documenting lease agreements, and lease rental payments to support Government of Alberta ministries and programs.
5.2	Land Acquisition and Services
Negotiating and administering the purchase and sale of real estate for government initiatives and managing land use agreements, easements and rights-of-way.
5.3	Land Development and Disposal
Managing and coordinating the development and sale of Parsons Creek land in Fort McMurray, and for the sale of other surplus crown lands throughout the Province.

6	2013 Alberta Flooding
6.1	Floodway Relocation Program
Purchasing and removing residential homes from floodways in affected southern Alberta communities, reducing future risk and impact to homeowners and communities.
6.2	Reconstruction and Accommodation
Delivery of accommodation and reconstruction projects required as a result of the 2013 Alberta flooding.

EXPENSE VOTE BY PROGRAM
(thousands of dollars)				Comparable
			2019-20	2020-21	2020-21	2021-22
			Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister's Office		940	780	780	756
1.2	Deputy Minister's Office		671	788	788	763
1.3	Corporate Strategies and Services		9,510	9,352	9,352	8,917
		Sub-total	11,121	10,920	10,920	10,436

2	Capital Construction
2.1	Government Facilities Infrastructure		1,753	3,525	3,525	1,748
2.2	Health Facilities Infrastructure		11,198	15,411	8,411	1,294
2.3	School Facilities Infrastructure		1,928	1,637	1,637	1,375
2.4	Capital Planning		3,527	4,080	4,108	2,105
2.7	Project Procurement, Standards and Technical Services		6,529	7,327	6,727	5,891
		Sub-total	24,935	31,980	24,408	12,413

3	Property Management
3.1	Property Operations		214,585	204,220	211,220	185,260
3.2	Swan Hills Treatment Centre		27,606	30,254	30,254	30,254
		Sub-total	242,191	234,474	241,474	215,514

4	Asset Management		5,937	7,255	7,255	7,062

5	Realty Services
5.1	Leases		171,782	189,540	187,740	177,381
5.2	Land Acquisition and Services		1,926	2,637	2,637	2,410
5.3	Land Development and Disposal		931	988	988	1,396
		Sub-total	174,639	193,165	191,365	181,187

6	2013 Alberta Flooding
6.1	Floodway Relocation Program		288	-	-	-

CAPITAL GRANTS
2	Capital Construction
2.3	School Facilities Infrastructure		3,316	-	1,577	1,000
2.4	Capital Planning		714	5,424	3,632	4,054
		Sub-total	4,030	5,424	5,209	5,054

3	Property Management
3.3	Government Owned Facilities Preservation		6,553	3,353	9,243	15,026
3.4	Accommodation Projects		886	-	-	-
		Sub-total	7,439	3,353	9,243	15,026

DEBT SERVICING
3	Property Management
3.5	Debt Servicing		123	99	99	75

Total			470,703	486,670	489,973	446,767

Infrastructure	135

CAPITAL INVESTMENT VOTE BY PROGRAM
(thousands of dollars)				Comparable
			2019-20	2020-21	2020-21	2021-22
			Actual	Budget	Forecast	Estimate
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.3	Corporate Strategies and Services		19	-	-	-

2	Capital Construction
2.1	Government Facilities Infrastructure		38,736	75,722	36,196	123,665
2.2	Health Facilities Infrastructure		2,377	-	-	-
2.4	Capital Planning		30	-	-	-
		Sub-total	41,143	75,722	36,196	123,665

3	Property Management
3.1	Property Operations		166	100	120	100
3.2	Swan Hills Treatment Centre		2,481	5,000	8,203	5,000
3.3	Government Owned Facilities Preservation		45,889	76,952	108,600	189,736
3.4	Accommodation Projects		21,374	91,074	36,274	121,084
		Sub-total	69,910	173,126	153,197	315,920

5	Realty Services
5.2	Land Acquisition and Services		96	8,300	13,300	8,300

6	2013 Alberta Flooding
6.2	Reconstruction and Accommodation		18	-	-	-

CAPITAL FOR RELATED PARTIES
2	Capital Construction
2.2	Health Facilities Infrastructure		544,345	596,185	650,581	634,857
2.3	School Facilities Infrastructure		416,657	616,064	495,091	762,236
2.5	Health Capital Maintenance and Renewal		95,352	110,400	106,915	134,000
2.6	School Capital Maintenance and Renewal		11,572	11,516	11,516	14,935
		Sub-total	1,067,926	1,334,165	1,264,103	1,546,028

Total			1,179,112	1,591,313	1,466,796	1,993,913

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
(thousands of dollars)

			Comparable
			2019-20	2020-21	2020-21	2021-22
			Actual	Budget	Forecast	Estimate
INVENTORY ACQUISITION
3	Property Management
3.2	Swan Hills Treatment Centre		2,998	3,000	3,000	3,000

LAND DEVELOPMENT LIABILITY RETIREMENT
5	Realty Services
5.3	Land Development and Disposal		3,977	12,835	6,000	13,110

CONTAMINATED SITE LIABILITY RETIREMENT
3	Property Management
3.1	Property Operations		1,956	2,000	2,000	900
3.2	Swan Hills Treatment Centre		76	750	1,329	750
		Sub-total	2,032	2,750	3,329	1,650

LEGAL LIABILITY RETIREMENT
2	Capital Construction
2.3	School Facilities Infrastructure		14,866	1,356	3,330	2,000

LEASE LIABILITY RETIREMENT
5	Realty Services
5.1	Leases		500	500	500	500

DEBT REPAYMENT FOR PUBLIC PRIVATE PARTNERSHIPS
3	Property Management
3.6	Debt Repayment		829	852	852	877

Total			25,202	21,293	17,011	21,137

AMOUNTS NOT REQUIRED TO BE VOTED
The following department amounts do not require a supply vote either because no cash disbursement is required, or because the
Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)		Comparable
	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate
DEPARTMENT NON-CASH AMOUNTS
Capital Grants in Kind
Capital Construction	1,944	-	-	-
Property Management	1,892	-	-	-
Realty Services	223	-	-	-
Amortization
Property Management	123,277	135,030	135,030	143,228
Consumption of Inventory
Property Management	2,996	2,900	2,900	2,900
Valuation Adjustments and Other Provisions
Ministry Support Services	(55)	-	-	-
Capital Construction	(573)	-	-	-
Property Management	4,604	5,379	5,379	5,569
Asset Management	31	-	-	-
Realty Services	(115)	-	-	-
2013 Alberta Flooding	18	-	-	-
Write Down or Loss on Disposal of Capital Assets
Capital Construction	7,371	-	-	-
Property Management	949	-	-	-
Capital For Related Parties
Capital Construction	1,067,926	1,334,165	1,264,103	1,546,028
Total	1,210,488	1,477,474	1,407,412	1,697,725

CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS
Capital Acquired from Related Parties
Capital Construction	20	-	-	-
Property Management	27	-	-	-
Realty Services	7,693	-	-	-
Capital Asset Revaluation
Property Management	628	-	-	-

Total	8,368	-	-	-

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE
The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the
Government’s consolidated 2021-22 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)
		Department		Consolidated
	Voted	Amounts	Consolidation	2021-22
	Supply	Not Voted	Adjustments	Estimate
EXPENSE
Ministry Support Services	10,436	-	-	10,436
Capital Construction	17,467	1,546,028	(1,546,028)	17,467
Property Management	230,615	151,697	(1,706)	380,606
Asset Management	7,062	-	-	7,062
Realty Services	181,187	-	(5,113)	176,074
Total	446,767	1,697,725	(1,552,847)	591,645

CAPITAL INVESTMENT
Capital Construction	1,669,693	-	(1,546,028)	123,665
Property Management	315,920	-	-	315,920
Realty Services	8,300	-	-	8,300
Total	1,993,913	-	(1,546,028)	447,885

INVENTORY ACQUISITION
Property Management	3,000	-	-	3,000

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	426,612	5,569	(6,819)	425,362
Capital grants	20,080	-	-	20,080
Amortization / loss on disposal	-	143,228	-	143,228
Inventory consumption	-	2,900	-	2,900
Debt servicing costs - Capital Plan	75	-	-	75
Capital for related parties	-	1,546,028	(1,546,028)	-
Total	446,767	1,697,725	(1,552,847)	591,645

CAPITAL INVESTMENT
Capital investment	447,885	-	-	447,885
Capital for related parties	1,546,028	-	(1,546,028)	-
Total	1,993,913	-	(1,546,028)	447,885

INVENTORY ACQUISITION	3,000	-	-	3,000

MINISTRY FINANCIAL STATEMENTS
STATEMENT OF OPERATIONS
(thousands of dollars)		Comparable
	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate
REVENUE
Transfers from Government of Canada	6,554	3,666	5,650	3,666
Premiums, Fees and Licences	2,383	2,070	2,070	2,070
Other Revenue	60,758	23,896	23,896	23,348
Ministry Total	69,695	29,632	31,616	29,084
Inter-Ministry Consolidations	(10,466)	(3,871)	(3,871)	(3,876)
Consolidated Total	59,229	25,761	27,745	25,208
EXPENSE
Ministry Support Services	11,066	10,920	10,920	10,436
Capital Construction	1,105,633	1,371,569	1,293,720	1,563,495
Property Management	383,471	381,235	394,125	382,312
Asset Management	5,968	7,255	7,255	7,062
Realty Services	174,747	193,165	191,365	181,187
2013 Alberta Flooding	306	-	-	-
Ministry Total	1,681,191	1,964,144	1,897,385	2,144,492
Inter-Ministry Consolidations	(1,075,773)	(1,340,966)	(1,270,904)	(1,552,847)
Consolidated Total	605,418	623,178	626,481	591,645
Net Operating Result	(546,189)	(597,417)	(598,736)	(566,437)

CHANGE IN CAPITAL ASSETS
INVESTMENT
Ministry Support Services	19	-	-	-
Capital Construction	1,109,089	1,409,887	1,300,299	1,669,693
Property Management	70,565	173,126	153,197	315,920
Realty Services	7,789	8,300	13,300	8,300
2013 Alberta Flooding	18	-	-	-
Ministry Total	1,187,480	1,591,313	1,466,796	1,993,913
Inter-Ministry Consolidations	(1,075,666)	(1,334,165)	(1,264,103)	(1,546,028)
Consolidated Total	111,814	257,148	202,693	447,885
AMORTIZATION	(123,277)	(135,030)	(135,030)	(143,228)
DISPOSALS OR WRITE OFFS	(8,675)	-	-	-
Change in Capital Assets Total	(20,138)	122,118	67,663	304,657

CHANGE IN INVENTORY ASSETS
INVENTORY ACQUISITION
Property Management	2,998	3,000	3,000	3,000
Consolidated Total	2,998	3,000	3,000	3,000
CONSUMPTION	(2,996)	(2,900)	(2,900)	(2,900)
Change in Inventory Assets Total	2	100	100	100

Jobs, Economy and Innovation

AMOUNTS TO BE VOTED

(thousands of dollars)

	Comparable
	2019-20 Actual	2020-21 Budget	2020-21 Forecast	2021-22 Estimate
EXPENSE	286,420	290,382	953,732	380,010
CAPITAL INVESTMENT	13	1,525	1,875	1,825
FINANCIAL TRANSACTIONS	-	-	25,000	25,000

DESCRIPTION OF SUPPLY VOTE PROGRAMS
1	Ministry Support Services
1.1	Minister's Office
Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.
1.2	Deputy Minister's Office
Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.
1.3	Policy and Strategy
Provides strategy, policy, research, planning and evaluation services across the ministry and delivers integrated corporate services including finance, administration, governance and legislative services.

2	Tourism and Economic Development
2.1	Program Delivery Support
Designs and administers programs that advance economic development, investment and tourism objectives. Collaborates with stakeholders to deliver effective programing and improve the conditions for economic success.
2.2	Tourism and Economic Capacity
Enhances capacity of organizations and communities through programs and services aimed at developing, scaling and retaining business; attracts visitors; and supports regional economic development.
2.3	Economic Development and Innovation
Improves competitiveness in Alberta economy by engaging with industry and advancing strategic initiatives that make industry growth possible. Drives growth of Alberta's advanced technology and life science sectors.
2.4	Grant to Alberta Enterprise Corporation
Operating grant to the Alberta Enterprise Corporation, which helps attract venture capital funds to Alberta to invest in knowledge-based companies.
2.5	Grant to Alberta Innovates Corporation
Operating grant to the Alberta Innovates Corporation, key delivery agent for the government’s research and innovation initiatives.
2.6	Grant to Travel Alberta Corporation
Operating grant to the Travel Alberta Corporation, a destination management organization.

3	Investment Attraction and Trade
3.1	Program Delivery Support
Leads engagement to support companies in accessing capital, pivoting to new opportunities and accessing international markets. Leads the government’s international relations and is the primary liaison to Invest Alberta Corporation.
3.2	International Relations and Trade
Coordinates, develops and delivers Alberta’s international relations and trade promotion activities, including missions by the Premier and the Minister.
3.3	Investment and Industry Relations
Develops a government-wide investment strategy, tools and processes and delivers focused investment attraction activities that identify potential investment opportunities globally.
3.4	Grant to Invest Alberta Corporation
Operating grant to Invest Alberta Corporation which promotes investment in Alberta and provides services to support high-
value, high-impact investment opportunities.

4	Climate Change
4.1	Innovation and Technology
Develops and implements innovation and technology policies and strategies to reduce greenhouse gas emissions and prepares Alberta for lower carbon and economic diversification.

EXPENSE VOTE BY PROGRAM
(thousands of dollars)				Comparable
			2019-20	2020-21	2020-21	2021-22
			Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister's Office		979	948	948	948
1.2	Deputy Minister's Office		813	841	841	822
1.3	Policy and Strategy		7,643	12,804	12,804	12,541
		Sub-total	9,435	14,593	14,593	14,311

2	Tourism and Economic Development
2.1	Program Delivery Support		6,564	2,241	2,241	2,199
2.2	Tourism and Economic Capacity		12,338	15,456	655,506	12,789
2.3	Economic Development and Innovation		47,044	43,965	43,365	63,852
2.4	Grant to Alberta Enterprise Corporation		750	600	-	-
2.5	Grant to Alberta Innovates Corporation		140,074	131,251	156,251	170,848
2.6	Grant to Travel Alberta Corporation		41,360	37,747	39,747	59,691
		Sub-total	248,130	231,260	897,110	309,379

3	Investment Attraction and Trade
3.1	Program Delivery Support		1,717	1,477	1,477	1,444
3.2	International Relations and Trade		8,944	13,977	13,977	7,779
3.3	Investment and Industry Relations		10,754	20,825	18,325	19,347
3.4	Grant to Invest Alberta Corporation		-	6,000	6,000	25,250
		Sub-total	21,415	42,279	39,779	53,820

4	Climate Change
4.1	Innovation and Technology		430	-	-	-

CAPITAL GRANTS
2	Tourism and Economic Development
2.2	Tourism and Economic Capacity		1,500	-	-	-
2.5	Grant to Alberta Innovates Corporation		2,250	-	-	-
		Sub-total	3,750	-	-	-

CAPITAL PAYMENTS TO RELATED PARTIES
2	Tourism and Economic Development
2.5	Grant to Alberta Innovates Corporation		-	2,250	2,250	2,500

4	Climate Change
4.1	Innovation and Technology		3,260	-	-	-

Total			286,420	290,382	953,732	380,010

CAPITAL INVESTMENT VOTE BY PROGRAM
(thousands of dollars)				Comparable
			2019-20	2020-21	2020-21	2021-22
			Actual	Budget	Forecast	Estimate
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.3	Policy and Strategy		13	25	25	25

2	Tourism and Economic Development
2.2	Tourism and Economic Capacity		-	-	350	100
2.3	Economic Development and Innovation		-	-	-	200
		Sub-total	-	-	350	300

3	Investment Attraction and Trade
3.3	Investment and Industry Relations		-	1,500	1,500	1,500

Total			13	1,525	1,875	1,825

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
DEBT REPAYMENT
2	Tourism and Economic Development
2.4	Grant to Alberta Enterprise Corporation		-	-	25,000	25,000

Total			-	-	25,000	25,000

AMOUNTS NOT REQUIRED TO BE VOTED
The following department amounts do not require a supply vote either because no cash disbursement is required, or because the
Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)		Comparable
	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Tourism and Economic Development	14,713	21,500	21,500	65,000

DEPARTMENT NON-CASH AMOUNTS
Operating Expense
Tourism and Economic Development	-	-	75,000	50,000
Amortization
Ministry Support Services	72	28	28	25
Tourism and Economic Development	-	45	45	7
Valuation Adjustments and Other Provisions
Ministry Support Services	(146)	-	-	-
Tourism and Economic Development	(290)	-	34,000	-
Investment Attraction and Trade	(191)	-	-	-
Climate Change	(15)	-	-	-

Total	14,143	21,573	130,573	115,032

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE
The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the
Government’s consolidated 2021-22 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)
		Department	Entities'		Consolidated
	Voted	Amounts	Amounts	Consolidation	2021-22
	Supply	Not Voted	Not Voted	Adjustments	Estimate
EXPENSE
Ministry Support Services	14,311	25	-	-	14,336
Tourism and Economic Development	311,879	115,007	-	(313,876)	113,010
Investment Attraction and Trade	53,820	-	-	(25,250)	28,570
Alberta Enterprise Corporation	-	-	2,350	-	2,350
Invest Alberta Corporation	-	-	25,250	-	25,250
Travel Alberta Corporation	-	-	60,896	-	60,896
Alberta Innovates Corporation	-	-	251,198	(57,750)	193,448
Total	380,010	115,032	339,694	(396,876)	437,860

CAPITAL INVESTMENT
Ministry Support Services	25	-	-	-	25
Tourism and Economic Development	300	-	-	-	300
Investment Attraction and Trade	1,500	-	-	-	1,500
Alberta Innovates Corporation	-	-	11,000	-	11,000
Total	1,825	-	11,000	-	12,825

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	285,510	30,500	269,779	(277,376)	308,413
Operating Expense - COVID-19/Recovery Plan	92,000	84,500	62,000	(117,000)	121,500
Capital payments to related parties	2,500	-	-	(2,500)	-
Amortization / loss on disposal	-	32	7,915	-	7,947
Total	380,010	115,032	339,694	(396,876)	437,860

CAPITAL INVESTMENT	1,825	-	11,000	-	12,825

MINISTRY FINANCIAL STATEMENTS
STATEMENT OF OPERATIONS
(thousands of dollars)		Comparable
	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate
REVENUE
Internal Government Transfers	93,666	89,530	91,437	89,530
Transfers from Government of Canada	5,906	1,105	4,367	3,000
Investment Income	4,462	2,371	808	2,300
Premiums, Fees and Licences	291	390	-	400
Other Revenue	53,106	58,161	47,313	51,351
Ministry Total	157,431	151,557	143,925	146,581
Inter-Ministry Consolidations	(95,584)	(91,753)	(93,319)	(91,753)
Consolidated Total	61,847	59,804	50,606	54,828
EXPENSE
Ministry Support Services	9,353	14,621	14,621	14,336
Tourism and Economic Development	81,869	83,207	756,657	143,847
Investment Attraction and Trade	21,224	36,279	33,779	28,570
Alberta Enterprise Corporation	1,723	1,850	2,350	2,350
Invest Alberta Corporation	-	6,000	6,000	25,250
Travel Alberta Corporation	41,421	38,955	46,955	60,896
Climate Change	415	-	-	-
Alberta Innovates Corporation	228,360	208,641	236,212	251,198
Ministry Total	384,365	389,553	1,096,574	526,447
Inter-Ministry Consolidations	(91,287)	(83,587)	(84,158)	(88,587)
Consolidated Total	293,078	305,966	1,012,416	437,860
Net Operating Result	(231,231)	(246,162)	(961,810)	(383,032)

CHANGE IN CAPITAL ASSETS
INVESTMENT
Ministry Support Services	13	25	25	25
Tourism and Economic Development	-	-	350	300
Investment Attraction and Trade	-	1,500	1,500	1,500
Alberta Innovates Corporation	5,925	10,750	10,750	11,000
Consolidated Total	5,938	12,275	12,625	12,825
AMORTIZATION	(7,330)	(7,971)	(7,971)	(7,947)
DISPOSALS OR WRITE OFFS	(149)	-	-	-
Change in Capital Assets Total	(1,541)	4,304	4,654	4,878

Justice and Solicitor General

AMOUNTS TO BE VOTED

(thousands of dollars)

	Comparable
	2019-20 Actual	2020-21 Budget	2020-21 Forecast	2021-22 Estimate
EXPENSE	1,357,726	1,342,704	1,342,704	1,275,644
CAPITAL INVESTMENT	4,706	9,462	21,908	18,258

DESCRIPTION OF SUPPLY VOTE PROGRAMS
1	Ministry Support Services
1.1	Minister's Office
The Minister is the Attorney General, as well as the Solicitor General and oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.
1.2	Deputy Minister's Office
Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.
1.3	Corporate Services
Provides leadership and ministry-wide support services, which enables the achievement of the ministry’s goals and objectives, including enhancing efficiency and effectiveness across all program levels.

2	Resolution and Court Administration Services
2.1	Program Support
Provides divisional strategic management services, information technology, Alberta Review Board, and Court Case
Management.
2.2	Resolution Services
Administers programs and services in collaboration with both the Court of Queen's Bench of Alberta and the Provincial
Court of Alberta to help Albertans resolve their legal matters without having to go to court.
2.3	Provincial Civil Claims
Includes processing civil claims which exceed $7,500 in value in Provincial Court.
2.4	Provincial Court of Alberta
Provides Provincial Court services for criminal, civil, family and youth courts, ticket processing costs for traffic courts and payments for witnesses, interpreters, travel and administration.
2.5	Alberta Court of Queen's Bench
Provides Court of Queen's Bench services for the entire province, including courtroom, counter, administrative and management services to the court as well as administrative and legal support to the judiciary.
2.6	Alberta Court of Appeal
Includes the operation of the Alberta Court of Appeal. Employees provide courtroom support, counter administration and management services to the Court as well as administrative and legal support to the judiciary.

3	Legal Services
3.1	Civil Law
Provides legal services to all Government of Alberta ministries and represents them in matters before the courts and tribunals.
3.2	Legislative Counsel
Responsible for drafting government public bills, regulations, and Orders in Council. The office works with Alberta
Queen’s Printer to make the laws of Alberta available to the public.
3.3	Law Reform
Conducts and directs research into law and the administration of justice to ensure they are current and reflect the changing needs of Albertans and their communities.

4	Alberta Crown Prosecution Service
4.1	Program Support
Provides specialized support, information, and timely services to the division and collaborates with other justice stakeholders to promote a strategic direction in managing and mitigating emerging issues.
4.2	Criminal and Youth Prosecutions
Responsible for the prosecution of persons charged with Criminal Code , Youth Criminal Justice Act and provincial statute offences.
4.3	Appeals and Regulatory Prosecutions
Conducts criminal appeals in the Court of Appeal and Supreme Court of Canada and provides specialized prosecutions in commercial, organized, technology, internet crime, Environmental and Occupational Health and Safety cases, and international legal assistance.

DESCRIPTION OF SUPPLY VOTE PROGRAMS…continued
5	Justice Services
5.1	Program Support
Provides program support for the Divisional Assurance unit and Strategic Program Services.
5.2	Family Support Order Services
Includes the Maintenance Enforcement Program which enforces support orders and agreements and the Child Support
Recalculation Program.
5.3	Office of the Chief Medical Examiner
Investigates all sudden and unexplained natural deaths in Alberta in accordance with the Fatality Inquiries Act and provides forensic services, and maintains a center of excellence in forensic pathology and toxicology.
5.4	Public Guardian and Trustee Services
Acts as court appointed guardian and trustee for adult Albertans and is responsible for one-time health care decisions under last resort provisions, protects minors’ property interests, and may act in the administration of missing or deceased persons’ estates.
5.5	Support for Legal Aid
Supports Legal Aid Alberta to ensure low-income Albertans have access to legal services they would not otherwise be able to obtain.

6	Public Security
6.1	Program Support
Provides strategic direction and divisional shared services including research, policy, specialized policing programs, integrated community safety, crime prevention and biology casework analysis.
6.2	Law Enforcement Review Board
Hears appeals from the public and police officers relating to complaints regarding the actions of police officers.
6.3	Alberta Serious Incident Response Team
Investigates incidents involving Alberta’s police that have resulted in serious injury or death to any person, as well as sensitive allegations of police misconduct.
6.4	Law Enforcement Standards and Audits
Provides standards oversight, security services, and licensing for security services and investigation services.
6.5	Contract Policing and Policing Oversight
Provides strategic management of the RCMP Provincial Police Service Agreement and involvement with the related
RCMP Municipal Policing Agreements.
6.6	Indigenous Policing Services
Ensures effective policing for Alberta communities through policing agreements with Canada, the RCMP or the First
Nations who provide their own policing services.
6.7	Policing Assistance to Municipalities
Provides policing grants to municipalities that provide their own policing.
6.8	Organized and Serious Crime
Funds the Alberta Law Enforcement Response Team that oversees initiatives directed at reducing criminal activities, including organized crime, child exploitation, and drug operations.
6.9	Sheriffs Branch
Performs a wide range of enforcement activities in concert with other law enforcement and policing partners in Alberta.

DESCRIPTION OF SUPPLY VOTE PROGRAMS…continued
7	Correctional Services
7.1	Program Support
Provides strategic and financial services support for divisional programs.
7.2	Adult Remand and Correctional Centres
Accountable for the day-to-day management of remanded inmates and sentenced offenders in eight provincial remand and correctional centres located in Alberta.
7.3	Young Offender Centres
Manages the Edmonton Young Offender Centre and the Calgary Young Offender Centre. The two centres provide custody and rehabilitative services for approximately 200 offenders.
7.4	Community Correctional Services
Operates two adult attendance centres, 51 community corrections offices, including 2 indigenous contracted offices and provides community-based supervision to over 38,000 adults and 2,000 youth in rural communities.
7.5	Young Offender Community Correctional Services
Provides community-based supervision and programs to approximately 2,000 youth through 2 youth attendance centres,
2 young offender community corrections offices and 2 open custody group homes.

8	Alberta Human Rights
8.1	Alberta Human Rights Commission
Fosters equality and reduces discrimination by eliminating barriers to full participation in the cultural, social, economic, and political life of the province for all Albertans.
8.2	Assistance to the Human Rights Education and Multiculturalism Fund
Provides financial and other resources to community organizations for projects that promote diversity and equality, prevent discrimination and racism, and build welcoming and inclusive communities and workplaces.

EXPENSE VOTE BY PROGRAM
(thousands of dollars)				Comparable
			2019-20	2020-21	2020-21	2021-22
			Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister's Office		1,116	859	859	844
1.2	Deputy Minister's Office		1,371	1,328	1,328	1,693
1.3	Corporate Services		21,306	21,487	21,487	20,203
		Sub-total	23,793	23,674	23,674	22,740

2	Resolution and Court Administration Services
2.1	Program Support		16,391	16,018	16,018	13,973
2.2	Resolution Services		15,367	11,989	11,989	4,994
2.3	Provincial Civil Claims		1,149	1,500	1,500	1,500
2.4	Provincial Court of Alberta		113,802	115,710	115,710	107,570
2.5	Alberta Court of Queen's Bench		36,603	36,773	36,773	33,747
2.6	Alberta Court of Appeal		7,004	7,503	7,503	7,050
		Sub-total	190,316	189,493	189,493	168,834

3	Legal Services
3.1	Civil Law		53,564	45,132	45,132	37,064
3.2	Legislative Counsel		3,064	3,132	3,132	3,064
3.3	Law Reform		500	500	500	100
		Sub-total	57,128	48,764	48,764	40,228

4	Alberta Crown Prosecution Service
4.1	Program Support		4,594	3,727	3,727	2,762
4.2	Criminal and Youth Prosecutions		79,205	78,512	78,512	78,060
4.3	Appeals and Regulatory Prosecutions		19,572	19,183	19,183	17,770
		Sub-total	103,371	101,422	101,422	98,592

5	Justice Services
5.1	Program Support		10,059	9,638	9,638	7,086
5.2	Family Support Order Services		17,778	17,449	17,449	16,103
5.3	Office of the Chief Medical Examiner		12,896	12,610	12,610	12,225
5.4	Public Guardian and Trustee Services		26,366	27,053	27,053	23,812
5.5	Support for Legal Aid		91,800	94,292	94,292	94,292
		Sub-total	158,899	161,042	161,042	153,518

6	Public Security
6.1	Program Support		16,220	9,806	9,806	6,538
6.2	Law Enforcement Review Board		594	625	625	616
6.3	Alberta Serious Incident Response Team		4,058	3,987	3,987	3,921
6.4	Law Enforcement Standards and Audits		5,324	6,130	6,130	6,172
6.5	Contract Policing and Policing Oversight		265,693	279,766	279,766	289,117
6.6	Indigenous Policing Services		10,799	13,582	13,582	13,576
6.7	Policing Assistance to Municipalities		88,208	89,208	89,208	89,208
6.8	Organized and Serious Crime		24,825	30,061	30,061	28,674
6.9	Sheriffs Branch		107,552	91,797	91,797	85,076
		Sub-total	523,273	524,962	524,962	522,898

EXPENSE VOTE BY PROGRAM ... continued
(thousands of dollars)				Comparable
			2019-20	2020-21	2020-21	2021-22
			Actual	Budget	Forecast	Estimate
OPERATING EXPENSE…continued
7	Correctional Services
7.1	Program Support		6,405	6,670	6,670	4,605
7.2	Adult Remand and Correctional Centres		209,627	205,980	205,980	189,214
7.3	Young Offender Centres		24,609	24,827	24,827	22,052
7.4	Community Correctional Services		41,978	37,891	37,891	36,581
7.5	Young Offender Community Correctional Services		11,024	10,707	10,707	9,469
		Sub-total	293,643	286,075	286,075	261,921

8	Alberta Human Rights
8.1	Alberta Human Rights Commission		6,803	7,022	7,022	6,913
8.2	Assistance to the Human Rights Education and		500	-	-	-
	Multiculturalism Fund
		Sub-total	7,303	7,022	7,022	6,913

CAPITAL GRANTS
5	Justice Services
5.3	Office of the Chief Medical Examiner		-	250	250	-

Total			1,357,726	1,342,704	1,342,704	1,275,644

CAPITAL INVESTMENT VOTE BY PROGRAM
(thousands of dollars)				Comparable
			2019-20	2020-21	2020-21	2021-22
			Actual	Budget	Forecast	Estimate
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.3	Corporate Services		32	20	20	20

2	Resolution and Court Administration Services
2.1	Program Support		1,505	6,630	9,905	9,330
2.5	Alberta Court of Queen's Bench		12	-	-	-
		Sub-total	1,517	6,630	9,905	9,330

4	Alberta Crown Prosecution Service
4.1	Program Support		178	380	380	380

5	Justice Services
5.2	Family Support Order Services		15	350	350	50
5.3	Office of the Chief Medical Examiner		490	99	99	99
5.4	Public Guardian and Trustee Services		-	-	400	4,500
		Sub-total	505	449	849	4,649

6	Public Security
6.1	Program Support		342	-	-	-
6.9	Sheriffs Branch		1,189	1,695	9,702	695
		Sub-total	1,531	1,695	9,702	695

7	Correctional Services
7.2	Adult Remand and Correctional Centres		943	288	1,052	3,184

Total			4,706	9,462	21,908	18,258

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY
The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)		2021-22
		Estimate
1	Maintenance Enforcement	7,382
	Revenue from deterrent penalties and service fees that promote payment of maintenance is used to
	improve and expand services available to clients. Program 5.2

2	Provincial Civil Claims	1,500
	Revenue from fees levied to commence action in excess of $7,500 in Provincial Court is used to fund the
	ministry's expense associated with those actions. Program 2.3

3	Edmonton Regional Airports Authority Policing Services Agreement	3,990
	Revenue is received on a full cost recovery basis from the Edmonton Regional Airports Authority for
	policing services at Edmonton International Airport under the Provincial Police Service Agreement.
	Program 6.5

Total		12,872

AMOUNTS NOT REQUIRED TO BE VOTED
The following department amounts do not require a supply vote either because no cash disbursement is required, or because the
Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)		Comparable
	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate
DEPARTMENT NON-CASH AMOUNTS
Capital Grants in Kind
Justice Services	54	-	-	-
Amortization
Ministry Support Services	81	1,475	1,475	1,475
Resolution and Court Administration Services	544	1,452	1,452	1,452
Legal Services	20	24	24	24
Alberta Crown Prosecution Service	25	1	1	1
Justice Services	395	879	879	879
Public Security	628	1,588	1,588	1,588
Correctional Services	643	511	511	511
Alberta Human Rights	2	5	5	5
Valuation Adjustments and Other Provisions
Ministry Support Services	129	39	39	39
Resolution and Court Administration Services	7,739	6,000	6,000	6,000
Legal Services	(979)	-	-	-
Alberta Crown Prosecution Service	934	158	158	158
Justice Services	(19)	111	111	111
Public Security	246	-	-	-
Correctional Services	901	775	775	775
Alberta Human Rights	(26)	-	-	-

Total	11,317	13,018	13,018	13,018

CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS
Capital Acquired from Related Parties
Resolution and Court Administration Services	8,815	-	9,474	4,000
Public Security	1,062	-	-	-

Total	9,877	-	9,474	4,000

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE
The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the
Government’s consolidated 2021-22 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)
		Department	Entities'		Consolidated
	Voted	Amounts	Amounts	Consolidation	2021-22
	Supply	Not Voted	Not Voted	Adjustments	Estimate
EXPENSE
Ministry Support Services	22,740	1,514	-	-	24,254
Resolution and Court Administration Services	168,834	7,452	-	-	176,286
Legal Services	40,228	24	-	-	40,252
Alberta Crown Prosecution Service	98,592	159	-	-	98,751
Justice Services	153,518	990	-	-	154,508
Public Security	522,898	1,588	-	-	524,486
Correctional Services	261,921	1,286	-	-	263,207
Alberta Human Rights	6,913	5	-	-	6,918
Victims of Crime and Public Safety Fund	-	-	62,887	-	62,887
Total	1,275,644	13,018	62,887	-	1,351,549

CAPITAL INVESTMENT
Ministry Support Services	20	-	-	-	20
Resolution and Court Administration Services	9,330	4,000	-	(4,000)	9,330
Alberta Crown Prosecution Service	380	-	-	-	380
Justice Services	4,649	-	-	-	4,649
Public Security	695	-	-	-	695
Correctional Services	3,184	-	-	-	3,184
Victims of Crime and Public Safety Fund	-	-	15	-	15
Total	18,258	4,000	15	(4,000)	18,273

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	1,275,644	7,083	62,818	-	1,345,545
Amortization / loss on disposal	-	5,935	69	-	6,004
Total	1,275,644	13,018	62,887	-	1,351,549

CAPITAL INVESTMENT	18,258	4,000	15	(4,000)	18,273

MINISTRY FINANCIAL STATEMENTS
STATEMENT OF OPERATIONS
(thousands of dollars)		Comparable
	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate
REVENUE
Transfers of Assets or Liabilities from Related Parties	9,877	-	9,474	4,000
Transfers from Government of Canada	46,068	50,434	50,434	48,852
Investment Income	2,796	1,385	2,185	2,155
Other Premiums, Fees and Licences	33,333	33,300	33,300	33,640
Fines and Penalties	198,297	267,350	239,909	262,399
Maintenance Enforcement	17,602	16,377	16,377	16,482
Other Revenue	22,600	42,681	42,751	51,489
Ministry Total	330,573	411,527	394,430	419,017
Inter-Ministry Consolidations	(10,084)	-	(9,474)	(4,000)
Consolidated Total	320,489	411,527	384,956	415,017
EXPENSE
Ministry Support Services	24,003	25,188	25,188	24,254
Resolution and Court Administration Services	198,599	196,945	196,945	176,286
Legal Services	56,169	48,788	48,788	40,252
Alberta Crown Prosecution Service	104,330	101,581	101,581	98,751
Justice Services	159,329	162,282	162,282	154,508
Public Security	524,147	526,550	526,550	524,486
Correctional Services	295,187	287,361	287,361	263,207
Alberta Human Rights	6,904	7,027	7,027	6,918
Victims of Crime and Public Safety Fund	43,347	60,858	60,858	62,887
Ministry Total	1,412,015	1,416,580	1,416,580	1,351,549
Inter-Ministry Consolidations	(1,672)	-	-	-
Consolidated Total	1,410,343	1,416,580	1,416,580	1,351,549
Net Operating Result	(1,089,854)	(1,005,053)	(1,031,624)	(936,532)

MINISTRY FINANCIAL STATEMENTS…continued
CHANGE IN CAPITAL ASSETS
(thousands of dollars)		Comparable
	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate
INVESTMENT
Ministry Support Services	32	20	20	20
Resolution and Court Administration Services	10,332	6,630	19,379	13,330
Alberta Crown Prosecution Service	178	380	380	380
Justice Services	505	449	849	4,649
Public Security	2,593	1,695	9,702	695
Correctional Services	943	288	1,052	3,184
Victims of Crime and Public Safety Fund	-	15	15	15
Ministry Total	14,583	9,477	31,397	22,273
Inter-Ministry Consolidations	(9,877)	-	(9,474)	(4,000)
Consolidated Total	4,706	9,477	21,923	18,273
AMORTIZATION	(2,431)	(6,004)	(6,004)	(6,004)
DISPOSALS OR WRITE OFFS	(54)	-	-	-
Change in Capital Assets Total	2,221	3,473	15,919	12,269

Labour and Immigration

AMOUNTS TO BE VOTED

(thousands of dollars)

	Comparable
	2019-20 Actual	2020-21 Budget	2020-21 Forecast	2021-22 Estimate
EXPENSE	67,664	210,078	715,875	331,588
CAPITAL INVESTMENT	848	900	1,450	1,102
CONTINGENCY	43,981	-	-	-

DESCRIPTION OF SUPPLY VOTE PROGRAMS
1	Ministry Support Services
1.1	Minister's Office
Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.
1.2	Deputy Minister's Office
Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.
1.3	Corporate Services
Provides finance and administration, accommodation services, legislative services and corporate planning and reporting.

2	Workforce Strategies
2.1	Settlement and Integration
Provides funding to help increase the ability of newcomers to successfully settle and integrate in Alberta, and includes funding provided to immigrant-serving agencies.
2.2	Workforce Development Partnerships
Helps ensure Alberta can respond to skills shortages through collaborative efforts with industry, communities, employer groups, organizations, industry sectors, and municipalities with common labour market needs.
2.3	Policy and Labour Market Information
Works collaboratively with other Government of Alberta policy and program areas to provide strategic advice, policy direction and evidence to address Alberta’s labour force development objectives.
2.4	Labour Attraction and Retention
Develops and implements targeted strategies for attracting and retaining the workers Alberta needs and initiatives aimed at fully engaging new Albertans in the workforce.
2.5	Labour Qualifications and Mobility
Helps ensure that workers from across Canada and internationally receive recognition of their qualifications so that they are able to apply their skills and work to their full potential in Alberta’s labour market.
2.6	Labour Market Programs
Supports Alberta employers and their employees to gain the skills they need to succeed in the workforce, including through the Canada-Alberta Job Grant.
2.7	Summer Temporary Employment Program
Helped students improve their job prospects by gaining on-the-job experience and skills.
2.8	Skills and Training Support
Provides training opportunities and support for individuals to get a job or substantially improve their employment situation.
2.9	Coal Workforce Transition Program
Provides financial support for employees affected by the phase out of coal-fired electricity generation.
2.10	Alberta Jobs Now Program
Provides grant funding to encourage employers to create jobs for Albertans as the economy recovers. Employers can apply for this funding to hire and train unemployed or underemployed Albertans.

3	Safe, Fair and Healthy Workplaces
3.1	Labour Relations
Administers mediator and arbitrator rosters to assist in resolving labour disputes, and provides information on collective bargaining. Provides strategic advice and maintains the Labour Relations Code.
3.2	Occupational Health and Safety
Monitors legislative compliance to ensure adequate protection for workers in Alberta. Includes the Alberta Heroes’ Fund for First Responders and Supporting Psychological Health in First Responders programs.
3.3	Employment Standards
Helps maintain fair and equitable workplaces by setting minimum standards for wages and working conditions in most workplaces in Alberta.

DESCRIPTION OF SUPPLY VOTE PROGRAMS… continued
4	Labour Relations Board
Provides an independent and impartial tribunal responsible for the day-to-day application and interpretation of Alberta’s labour laws.

5	Appeals Commission for Alberta Workers' Compensation
Works separately and independently from the Workers’ Compensation Board to provide fair, timely and consistent medical panels and appeals processes for workers and employers who disagree with an official decision.

6	Emergency Isolation Support
A one-time emergency payment to support working adult Albertans who needed to self-isolate or take care of a self-
isolating dependent at the onset of the pandemic and had no income.

7	Workers' Compensation Board Premium Support
A temporary program that waives 50 per cent of 2020 Workers' Compensation Board premiums for small and medium-
sized private sector employers and provided financial flexibility and support when businesses needed it most.

8	Critical Worker Benefit
Provides a one-time payment to critical workers through grants to their employers to recognise their hard work to support
Alberta during the COVID-19 pandemic.

EXPENSE VOTE BY PROGRAM
(thousands of dollars)				Comparable
			2019-20	2020-21	2020-21	2021-22
			Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister's Office		640	621	621	609
1.2	Deputy Minister's Office		822	630	630	615
1.3	Corporate Services		3,358	4,338	4,238	3,499
		Sub-total	4,820	5,589	5,489	4,723

2	Workforce Strategies
2.1	Settlement and Integration		8,200	8,962	8,962	8,891
2.2	Workforce Development Partnerships		5,101	7,526	7,426	7,031
2.3	Policy and Labour Market Information		5,333	7,762	7,562	6,330
2.4	Labour Attraction and Retention		7,543	4,982	4,882	4,281
2.5	Labour Qualifications and Mobility		8,015	11,389	11,339	10,162
2.6	Labour Market Programs		20,848	15,884	15,884	15,754
2.7	Summer Temporary Employment Program		8,944	-	-	-
2.8	Skills and Training Support		40,724	41,564	37,564	40,575
2.9	Coal Workforce Transition Program		5,434	7,450	7,450	18,550
2.10	Alberta Jobs Now Program		-	-	62,000	127,500
		Sub-total	110,142	105,519	163,069	239,074

3	Safe, Fair and Healthy Workplaces
3.1	Labour Relations		1,469	1,854	1,804	1,598
3.2	Occupational Health and Safety		45,834	54,820	54,470	50,661
3.3	Employment Standards		14,353	15,111	15,061	12,588
		Sub-total	61,656	71,785	71,335	64,847

4	Labour Relations Board		3,438	4,245	4,245	3,968

5	Appeals Commission for Alberta Workers' Compensation		17,858	22,940	22,940	17,113

6	Emergency Isolation Support		-	-	64,111	-

7	Workers' Compensation Board Premium Support		69,750	-	209,250	-

8	Critical Worker Benefit		-	-	175,436	1,863

Total			267,664	210,078	715,875	331,588

CAPITAL INVESTMENT VOTE BY PROGRAM
(thousands of dollars)				Comparable
			2019-20	2020-21	2020-21	2021-22
			Actual	Budget	Forecast	Estimate
DEPARTMENT CAPITAL ACQUISITIONS
2	Workforce Strategies
2.2	Workforce Development Partnerships		35	-	-	-
2.10	Alberta Jobs Now Program		-	-	350	150
		Sub-total	35	-	350	150

3	Safe, Fair and Healthy Workplaces
3.2	Occupational Health and Safety		715	900	900	900

5	Appeals Commission for Alberta Workers' Compensation		98	-	-	-

8	Critical Worker Benefit		-	-	200	52

Total			848	900	1,450	1,102

CONTINGENCY VOTE BY PROGRAM
OPERATING EXPENSE
6	Emergency Isolation Support		43,981	-	-	-

Total			43,981	-	-	-

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY
The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)		2021-22
		Estimate
1	International Educational Assessment Services	4,325
	Fees are collected for the provision of international educational assessment services for immigrants	4,325
	seeking employment and/or education in Alberta. In addition, other jurisdictions contract with Alberta to
	provide these services to immigrants in their jurisdictions on a fee for service basis. Program 2.5

Total		4,325

AMOUNTS NOT REQUIRED TO BE VOTED
The following department amounts do not require a supply vote either because no cash disbursement is required, or because the
Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)		Comparable
	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate
DEPARTMENT NON-CASH AMOUNTS
Capital Payments to Related Parties
Safe, Fair and Healthy Workplaces	111	-	-	-
Amortization
Ministry Support Services	4	-	-	-
Workforce Strategies	173	168	168	168
Safe, Fair and Healthy Workplaces	235	467	467	467
Appeals Commission for Alberta Workers' Compensation	160	165	165	165
Valuation Adjustments and Other Provisions
Ministry Support Services	(112)	-	-	-
Workforce Strategies	65	-	-	-
Safe, Fair and Healthy Workplaces	5	-	-	-
Labour Relations Board	19	-	-	-
Appeals Commission for Alberta Workers' Compensation	(35)	-	-	-

Total	625	800	800	800

CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS
Capital Acquired from Related Parties
Workforce Strategies	164	-	-	-
Safe, Fair and Healthy Workplaces	2,370	-	110	-
Labour Relations Board	30	-	-	-

Total	2,564	-	110	-

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE
The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the
Government’s consolidated 2021-22 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)
		Department		Consolidated
	Voted	Amounts	Consolidation	2021-22
	Supply	Not Voted	Adjustments	Estimate
EXPENSE
Ministry Support Services	4,723	-	-	4,723
Workforce Strategies	239,074	168	(2,000)	237,242
Safe, Fair and Healthy Workplaces	64,847	467	-	65,314
Labour Relations Board	3,968	-	-	3,968
Appeals Commission for Alberta Workers' Compensation	17,113	165	-	17,278
Critical Worker Benefit	1,863	-	-	1,863
Total	331,588	800	(2,000)	330,388

CAPITAL INVESTMENT
Workforce Strategies	150	-	-	150
Safe, Fair and Healthy Workplaces	900	-	-	900
Critical Worker Benefit	52	-	-	52
Total	1,102	-	-	1,102

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	202,225	-	(2,000)	200,225
Operating Expense - COVID-19/Recovery Plan	129,363	-	-	129,363
Amortization / loss on disposal	-	800	-	800
Total	331,588	800	(2,000)	330,388

CAPITAL INVESTMENT	1,102	-	-	1,102

MINISTRY FINANCIAL STATEMENTS
STATEMENT OF OPERATIONS
(thousands of dollars)		Comparable
	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate
REVENUE
Labour Market Development	56,022	56,022	114,372	179,092
Other Transfers from Government of Canada	348	466	466	186
Other Revenue	65,268	78,660	78,310	68,602
Premiums, Fees and Licences	3,608	8,286	6,286	8,286
Transfers of Assets or Liabilities from Related Parties	2,564	-	110	-
Ministry Total	127,810	143,434	199,544	256,166
Inter-Ministry Consolidations	(2,564)	-	(110)	-
Consolidated Total	125,246	143,434	199,434	256,166
EXPENSE
Ministry Support Services	4,711	5,589	5,489	4,723
Workforce Strategies	110,381	105,687	163,237	239,242
Safe, Fair and Healthy Workplaces	62,006	72,252	71,802	65,314
Labour Relations Board	3,457	4,245	4,245	3,968
Appeals Commission for Alberta Workers' Compensation	17,984	23,105	23,105	17,278
Emergency Isolation Support	43,981	-	64,111	-
Workers' Compensation Board Premium Support	69,750	-	209,250	-
Critical Worker Benefit	-	-	175,436	1,863
Ministry Total	312,270	210,878	716,675	332,388
Inter-Ministry Consolidations	(2,927)	(2,000)	(2,000)	(2,000)
Consolidated Total	309,343	208,878	714,675	330,388
Net Operating Result	(184,097)	(65,444)	(515,241)	(74,222)

CHANGE IN CAPITAL ASSETS
INVESTMENT
Workforce Strategies	199	-	350	150
Safe, Fair and Healthy Workplaces	3,085	900	1,010	900
Labour Relations Board	30	-	-	-
Appeals Commission for Alberta Workers' Compensation	98	-	-	-
Critical Worker Benefit	-	-	200	52
Ministry Total	3,412	900	1,560	1,102
Inter-Ministry Consolidations	(2,564)	-	(110)	-
Consolidated Total	848	900	1,450	1,102
AMORTIZATION	(572)	(800)	(800)	(800)
Change in Capital Assets Total	276	100	650	302

Infrastructure

AMOUNTS TO BE VOTED

(thousands of dollars)

		Comparable
	2019-20 Actual	2020-21 Budget	2020-21 Forecast	2021-22 Estimate
EXPENSE	1,484,155	1,429,335	2,694,068	1,703,019
CAPITAL INVESTMENT	4,131	12,066	7,770	9,188
FINANCIAL TRANSACTIONS	26,788	36,839	100,744	7,990

DESCRIPTION OF SUPPLY VOTE PROGRAMS
1	Ministry Support Services
1.1	Minister's Office
Oversees the development of ministerial policy that is aligned with broader government-wide objectives and policies.
1.2	Deputy Minister's Office
Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.
1.3	Support Services
Conducts financial planning, financial reporting, strategic policy and legislative coordination, internal controls, administrative services, and coordinates all correspondence for the Minister and Deputy Minister.

2	Municipal Services
2.1	Program Support
Provides strategic coordination of activities and central support services for the division.
2.2	Municipal Policy and Planning
Addresses major policy issues involving the provincial-municipal relationship, supports Alberta's local governments in land use planning, and coordinates stakeholder relations activities.
2.3	Municipal Capacity and Sustainability
Provides advice and training initiatives for municipal administrations, municipal dispute resolution, addresses municipal viability and/or restructuring, and key activities in support of municipal accountability.
2.4	Library Services
Provides operational funding to municipal and regional library system boards; funds digital resources; facilitates resource-
sharing through interlibrary loan support and SuperNet connectivity; policy and planning support.

3	Municipal Assessments and Grants
3.1	Policy and Divisional Support
Develops and reviews assessment and tax policy, supports legislative and regulatory changes, and coordinates divisional operations.
3.2	Designated Industrial Assessment
The office of the provincial assessor prepares and defends designated industrial property assessments and facilitates stakeholder relations and responses.
3.3	Grants and Education Property Tax
Administers provincial and federal grant programs to municipalities, oversees funding to local governments, prepares education property tax requisitions, and performs audits of municipal assessment practices.

4	Municipal Sustainability Initiative
4.1	Municipal Sustainability Initiative Operating
Supports municipalities with municipal planning, capacity building, shared (inter-municipal) administration, and municipal service delivery and support for non-profit organizations.
4.2	Municipal Sustainability Initiative Capital
Supports municipalities with long-term sustainable funding to manage growth pressures and key local infrastructure needs.

DESCRIPTION OF SUPPLY VOTE PROGRAMS … continued
5	Federal Grant Programs
5.1	Federal Gas Tax Fund
Provides capital funding for municipalities to help them build and revitalize their local public infrastructure. The program is fully funded by the federal government and administered by the province.
5.2	Small Communities Fund
Assists communities with populations under 100,000 to complete infrastructure projects. It is 50 per cent funded by the federal government.
5.3	Investing in Canada's Infrastructure - Administration
Administration costs to oversee the Investing in Canada Infrastructure projects allocated to the Ministry of Municipal
Affairs.
5.4	Investing in Canada's Infrastructure - Rural and Northern Communities
Provides capital funding for municipalities under the federal portion of the Rural and Northern Communities stream. This a competitive cost-sharing grant jointly funded by Canada, Alberta, and municipalities.
5.5	Investing in Canada's Infrastructure - Green Infrastructure
Provides capital funding for municipalities under the federal portion of the Green Infrastructure stream. This a competitive cost-sharing grant jointly funded by Canada, Alberta, and municipalities.
5.6	Investing in Canada Infrastructure - Community, Culture and Recreation
Provides capital funding for municipalities under the federal portion of the Community, Culture and Recreation stream.
This a competitive cost-sharing grant jointly funded by Canada, Alberta, and municipalities.
5.7	Safe Restart Agreement - Municipal Operating Support Transfer
Joint federal-provincial funded program to support municipalities with COVID-19-related costs and revenue losses.

6	Grants in Place of Taxes
The Crown may pay to the municipality a grant not exceeding the amount that would be recoverable by the municipality for Crown property, which is exempt from taxation under the Municipal Government Act.

7	Alberta Community Partnership
Supports municipal regional collaboration and capacity building initiatives, along with other provincial priorities.

8	Technical and Corporate Services
8.1	Warranty, Certification and Policy
Leads and coordinates the division’s strategic policies, legislation and regulations, and financial matters.
8.2	Community and Technical Support
Monitors and assesses outcomes of Alberta’s safety system partners; develops or reviews codes and regulations under the Safety Codes Act; and provides technical advice to Albertans, municipalities and industry.
8.3	Residential Protection Program
Provides increased consumer protection and recourse options through the New Home Buyer Protection Act.

DESCRIPTION OF SUPPLY VOTE PROGRAMS … continued
9	Alberta Emergency Management Agency
9.1	Managing Director's Office
Provides strategic leadership, direct service, support and advice to government, municipalities, First Nations and other partners and key stakeholders for emergency and disaster prevention, preparedness, and response.
9.2	Strategy and Systems Support
Leads Alberta Emergency Management Agency's policy, legislation, finance, and logistical and support services.
9.3	Operations
Supports the Provincial Operations Centre; field operations; plans and consequence management; business continuity;
critical infrastructure; lessons learned, training, accreditation and the Alberta Emergency Alert Program.
9.4	Recovery Operations
Coordinates government support for disaster-affected communities and Albertans, and directly administers the provision of disaster financial assistance.
9.5	Disaster Recovery
Funds localized disasters and extraordinary firefighting costs outside of the areas protected by the Ministry of Agriculture and Forestry. The program also administers the funding for disaster initiatives that are managed by other ministries.
9.6	Emergency Preparedness Grants
Provides grant funding for municipal emergency management training.
9.7	Alberta First Responders Radio Communications System
A single province-wide, interoperable, two-way voice communications system for use by provincial and municipal first responder agencies.

10	Quasi-Judicial Boards
The Quasi-Judicial Boards is a group of four tribunals comprised of the Municipal Government Board, Surface Rights
Board, Land Compensation Board and New Home Buyer Protection Board.

11	2013 Alberta Flooding
11.1	Disaster Recovery Program - Flooding
Responsible for processes related to the Southern Alberta Flooding Disaster Recovery Program and Regional
Municipality of Wood Buffalo (RMWB) Disaster Recovery Program that occurred in the spring of 2013.

12	2016 Wood Buffalo Wildfire
12.1	2016 Wood Buffalo Wildfire - Recovery
Responsible for Disaster Recovery Program (DRP) processes related to the Regional Municipality of Wood Buffalo wildfire.

13	2019 Northwest Alberta Wildfires
Responsible for Disaster Recovery Program (DRP) processes related to the 2019 Northwest Alberta Wildfires DRP that occurred in spring 2019.

14	Municipal Stimulus Program
An allocation-based program to help municipalities stimulate the economy through capital infrastructure investments.

EXPENSE VOTE BY PROGRAM
(thousands of dollars)				Comparable
			2019-20	2020-21	2020-21	2021-22
			Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister's Office		939	872	872	872
1.2	Deputy Minister's Office		1,082	881	881	881
1.3	Support Services		5,612	6,324	6,324	5,953
		Sub-total	7,633	8,077	8,077	7,706

2	Municipal Services
2.1	Program Support		1,243	1,076	1,076	955
2.2	Municipal Policy and Planning		3,877	4,350	4,350	4,325
2.3	Municipal Capacity and Sustainability		4,129	3,905	3,905	3,801
2.4	Library Services		36,852	37,062	37,062	36,979
		Sub-total	46,101	46,393	46,393	46,060

3	Municipal Assessments and Grants
3.1	Policy and Divisional Support		2,740	2,787	2,787	2,709
3.2	Designated Industrial Assessment		13,769	14,839	14,839	14,171
3.3	Grants and Education Property Tax		7,226	7,025	7,025	6,806
		Sub-total	23,735	24,651	24,651	23,686

4	Municipal Sustainability Initiative
4.1	Municipal Sustainability Initiative Operating		29,141	30,000	29,085	30,000

5	Federal Grant Programs
5.3	Investing in Canada's Infrastructure - Administration		92	105	105	103
5.7	Safe Restart Agreement - Municipal Operating Support		-	-	576,488	-
	Transfer
		Sub-total	92	105	576,593	103

6	Grants in Place of Taxes		41,678	30,197	30,197	30,025

7	Alberta Community Partnership		11,865	16,500	8,400	25,400

8	Technical and Corporate Services
8.1	Warranty, Certification and Policy		3,768	3,536	3,536	3,425
8.2	Community and Technical Support		7,426	7,157	7,157	6,962
8.3	Residential Protection Program		2,072	1,988	1,764	1,794
		Sub-total	13,266	12,681	12,457	12,181

9	Alberta Emergency Management Agency
9.1	Managing Director's Office		556	630	630	611
9.2	Strategy and Systems Support		3,993	3,746	3,746	3,269
9.3	Operations		5,166	5,379	5,379	6,151
9.4	Recovery Operations		2,392	2,381	2,381	2,305
9.5	Disaster Recovery		38,538	-	185,360	-
9.6	Emergency Preparedness Grants		150	150	150	150
9.7	Alberta First Responders Radio Communications System		17,581	17,035	17,389	17,294
		Sub-total	68,376	29,321	215,035	29,780

EXPENSE VOTE BY PROGRAM … continued
(thousands of dollars)			Comparable
		2019-20	2020-21	2020-21	2021-22
		Actual	Budget	Forecast	Estimate
OPERATING EXPENSE … continued
10	Quasi-Judicial Boards	6,086	7,741	7,741	6,963

12	2016 Wood Buffalo Wildfire
12.1	2016 Wood Buffalo Wildfire - Recovery	387	-	604	-

13	2019 Northwest Alberta Wildfires	111,784	-	-	-

CAPITAL GRANTS
4	Municipal Sustainability Initiative
4.2	Municipal Sustainability Initiative Capital	641,632	963,000	970,915	1,196,000

5	Federal Grant Programs
5.1	Federal Gas Tax Fund	473,670	244,029	246,903	255,121
5.2	Small Communities Fund	8,709	-	-	-
5.4	Investing in Canada's Infrastructure - Rural and Northern	-	15,774	3,517	31,303
	Communities
5.5	Investing in Canada's Infrastructure - Green Infrastructure	-	866	200	1,132
5.6	Investing in Canada Infrastructure - Community, Culture and	-	-	500	7,559
	Recreation
	Sub-total	482,379	260,669	251,120	295,115

9	Alberta Emergency Management Agency
9.5	Disaster Recovery	-	-	12,800	-

14	Municipal Stimulus Program	-	-	500,000	-

Total		1,484,155	1,429,335	2,694,068	1,703,019

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.3	Support Services	21	-	-	-

3	Municipal Assessments and Grants
3.2	Designated Industrial Assessment	63	8,257	1,284	4,071

9	Alberta Emergency Management Agency
9.4	Recovery Operations	-	1,509	200	2,817
9.7	Alberta First Responders Radio Communications System	4,047	2,300	6,286	2,300
	Sub-total	4,047	3,809	6,486	5,117

Total		4,131	12,066	7,770	9,188

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
(thousands of dollars)			Comparable
		2019-20	2020-21	2020-21	2021-22
		Actual	Budget	Forecast	Estimate
INVENTORY ACQUISITION
9	Alberta Emergency Management Agency
9.5	Disaster Recovery	-	-	76,800	-

2013 ALBERTA FLOODING LIABILITY RETIREMENT
11	2013 Alberta Flooding
11.1	Disaster Recovery Program - Flooding	26,788	36,839	23,944	7,990

Total		26,788	36,839	100,744	7,990

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY
The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

CAPITAL INVESTMENT AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)	2021-22
Estimate
1 Alberta First Responders Radio Communications System	300
Funding received from various law enforcement, fire and emergency medical service agencies and	300
municipalities for the Alberta First Responders Radio Communications System. Program 9.7

Total	300

AMOUNTS NOT REQUIRED TO BE VOTED
The following department amounts do not require a supply vote either because no cash disbursement is required, or because the
Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)		Comparable
	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
911 Call Centres Support	20,801	20,525	20,525	20,514

DEPARTMENT NON-CASH AMOUNTS
Capital Payments to Related Parties
Municipal Assessments and Grants	63	-	-	-
Alberta Emergency Management Agency	1,089	-	-	-
Amortization
Ministry Support Services	128	25	25	25
Municipal Assessments and Grants	153	1,896	1,896	2,296
Technical and Corporate Services	618	535	535	465
Alberta Emergency Management Agency	25,314	27,110	27,110	27,110
Consumption of Inventory
Alberta Emergency Management Agency	-	-	44,000	32,800
Valuation Adjustments and Other Provisions
Ministry Support Services	(294)	200	200	200
Municipal Services	(87)	-	-	-
Municipal Assessments and Grants	(70)	-	-	-
Technical and Corporate Services	(182)	-	-	-
Alberta Emergency Management Agency	(61)	-	-	-
Quasi-Judicial Boards	172	-	-	-
Write Down or Loss on Disposal of Capital Assets
Ministry Support Services	34	-	-	-

Total	47,678	50,291	94,291	83,410

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE
The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the
Government’s consolidated 2021-22 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)
		Department	Entities'		Consolidated
	Voted	Amounts	Amounts	Consolidation	2021-22
	Supply	Not Voted	Not Voted	Adjustments	Estimate
EXPENSE
Ministry Support Services	7,706	225	-	-	7,931
Municipal Services	46,060	-	-	-	46,060
Municipal Assessments and Grants	23,686	2,296	-	-	25,982
Municipal Sustainability Initiative	1,226,000	-	-	-	1,226,000
Federal Grant Programs	295,218	-	-	-	295,218
Grants in Place of Taxes	30,025	-	-	-	30,025
Alberta Community Partnership	25,400	-	-	-	25,400
Technical and Corporate Services	12,181	465	-	-	12,646
Alberta Emergency Management Agency	29,780	80,424	-	-	110,204
Quasi-Judicial Boards	6,963	-	-	-	6,963
Safety Codes Council	-	-	14,716	-	14,716
Total	1,703,019	83,410	14,716	-	1,801,145

CAPITAL INVESTMENT
Municipal Assessments and Grants	4,071	-	-	-	4,071
Alberta Emergency Management Agency	5,117	-	-	-	5,117
Safety Codes Council	-	-	375	-	375
Total	9,188	-	375	-	9,563

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	211,904	20,714	14,148	-	246,766
Capital grants	1,491,115	-	-	-	1,491,115
Amortization / loss on disposal	-	29,896	568	-	30,464
Inventory consumption	-	32,800	-	-	32,800
Total	1,703,019	83,410	14,716	-	1,801,145

CAPITAL INVESTMENT	9,188	-	375	-	9,563

MINISTRY FINANCIAL STATEMENTS
STATEMENT OF OPERATIONS
(thousands of dollars)		Comparable
	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate
REVENUE
Transfers from Government of Canada
Federal Gas Tax Fund	473,670	244,029	246,903	255,121
Disaster Assistance	26,329	-	48,629	-
Other	4,386	16,640	4,322	40,099
Premiums, Fees and Licences	39,074	38,125	36,975	38,554
Investment Income	508	250	250	250
Other Revenue	84,996	25,670	26,024	26,000
Ministry Total	628,963	324,714	363,103	360,024
Inter-Ministry Consolidations	(8)	-	-	-
Consolidated Total	628,955	324,714	363,103	360,024
EXPENSE
Ministry Support Services	7,501	8,302	8,302	7,931
Municipal Services	46,014	46,393	46,393	46,060
Municipal Assessments and Grants	23,881	26,547	26,547	25,982
Municipal Sustainability Initiative	670,773	993,000	1,000,000	1,226,000
Federal Grant Programs	482,471	260,774	827,713	295,218
Grants in Place of Taxes	41,678	30,197	30,197	30,025
Alberta Community Partnership	11,865	16,500	8,400	25,400
Technical and Corporate Services	13,702	13,216	12,992	12,646
Alberta Emergency Management Agency	115,519	76,956	319,470	110,204
Quasi-Judicial Boards	6,258	7,741	7,741	6,963
2016 Wood Buffalo Wildfire	387	-	604	-
2019 Northwest Alberta Wildfires	111,784	-	-	-
Municipal Stimulus Program	-	-	500,000	-
Safety Codes Council	15,127	15,054	13,469	14,716
Ministry Total	1,546,960	1,494,680	2,801,828	1,801,145
Inter-Ministry Consolidations	(4,875)	-	-	-
Consolidated Total	1,542,085	1,494,680	2,801,828	1,801,145
Net Operating Result	(913,130)	(1,169,966)	(2,438,725)	(1,441,121)

MINISTRY FINANCIAL STATEMENTS … continued
CHANGE IN CAPITAL ASSETS
(thousands of dollars)		Comparable
	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate
INVESTMENT
Ministry Support Services	21	-	-	-
Municipal Assessments and Grants	63	8,257	1,284	4,071
Alberta Emergency Management Agency	4,047	3,809	6,486	5,117
Safety Codes Council	313	609	609	375
Consolidated Total	4,444	12,675	8,379	9,563
AMORTIZATION	(26,822)	(30,119)	(30,119)	(30,464)
DISPOSALS OR WRITE OFFS	(34)	(5)	(5)	(5)
Change in Capital Assets Total	(22,412)	(17,449)	(21,745)	(20,906)

MINISTRY FINANCIAL STATEMENTS
CHANGE IN INVENTORY ASSETS
INVENTORY ACQUISITION
Alberta Emergency Management Agency	-	-	76,800	-
Consolidated Total	-	-	76,800	-

CONSUMPTION	-	-	(44,000)	(32,800)
Change in Inventory Assets Total	-	-	32,800	(32,800)

Seniors and Housing

AMOUNTS TO BE VOTED

(thousands of dollars)

	Comparable
	2019-20 Actual	2020-21 Budget	2020-21 Forecast	2021-22 Estimate
EXPENSE	454,137	546,354	570,254	670,526
CAPITAL INVESTMENT	-	25	25	25
FINANCIAL TRANSACTIONS	13,568	19,700	21,089	19,700

DESCRIPTION OF SUPPLY VOTE PROGRAMS
1	Ministry Support Services
1.1	Minister's Office
Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.
1.2	Deputy Minister's Office
Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.
1.3	Strategic Corporate Services
Provides services and supports for finance, accommodation, legislative and legal services, and corporate planning and reporting.

2	Seniors Services
2.1	Program Planning and Delivery
Engages with government and community partners, provides policy guidance and strategic direction to Seniors Services.
In addition, delivers Special Needs Assistance, Seniors Home Adaptation and Repair, and Seniors Property Tax Deferral
programs.
2.2	Special Needs Assistance Grants
Provides financial support to eligible low-income seniors for critical needs including appliances, home repairs and personal and health supports.
2.3	Seniors Home Adaptation and Repair
Allows eligible seniors to finance home repairs and adaptations through government-supported low-interest home equity loans or grants.
2.4	Seniors Community Grants
Provides funding to support initiatives that ensures seniors are empowered to live independently, safely and with dignity.
2.5	Property Tax Deferral
Allows eligible senior homeowners to defer all or part of their annual property taxes through a low-interest home equity loan with the government through the Seniors Property Tax Deferral Program.

3	Alberta Seniors Benefit
3.1	Program Delivery
Delivers the Alberta Seniors Benefit and Supplementary Accommodations Benefit programs and supports enrollment for other GoA seniors financial assistance programs.
3.2	Alberta Seniors Benefit Grants
Provides a monthly income supplement to low-income Albertans.
3.3	Supplementary Accommodations Benefit
Provides a monthly income supplement to support affordable accommodation costs for residents of long-term care and designated supportive living facilities.

4	Housing
4.1	Program Planning and Delivery
Works with housing management bodies, municipalities, not-for-profit organizations and for-profit organizations to provide housing and related supports to over 110,000 Albertans in need.
4.2	Assistance to Alberta Social Housing Corporation
Provides funding to the Alberta Social Housing Corporation to address annual operating and capital requirements for
Family and Seniors Community Housing, Rental Assistance and Special Needs Housing.

EXPENSE VOTE BY PROGRAM
(thousands of dollars)				Comparable
			2019-20	2020-21	2020-21	2021-22
			Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister's Office		857	663	663	644
1.2	Deputy Minister's Office		609	725	725	712
1.3	Strategic Corporate Services		4,002	3,591	3,591	3,034
		Sub-total	5,468	4,979	4,979	4,390

2	Seniors Services
2.1	Program Planning and Delivery		5,360	6,311	6,311	5,356
2.2	Special Needs Assistance Grants		24,522	17,987	17,987	18,156
2.3	Seniors Home Adaptation and Repair		838	1,252	1,252	1,565
2.4	Seniors Community Grants		640	900	900	900
		Sub-total	31,360	26,450	26,450	25,977

3	Alberta Seniors Benefit
3.1	Program Delivery		6,266	5,224	5,224	5,565
3.2	Alberta Seniors Benefit Grants		312,672	321,506	321,506	344,929
3.3	Supplementary Accommodations Benefit		85,967	94,818	87,618	99,316
		Sub-total	404,905	421,548	414,348	449,810

4	Housing
4.1	Program Planning and Delivery		12,404	10,979	10,979	10,304
4.2	Assistance to Alberta Social Housing Corporation		-	82,398	112,398	88,446
		Sub-total	12,404	93,377	123,377	98,750

CAPITAL PAYMENTS TO RELATED PARTIES
4	Housing
4.2	Assistance to Alberta Social Housing Corporation		-	-	1,100	91,599

Total			454,137	546,354	570,254	670,526

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.3	Strategic Corporate Services		-	25	25	25

Total			-	25	25	25

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
(thousands of dollars)				Comparable
			2019-20	2020-21	2020-21	2021-22
			Actual	Budget	Forecast	Estimate
LOANS AND ADVANCES
2	Seniors Services
2.3	Seniors Home Adaptation and Repair		5,669	11,500	11,500	11,500
2.5	Property Tax Deferral		7,899	8,200	8,200	8,200
		Sub-total	13,568	19,700	19,700	19,700

2013 ALBERTA FLOODING LIABILITY RETIREMENT
4	Housing
4.2	Assistance to Alberta Social Housing Corporation		-	-	1,389	-

Total			13,568	19,700	21,089	19,700

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the
Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)		Comparable
	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate
DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	-	133	133	133
Housing	-	94	94	94
Valuation Adjustments and Other Provisions
Ministry Support Services	16	38	38	38
Seniors Services	(16)	-	-	-
Alberta Seniors Benefit	(103)	100	100	100
Housing	(118)	-	-	-

Total	(221)	365	365	365

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE
The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the
Government’s consolidated 2021-22 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)
		Department	Entities'		Consolidated
	Voted	Amounts	Amounts	Consolidation	2021-22
	Supply	Not Voted	Not Voted	Adjustments	Estimate
EXPENSE
Ministry Support Services	4,390	171	-	-	4,561
Seniors Services	25,977	-	-	-	25,977
Alberta Seniors Benefit	449,810	100	-	-	449,910
Housing	190,349	94	-	(180,045)	10,398
Alberta Social Housing Corporation	-	-	276,815	-	276,815
Total	670,526	365	276,815	(180,045)	767,661

CAPITAL INVESTMENT
Ministry Support Services	25	-	-	-	25
Alberta Social Housing Corporation	-	-	89,899	-	89,899
Total	25	-	89,899	-	89,924

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	578,927	138	182,133	(88,446)	672,752
Capital grants	-	-	50,582	-	50,582
Capital payments to related parties	91,599	-	-	(91,599)	-
Amortization / loss on disposal	-	227	44,100	-	44,327
Total	670,526	365	276,815	(180,045)	767,661

CAPITAL INVESTMENT	25	-	89,899	-	89,924

MINISTRY FINANCIAL STATEMENTS
STATEMENT OF OPERATIONS
(thousands of dollars)		Comparable
	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate
REVENUE
Other Transfers from Government of Canada	102,718	103,790	103,790	94,386
Investment Income	7,254	6,337	6,337	5,560
Other Revenue	14,456	11,264	11,709	10,764
Internal Government Transfers	-	4,500	4,500	1,200
Ministry Total	124,428	125,891	126,336	111,910
Inter-Ministry Consolidations	-	(4,500)	(4,500)	(1,200)
Consolidated Total	124,428	121,391	121,836	110,710
EXPENSE
Ministry Support Services	5,484	5,150	5,150	4,561
Seniors Services	31,344	26,450	26,450	25,977
Alberta Seniors Benefit	404,802	421,648	414,448	449,910
Housing	12,286	11,073	11,073	10,398
Alberta Social Housing Corporation	237,770	263,650	298,550	276,815
Ministry Total	691,686	727,971	755,671	767,661
Inter-Ministry Consolidations	(12)	-	-	-
Consolidated Total	691,674	727,971	755,671	767,661
Net Operating Result	(567,246)	(606,580)	(633,835)	(656,951)

CHANGE IN CAPITAL ASSETS
INVESTMENT
Ministry Support Services	-	25	25	25
Alberta Social Housing Corporation	166,158	168,381	160,352	89,899
Consolidated Total	166,158	168,406	160,377	89,924
AMORTIZATION	(39,421)	(43,631)	(43,631)	(44,327)
DISPOSALS OR WRITE OFFS	(1,507)	-	-	-
Change in Capital Assets Total	125,230	124,775	116,746	45,597

Service Alberta

AMOUNTS TO BE VOTED
(thousands of dollars)		Comparable
	2019-20 Actual	2020-21 Budget	2020-21 Forecast	2021-22 Estimate
EXPENSE	554,814	552,436	564,086	529,051
CAPITAL INVESTMENT	85,809	88,742	81,442	97,327
FINANCIAL TRANSACTIONS	13,896	14,050	7,300	5,500

DESCRIPTION OF SUPPLY VOTE PROGRAMS
1	Ministry Support Services
1.1	Minister's Office
Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.
1.2	Deputy Minister's Office
Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.
1.3	Corporate Services
Supports strategic and corporate functions across the ministry in corporate finance, policy and governance, business, and strategic planning.

2	Land Titles
Supports the registration of land ownership in Alberta.

3	Motor Vehicles
Delivers registration services to Albertans related to motor vehicles, such as, drivers licences, drivers abstracts, licence plates, identification cards, personalized plates, and specialty plates.

4	Other Registry Services
Provides licencing and registry services for individuals, consumers, business, and property transactions.

5	Freedom of Information and Protection of Privacy
Coordinates and facilitates the province-wide administration of Alberta's Freedom of Information and Protection of
Privacy Act and Personal Information Protection Act .

6	Consumer Awareness and Advocacy
Facilitates fair market practices, enforces consumer-related legislation, investigates fraud and consumer complaints, administers the 310 Call Centre, and facilitates Residential Tenancy Dispute Resolution Services.

7	Utilities Consumer Advocate
Supports regulatory affairs, utilities consumer advocate awareness, advocacy services, mediation services, and transmission facilities administration.

8	Enterprise and Shared Services
8.1	Procurement and Administration Services
Delivers procurement and administration services such as courier, print, and forms management across government.
8.2	Financial and Employee Services
Delivers centralized financial and employee services, such as payroll, employee benefits, accounts payable and receivable, vendor maintenance, managing capital assets, and revenue.
8.3	Business Services Systems
Manages, delivers and supports the Enterprise Resource Planning system. This system manages and records procurement, capital assets, financial and human resource management and expense claims.
8.4	Information Management and Technology
Through an enterprise approach develops, delivers and manages the government's information management technology infrastructure, application systems, corporate security and enterprise architecture and standards.
8.5	Network Services
Supports management and ongoing operation of SuperNet, voice and data network services, video conferencing services.
8.6	One IMT Cloud and Data Initiatives
Develops and implements One IMT Cloud and Data Initiatives. Upon approval by Treasury Board, the Minister may either spend or transfer all or a portion of this program to the Expense Supply Vote.

EXPENSE VOTE BY PROGRAM
(thousands of dollars)				Comparable
			2019-20	2020-21	2020-21	2021-22
			Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister's Office		901	775	775	750
1.2	Deputy Minister's Office		798	795	795	766
1.3	Corporate Services		7,821	7,803	7,803	5,548
		Sub-total	9,520	9,373	9,373	7,064

2	Land Titles		10,308	10,700	10,700	10,443

3	Motor Vehicles		10,979	12,120	12,120	12,973

4	Other Registry Services		10,464	9,775	9,775	19,100

5	Freedom of Information and Protection of Privacy		12,629	12,465	12,465	11,377

6	Consumer Awareness and Advocacy		23,157	23,070	23,070	22,961

7	Utilities Consumer Advocate		6,097	7,291	7,291	6,806

8	Enterprise and Shared Services
8.1	Procurement and Administration Services		37,105	33,765	40,515	39,036
8.2	Financial and Employee Services		15,416	16,090	16,090	15,884
8.3	Business Services Systems		83,392	64,260	64,260	32,138
8.4	Information Management and Technology		305,201	322,032	326,932	319,852
8.5	Network Services		30,546	31,495	31,495	31,417
		Sub-total	471,660	467,642	479,292	438,327

Total			554,814	552,436	564,086	529,051

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
2	Land Titles		1	-	-	-

4	Other Registry Services		14	-	-	-

6	Consumer Awareness and Advocacy		530	-	-	-

8	Enterprise and Shared Services
8.1	Procurement and Administration Services		13,994	12,765	12,765	12,765
8.4	Information Management and Technology		71,270	75,977	68,677	59,562
8.6	One IMT Cloud and Data Initiatives		-	-	-	25,000
		Sub-total	85,264	88,742	81,442	97,327

Total			85,809	88,742	81,442	97,327

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
(thousands of dollars)			Comparable
		2019-20	2020-21	2020-21	2021-22
		Actual	Budget	Forecast	Estimate
INVENTORY ACQUISITION
8	Enterprise and Shared Services
8.1	Procurement and Administration Services	13,896	14,050	7,300	5,500

Total		13,896	14,050	7,300	5,500

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY
The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)		2021-22
		Estimate
1	Other Registry Services	50
	Fees charged for special reports generated from the registry information system are used to fund the	50
	production of these reports. Program 4

2	Specialty License Plates	600
	Fees collected for specialty license plates that allow Albertans to show their support for charitable	600
	organizations and are used to fund the production of the plates. Program 3

3	Residential Tenancy Dispute Resolution Service	777
	Fees collected from landlords and tenants to resolve disputes, outside of the provincial court, are used to	777
	fund the cost of this service. Program 6

4	Utilities Consumer Advocate	6,806
	Funding from the electrical system's Balancing Pool and from three provincial natural gas distributors	6,806
	(80/20 per cent) funds the operations of the Utilities Consumer Advocate. Program 7

5	Services to Ministries	52,960
	Funding received from other ministries is used to provide cross-government services such as:	52,960
	administrative services, technology services, contact centres, mail services, and fleet administration.
	Program 8

Total		61,193

FINANCIAL TRANSACTIONS AMOUNTS FUNDED BY CREDIT OR RECOVERY
1	Services to Ministries	4,200
	Funding received from other ministries is used to provide cross-government mail services. Program 8	4,200

Total		4,200

AMOUNTS NOT REQUIRED TO BE VOTED
The following department amounts do not require a supply vote either because no cash disbursement is required, or because the
Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)		Comparable
	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Land Titles	797	20	20	20
Other Registry Services	-	5	5	5

DEPARTMENT NON-CASH AMOUNTS
Capital Payments to Related Parties
Enterprise and Shared Services	13,614	-	9,584	4,000
Amortization
Ministry Support Services	110	-	-	-
Land Titles	49	-	-	-
Motor Vehicles	53	-	-	-
Other Registry Services	4	-	-	-
Consumer Awareness and Advocacy	178	1,320	1,320	1,320
Enterprise and Shared Services	79,910	93,961	93,961	87,928
Consumption of Inventory
Ministry Support Services	2	15	15	5
Land Titles	189	280	240	80
Motor Vehicles	887	1,040	910	300
Other Registry Services	1,050	1,675	1,445	480
Freedom of Information and Protection of Privacy	2	-	-	-
Consumer Awareness and Advocacy	20	20	20	10
Enterprise and Shared Services	11,193	11,020	4,670	4,625
Valuation Adjustments and Other Provisions
Ministry Support Services	267	37	37	37
Land Titles	666	-	-	-
Motor Vehicles	(9)	-	-	-
Other Registry Services	(14)	-	-	-
Freedom of Information and Protection of Privacy	1,109	-	-	-
Consumer Awareness and Advocacy	(1,072)	95	95	95
Utilities Consumer Advocate	(29)	30	30	30
Enterprise and Shared Services	(1,075)	875	875	875
Write Down or Loss on Disposal of Capital Assets
Other Registry Services	6	-	-	-
Enterprise and Shared Services	822	-	-	-

Total	108,729	110,393	113,227	99,810

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE
The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2021-22 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)
		Department		Consolidated
	Voted	Amounts	Consolidation	2021-22
	Supply	Not Voted	Adjustments	Estimate
EXPENSE
Ministry Support Services	7,064	42	-	7,106
Land Titles	10,443	100	-	10,543
Motor Vehicles	12,973	300	-	13,273
Other Registry Services	19,100	485	-	19,585
Freedom of Information and Protection of Privacy	11,377	-	-	11,377
Consumer Awareness and Advocacy	22,961	1,425	-	24,386
Utilities Consumer Advocate	6,806	30	-	6,836
Enterprise and Shared Services	438,327	97,428	(71,225)	464,530
Total	529,051	99,810	(71,225)	557,636

CAPITAL INVESTMENT
Enterprise and Shared Services	97,327	-	-	97,327

INVENTORY ACQUISITION
Enterprise and Shared Services	5,500	-	-	5,500

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	520,051	1,062	(67,225)	453,888
Operating Expense - COVID-19/Recovery Plan	9,000	-	-	9,000
Capital payments to related parties	-	4,000	(4,000)	-
Amortization / loss on disposal	-	89,248	-	89,248
Inventory consumption	-	5,500	-	5,500
Total	529,051	99,810	(71,225)	557,636

CAPITAL INVESTMENT	97,327	-	-	97,327

INVENTORY ACQUISITION	5,500	-	-	5,500

MINISTRY FINANCIAL STATEMENTS
STATEMENT OF OPERATIONS
(thousands of dollars)		Comparable
	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate
REVENUE
Land Titles	68,795	84,475	76,028	76,000
Motor Vehicles	517,370	545,715	509,660	530,200
Other Premiums, Fees and Licences	48,651	50,440	43,738	43,000
Utilities Consumer Advocate	5,964	7,321	7,321	6,836
Other Revenue	74,336	71,670	71,670	71,670
Ministry Total	715,116	759,621	708,417	727,706
Inter-Ministry Consolidations	(59,206)	(67,225)	(67,225)	(67,225)
Consolidated Total	655,910	692,396	641,192	660,481
EXPENSE
Ministry Support Services	9,899	9,425	9,425	7,106
Land Titles	12,009	11,000	10,960	10,543
Motor Vehicles	11,910	13,160	13,030	13,273
Other Registry Services	11,510	11,455	11,225	19,585
Freedom of Information and Protection of Privacy	13,740	12,465	12,465	11,377
Consumer Awareness and Advocacy	22,283	24,505	24,505	24,386
Utilities Consumer Advocate	6,068	7,321	7,321	6,836
Enterprise and Shared Services	576,124	573,498	588,382	535,755
Ministry Total	663,543	662,829	677,313	628,861
Inter-Ministry Consolidations	(72,861)	(67,225)	(76,809)	(71,225)
Consolidated Total	590,682	595,604	600,504	557,636
Net Operating Result	65,228	96,792	40,688	102,845

CHANGE IN CAPITAL ASSETS
INVESTMENT
Land Titles	1	-	-	-
Other Registry Services	14	-	-	-
Consumer Awareness and Advocacy	530	-	-	-
Enterprise and Shared Services	85,264	88,742	81,442	97,327
Consolidated Total	85,809	88,742	81,442	97,327
AMORTIZATION	(80,304)	(95,281)	(95,281)	(89,248)
DISPOSALS OR WRITE OFFS	(828)	-	-	-
Change in Capital Assets Total	4,677	(6,539)	(13,839)	8,079

CHANGE IN INVENTORY ASSETS
INVENTORY ACQUISITION
Enterprise and Shared Services	13,896	14,050	7,300	5,500
Consolidated Total	13,896	14,050	7,300	5,500
CONSUMPTION	(13,343)	(14,050)	(7,300)	(5,500)
Change in Inventory Assets Total	553	-	-	-

Transportation

AMOUNTS TO BE VOTED

(thousands of dollars)

	Comparable
	2019-20 Actual	2020-21 Budget	2020-21 Forecast	2021-22 Estimate
EXPENSE	868,260	1,106,590	1,243,354	1,412,152

CAPITAL INVESTMENT	1,011,233	1,161,237	1,628,368	1,533,845

FINANCIAL TRANSACTIONS	100,835	106,288	105,392	114,679

201

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Strategic Services

Includes Strategic Policy, Finance, and Strategic Business Services which are responsible for providing policy support, financial services, strategic business planning, and reporting services.

2	Program Services and Support

2.1	Program Services

Guides investment and capital planning strategies and develops and implements procurement policies and processes; manages contracts and contract risks; and oversees new strategic procurement initiatives.

2.2	Assessment and Support Systems

Consists of multi-year contracts for data collection and inspection activities required to support the provincial highway network. Includes functional planning studies to identify future transportation infrastructure.

3	Traffic Safety Programs

3.1	Traffic Safety Services

Provides leadership and direction in the development and delivery of transportation safety programs, including implementing the Alberta Traffic Safety Plan and overseeing the 511 Alberta System.

3.2	Driver Safety Initiatives

Includes Mandatory Entry-Level Training (MELT) and Driver Examinations which support a comprehensive road safety strategy focused on driver education and licensing standards; as well as the Pre-Entry Program which guides compliance of new commercial carriers in a manner which is compliant with legislation relevant to the National Safety Code (NSC).

3.3	SafeRoads Alberta

Includes the administrative adjudication body responsible for impaired contravention and vehicle seizure reviews; as well as the adjudication of all other traffic-related offences, excluding those involving death or bodily harm. It also supports the continued implementation of the Justice Transformation Initiative.

3.4	Commercial Driver Grants

Provides funding support to unemployed Albertans and employers to access MELT to attract Class 1 drivers to the workforce and get Albertans back to work.

4	Grant to Alberta Transportation Safety Board

Conducted driver review hearings and independent appeals of driver, vehicle and safety decisions. The Board was also responsible for appeals of decisions and actions under the Railway (Alberta) Act .

5	Provincial Highway Maintenance and Preservation

5.1	Maintenance

Includes the on-going structural and operational maintenance of all provincial highways and bridges such as snow removal, grass cutting, maintenance of highway lighting among others.

5.2	P3 Maintenance

Includes the structural and operational maintenance of all provincial ring roads.

5.3	Preservation

Maintains an acceptable condition level without extending the functionality or life of the road. Highway preservation activities include bridge and pavement preventative and corrective maintenance.

5.4	Other Infrastructure Maintenance

Maintenance of rest areas, Vehicle Inspection Stations, ferries, and water management infrastructure, along with roads and parking areas in provincial parks and public roads and bridges on First Nations land.

5.5	Salt, Sand and Gravel

Purchase of salt, sand and gravel for provincial highway and bridge maintenance.

Transportation	202

DESCRIPTION OF SUPPLY VOTE PROGRAMS … continued

6	Municipal Transit and Transportation Grant Programs

6.1	Strategic Transportation Infrastructure Program

Provides financial assistance to smaller municipalities for developing and maintaining key transportation infrastructure that promotes economic growth and improves mobility.

6.2	Green Transit Incentives Program (GreenTRIP)

Provides funding support for local, regional and inter-municipal public transit projects throughout Alberta that reduce greenhouse gas emissions.

6.3	Terwillegar Expansion

Provides funding to the City of Edmonton to assist with the Terwillegar Drive expansion.

6.4	Calgary LRT Projects

Provides funding to the City of Calgary to assist with the construction of the Green Line LRT.

7	Municipal Water Infrastructure Grant Programs

7.1	Municipal Water Wastewater Program

Provides project-specific grants to smaller municipalities to assist in the construction of high priority municipal water supply and treatment, wastewater treatment and disposal projects.

7.2	Water for Life

Provides project-specific grants for large regional water systems to municipalities to assist larger communities in the construction of high priority municipal water supply and treatment, wastewater treatment and disposal projects.

7.3	First Nations Water Tie-In Program

Provides First Nations communities with reliable access to safe drinking-water in order to reduce or eliminate boil water advisories and to provide reliable wastewater management systems.

7.4	Redwood Meadows

Provides funds for flood protection around Redwood Meadows. This site is located on Tsuu t’ina Nation lands directly downstream of Bragg Creek and was impacted by the 2013 flooding.

8	Federal Grant Programs

8.1	Public Transit Infrastructure Fund

A federal program that provides funding to support the rehabilitation of transit systems, new capital projects, and planning and studies for future transit expansion to foster long-term transit plans.

8.2	Clean Water Wastewater Fund

A federal program that rehabilitates both water treatment and distribution infrastructure and existing wastewater and storm water treatment systems, as well as other initiatives.

8.3	Investing in Canada Infrastructure - Public Transit

Eligible municipalities can apply for funding to improve and expand existing public transit systems. This is a federal program with grant funding flowing through the department’s budget.

8.4	Investing in Canada Infrastructure - Green Infrastructure

Funds projects that protect the environment and supports Canada’s transition to a clean economy. This is a federal program with grant funding flowing through the department’s budget.

8.5	Investing in Canada Infrastructure - Rural and Northern Communities

Provides funding to support projects that improve infrastructure in small, rural and remote communities. This is a federal program with grant funding flowing through the department’s budget.

8.6	Investing in Canada Infrastructure - COVID-19 Resilience

Provides support to fund quick-start, short-term projects in response to the impacts of COVID-19. This is a federal program with grant funding flowing through the department’s budget.

9	Ring Roads

9.1	Edmonton Ring Road

The Ring Road consists of Anthony Henday Drive (Highway 216).

9.2	Calgary Ring Road

The Ring Road consists of Stoney Trail (Highway 201), West Calgary and Southwest Calgary.

203	Transportation

DESCRIPTION OF SUPPLY VOTE PROGRAMS … continued

9.3	Debt Servicing

Interest payments related to Calgary and Edmonton Ring Roads.

9.4	Debt Repayment

Principal payments related to Calgary and Edmonton Ring Roads.

10	Provincial Highway Construction Projects

10.1	Highway Twinning, Widening and Expansion

Includes final paving on newly surfaced roadways, widening of existing paved surfaces; twinning/multi-lane, bypass, and new road construction and interchanges.

10.2	Deerfoot Trail Upgrades

Alleviates traffic congestion, improves traffic flow and maintains safety on the Deerfoot Trail, which is part of the North/South Trade Corridor.

11	Bridge Construction Projects

Includes bridge replacements, deck replacements, overlays and bridge painting.

12	Provincial Highway Rehabilitation

12.1	Highway Rehabilitation Projects

Highway pavement restoration related to the provincial highway network. Also includes intersection improvements and other safety-related activities.

12.2	P3 Rehabilitation

Highway pavement restoration to avoid irreparable deterioration related to Edmonton and Calgary Ring Roads constructed under a Public-Private Partnership arrangement.

12.3	Major Maintenance

Extends the useful life of highways and bridges, such as deep mill and fill, paver patch, replacement of delineators, full depth concrete replacement, replacement of deck joint, culvert inlet and outlet replacement.

13	Water Management Projects

13.1	Water Management Infrastructure

Manages the design, construction and maintenance of new water management projects, as well as the rehabilitation and upgrading of existing water management infrastructure with the Ministry of Environment and Parks.

13.2	Springbank Off-Stream Reservoir

Includes the construction of a dry reservoir west of Calgary that will store water temporarily during a flood.

Transportation	204

EXPENSE VOTE BY PROGRAM

(thousands of dollars)		Comparable
		2019-20	2020-21	2020-21	2021-22
		Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister's Office	1,073	780	780	740
1.2	Deputy Minister's Office	868	800	800	780
1.3	Strategic Services	8,972	8,382	8,234	7,970
	Sub-total	10,913	9,962	9,814	9,490

2	Program Services and Support
2.1	Program Services	22,383	22,244	21,992	21,186
2.2	Assessment and Support Systems	13,690	19,500	19,500	18,000
	Sub-total	36,073	41,744	41,492	39,186

3	Traffic Safety Programs
3.1	Traffic Safety Services	26,510	22,771	22,271	21,539
3.2	Driver Safety Initiatives	20,132	18,650	17,678	5,600
3.3	SafeRoads Alberta	-	-	4,918	8,719
3.4	Commercial Driver Grants	-	-	3,000	10,000
	Sub-total	46,642	41,421	47,867	45,858

4	Grant to Alberta Transportation Safety Board	1,989	1,889	1,889	-

5	Provincial Highway Maintenance and Preservation
5.1	Maintenance	248,295	231,644	290,644	231,377
5.2	P3 Maintenance	66,405	70,661	70,661	76,661
5.3	Preservation	2,563	-	-	-
5.4	Other Infrastructure Maintenance	7,366	5,773	5,773	5,773
	Sub-total	324,629	308,078	367,078	313,811

CAPITAL GRANTS
6	Municipal Transit and Transportation Grant Programs
6.1	Strategic Transportation Infrastructure Program	32,265	15,000	33,000	43,433
6.2	Green Transit Incentives Program (GreenTRIP)	86,599	59,778	22,978	29,977
6.3	Terwillegar Expansion	-	-	3,250	21,500
6.4	Calgary LRT Projects	-	-	-	25,000
	Sub-total	118,864	74,778	59,228	119,910

7	Municipal Water Infrastructure Grant Programs
7.1	Municipal Water Wastewater Program	16,984	13,700	81,175	75,000
7.2	Water for Life	52,278	51,300	48,057	42,000
7.3	First Nations Water Tie-In Program	2,792	12,800	15,000	7,400
7.4	Redwood Meadows	-	8,900	32,000	-
	Sub-total	72,054	86,700	176,232	124,400

205	Transportation

EXPENSE VOTE BY PROGRAM ... continued

(thousands of dollars)		Comparable
		2019-20	2020-21	2020-21	2021-22
		Actual	Budget	Forecast	Estimate
CAPITAL GRANTS … continued
8	Federal Grant Programs
8.1	Public Transit Infrastructure Fund	108,540	43,829	42,482	20,984
8.2	Clean Water Wastewater Fund	58,407	29,657	28,286	2,040
8.3	Investing in Canada Infrastructure - Public Transit	-	343,145	343,145	476,299
8.4	Investing in Canada Infrastructure - Green Infrastructure	-	26,847	27,301	36,683
8.5	Investing in Canada Infrastructure - Rural and Northern	-	4,000	4,000	8,356
	Communities
8.6	Investing in Canada Infrastructure - COVID-19 Resilience	-	-	-	112,467
	Sub-total	166,947	447,478	445,214	656,829

DEBT SERVICING
9	Ring Roads
9.3	Debt Servicing	90,149	94,540	94,540	102,668

Total		868,260	1,106,590	1,243,354	1,412,152

CAPITAL INVESTMENT VOTE BY PROGRAM

DEPARTMENT CAPITAL ACQUISITIONS

1	Ministry Support Services
1.3	Strategic Services	8	687	687	687

9	Ring Roads
9.1	Edmonton Ring Road	13,173	36,850	187,134	87,297
9.2	Calgary Ring Road	357,088	467,584	466,785	380,807
	Sub-total	370,261	504,434	653,919	468,104

10	Provincial Highway Construction Projects
10.1	Highway Twinning, Widening and Expansion	196,270	176,707	216,507	330,646
10.2	Deerfoot Trail Upgrades	-	4,000	4,000	33,200
	Sub-total	196,270	180,707	220,507	363,846

11	Bridge Construction Projects	48,563	65,000	100,380	100,000

12	Provincial Highway Rehabilitation
12.1	Highway Rehabilitation Projects	351,394	321,246	517,214	425,753
12.2	P3 Rehabilitation	7,729	6,218	6,218	22,055
12.3	Major Maintenance	13,121	25,000	25,000	45,000
	Sub-total	372,244	352,464	548,432	492,808

13	Water Management Projects
13.1	Water Management Infrastructure	12,385	30,000	35,300	30,000
13.2	Springbank Off-Stream Reservoir	11,502	27,945	69,143	78,400
	Sub-total	23,887	57,945	104,443	108,400

Total		1,011,233	1,161,237	1,628,368	1,533,845

Transportation	206

FINANCIAL TRANSACTIONS VOTE BY PROGRAM

(thousands of dollars)		Comparable
		2019-20	2020-21	2020-21	2021-22
		Actual	Budget	Forecast	Estimate
INVENTORY ACQUISITION
5	Provincial Highway Maintenance and Preservation
5.5	Salt, Sand and Gravel	50,896	50,000	49,104	50,000

DEBT REPAYMENT FOR PUBLIC PRIVATE PARTNERSHIPS
9	Ring Roads
9.4	Debt Repayment	49,939	56,288	56,288	64,679

Total		100,835	106,288	105,392	114,679

207	Transportation

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2021-22
		Estimate
1	Motor Transport Permits and Licences	9,140
	A portion of the revenue for Motor Transport Permits and Licences supports Alberta's traffic volumes, the Driver Examiner Road Test Model and the Pre-Entry Program. Programs 3.1 and 3.2

2	Commercial Vehicle Decals	480
	Revenue generated from the sale and distribution of commercial vehicle decals. Program 3.1

Total		9,620

CAPITAL INVESTMENT AMOUNTS FUNDED BY CREDIT OR RECOVERY

1	Highway Rehabilitation Projects	3,000
	Various agreements exist whereby the private sector and municipalities make contributions towards capital maintenance and renewal projects. Program 12.1

2	Tourism Highway Signage Initiative	1,000
	The private sector contributes towards new investments in tourism related highway signs and structures in the province. Program 12.1

Total		4,000

Transportation	208

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable
	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate
DEPARTMENT NON-CASH AMOUNTS
Capital Grants in Kind
Provincial Highway Maintenance and Preservation	2,796	-	-	-
Capital Payments to Related Parties
Provincial Highway Maintenance and Preservation	7,583	-	-	-
Water Management Projects	32,082	29,132	29,132	29,132
Amortization
Provincial Highway Maintenance and Preservation	610,615	638,350	648,718	709,668
Consumption of Inventory
Provincial Highway Maintenance and Preservation	53,521	50,000	49,104	50,000
Valuation Adjustments and Other Provisions
Ministry Support Services	(301)	-	-	-
Program Services and Support	(346)	-	-	-
Traffic Safety Programs	62	-	-	-
Provincial Highway Maintenance and Preservation	18,878	-	-	-
Write Down or Loss on Disposal of Capital Assets
Provincial Highway Maintenance and Preservation	20	-	-	-

Total	724,910	717,482	726,954	788,800

CAPITAL INVESTMENT

DEPARTMENT NON-CASH AMOUNTS
Donated Capital Assets
Provincial Highway Construction Projects	5,989	-	478	4,777
Provincial Highway Rehabilitation	382	-	-	-
Alternatively Financed Capital Assets
Ring Roads	158,679	151,381	106,914	46,142

Total	165,050	151,381	107,392	50,919

209	Transportation

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2021-22 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)
		Department	Entities'		Consolidated
	Voted	Amounts	Amounts	Consolidation	2021-22
	Supply	Not Voted	Not Voted	Adjustments	Estimate
EXPENSE
Ministry Support Services	9,490	-	-	-	9,490
Program Services and Support	39,186	-	-	-	39,186
Traffic Safety Programs	45,858	-	-	-	45,858
Provincial Highway Maintenance and Preservation	313,811	759,668	-	-	1,073,479
Municipal Transit and Transportation Grant	119,910	-	-	-	119,910
Programs
Municipal Water Infrastructure Grant Programs	124,400	-	-	-	124,400
Federal Grant Programs	656,829	-	-	-	656,829
Water Management Projects	-	29,132	-	(29,132)	-
Ring Roads - Debt Servicing	102,668	-	-	-	102,668
Total	1,412,152	788,800	-	(29,132)	2,171,820

CAPITAL INVESTMENT
Ministry Support Services	687	-	-	-	687
Ring Roads	468,104	46,142	-	-	514,246
Provincial Highway Construction Projects	363,846	4,777	-	-	368,623
Bridge Construction Projects	100,000	-	-	-	100,000
Provincial Highway Rehabilitation	492,808	-	-	-	492,808
Water Management Projects	108,400	-	-	-	108,400
Total	1,533,845	50,919	-	-	1,584,764

INVENTORY ACQUISITION
Provincial Highway Maintenance and Preservation	50,000	-	-	-	50,000

RECONCILIATION BY TYPE OF SPENDING

EXPENSE
Operating expense	408,345	-	-	-	408,345
Capital grants	901,139	-	-	-	901,139
Capital payments to related parties	-	29,132	-	(29,132)	-
Amortization / loss on disposal	-	709,668	-	-	709,668
Inventory consumption	-	50,000	-	-	50,000
Debt servicing costs - Capital Plan	102,668	-	-	-	102,668
Total	1,412,152	788,800	-	(29,132)	2,171,820

CAPITAL INVESTMENT	1,533,845	50,919	-	-	1,584,764

INVENTORY ACQUISITION	50,000	-	-	-	50,000

Transportation	210

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate
REVENUE
Public Transit Infrastructure Fund	108,540	43,829	42,482	20,984
Clean Water Wastewater Fund	58,407	29,657	28,286	2,040
Investing in Canada Infrastructure Program	232	374,192	374,646	634,005
Other Transfers from Government of Canada	24,889	33,395	30,165	31,649
Premiums, Fees and Licences	43,432	46,540	40,605	33,254
Refunds of Expense	3,218	2,575	2,575	2,575
Other Revenue	22,881	21,699	21,699	21,991
Ministry Total	261,599	551,887	540,458	746,498
Inter-Ministry Consolidations	(92)	-	-	-
Consolidated Total	261,507	551,887	540,458	746,498
EXPENSE
Ministry Support Services	10,612	9,962	9,814	9,490
Program Services and Support	35,727	41,744	41,492	39,186
Traffic Safety Programs	46,704	41,421	47,867	45,858
Alberta Transportation Safety Board	2,209	1,889	1,889	-
Provincial Highway Maintenance and Preservation	1,018,042	996,428	1,064,900	1,073,479
Municipal Transit and Transportation Grant Programs	118,864	74,778	59,228	119,910
Municipal Water Infrastructure Grant Programs	72,054	86,700	176,232	124,400
Federal Grant Programs	166,947	447,478	445,214	656,829
Water Management Projects	32,082	29,132	29,132	29,132
Ring Roads - Debt Servicing	90,149	94,540	94,540	102,668
Ministry Total	1,593,390	1,824,072	1,970,308	2,200,952
Inter-Ministry Consolidations	(39,806)	(29,132)	(29,132)	(29,132)
Consolidated Total	1,553,584	1,794,940	1,941,176	2,171,820
Net Operating Result	(1,292,077)	(1,243,053)	(1,400,718)	(1,425,322)

211	Transportation

MINISTRY FINANCIAL STATEMENTS … continued

CHANGE IN CAPITAL ASSETS

(thousands of dollars)	Comparable
	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate
INVESTMENT
Ministry Support Services	8	687	687	687
Ring Roads	528,940	655,815	760,833	514,246
Provincial Highway Construction Projects	202,259	180,707	220,985	368,623
Bridge Construction Projects	48,563	65,000	100,380	100,000
Provincial Highway Rehabilitation	372,626	352,464	548,432	492,808
Water Management Projects	23,887	57,945	104,443	108,400
Consolidated Total	1,176,283	1,312,618	1,735,760	1,584,764
AMORTIZATION	(610,615)	(638,350)	(648,718)	(709,668)
DISPOSALS OR WRITE OFFS	(2,816)	-	-	-
Change in Capital Assets Total	562,852	674,268	1,087,042	875,096

CHANGE IN INVENTORY ASSETS

INVENTORY ACQUISITION
Provincial Highway Maintenance and Preservation	50,896	50,000	49,104	50,000
Consolidated Total	50,896	50,000	49,104	50,000
CONSUMPTION	(53,521)	(50,000)	(49,104)	(50,000)
Change in Inventory Assets Total	(2,625)	-	-	-

Transportation	212

Treasury Board and Finance

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable
	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate

EXPENSE	225,782	222,322	213,834	211,096

CAPITAL INVESTMENT	27	25	23	25

FINANCIAL TRANSACTIONS	1,362	-	-	-

CONTINGENCY	-	750,000	64,856	2,500,000

213

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Associate Minister of Red Tape Reduction’s Office

Provides planning, coordination, administrative and strategic support to the Associate Minister of Red Tape Reduction.

1.3	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.4	Corporate Services

Provides strategic direction in financial and administrative policy, planning, compliance and reporting and is responsible for coordinating reporting documents.

2	Treasury Board Secretariat

Provide strategic financial services to develop, implement and report on government’s fiscal plan and capital plan.

3	Fiscal Planning and Economic Analysis

Monitors and provides economic analysis of major issues influencing Alberta’s economy and economic development.

4	Investment, Treasury and Risk Management

4.1	Treasury Management

Provides investment policy advice as well as portfolio planning and evaluation for the investments of the General Revenue Fund and the government endowment funds.

4.2	Risk Management and Insurance

Identifies and analyzes risk through assessment of contracts, facilities, operations and exposures.

5	Office of the Controller

Responsible for developing and managing government accounting standards and financial management policies.

6	Tax and Revenue Management

6.1	Tax and Revenue Administration

Ensures compliance with provincial tax legislation, administering tax, revenue and related benefit programs under the responsibility of the ministry, and contributing to the development of tax policy within the province.

6.2	Border Community Competitiveness Program

Temporary grant program that provided eligible fuel dealers within the City of Lloydminster with funding that covers the difference in total fuel tax between Alberta and Saskatchewan.

7	Financial Sector and Pensions

7.1	Financial Sector Regulation and Policy

Responsible for the regulation and supervision of loan and trust corporations, financial institutions, insurance companies and registered private sector pension plans.

7.2	Automobile Insurance Rate Board

Responsible for regulating automobile insurance rating programs for private passenger vehicles for both basic and additional coverage in Alberta.

8	Provincial Bargaining Coordination Office

Responsible for implementing the Government of Alberta’s public sector bargaining strategy and developing bargaining mandates for all public sector employers funded by the provincial government.

9	Corporate Planning and Red Tape Reduction

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

Transportation	214

DESCRIPTION OF SUPPLY VOTE PROGRAMS … continued

10	Public Service Commission

10.1	Office of the Public Service Commissioner

Ensures government departments receive efficient and effective human resource services and administers Alberta’s

Public Service Act, the Code of Conduct and Ethics, collective bargaining and labour relations matters.

10.2	Alberta Public Service Communications and Employee Engagement

Leads internal communications, employee engagement, and diversity and inclusion initiatives for the Alberta Public Service and leads external communications for the Public Service Commission.

10.3	Client Service Delivery

Provides human resources services and supports workforce planning and organizational effectiveness for all Government of Alberta departments through a consolidated portfolio model.

10.4	Labour Relations Policy and Programs

Represents the employer in arbitration, collective bargaining and essential services negotiations, in addition to leading the development and administration of Labour and Employment policy and programs.

10.5	Strategic Services and Public Agency Secretariat

Supports human resources policy development and workforce planning by providing workforce learning and analytics services internally within the Public Service Commission and externally to department clients.

10.6	Strategic Integration Branch

Services enterprise wide supports and is designed to facilitate transformation initiatives, business reviews and option framing, together with business program implementation.

11	Communications and Public Engagement

The Government of Alberta’s full-service communications, public relations and marketing department.

12	Gaming

12.1	Gaming Research

Benefits gaming/gambling researchers, policy makers and problem gambling prevention and treatment counselors by enhancing the understanding of gaming, prevention mechanisms and treatment programs.

12.2	Horse Racing and Breeding Renewal Program

Benefits Horse Racing Alberta and race tracks throughout Alberta by supporting operating and capital cost of race tracks facilities, breed improvement initiatives and purse enhancements.

12.3	Bingo Associations

Benefits charities affiliated with the bingo associations offering electronic bingo and keno throughout the Province. Funding is based on revenue generated from electronic bingo and keno.

13	School Construction Debenture Debt Servicing

Represents the interest paid on behalf of loans for school construction prior to 1993.

14	School Construction Debenture Principal Payment

Represents the principal repayment on behalf of loans for school construction prior to 1993.

15	Contingency / Disaster and Emergency Assistance

Upon approval by the Lieutenant Governor in Council, the Minister may either spend or transfer all or a portion of this vote to another minister for public emergencies, disasters or unanticipated costs.

16	Contingency - COVID-19

Upon approval by the Lieutenant Governor in Council, the Minister may either spend or transfer all or a portion of this vote to another minister for activities related to the COVID-19 pandemic.

17	Contingency - Recovery Plan

Upon approval by the Lieutenant Governor in Council, the Minister may either spend or transfer all or a portion of this vote to another minister for activities related to Alberta’s Recovery Plan.

215	Transportation

EXPENSE VOTE BY PROGRAM

(thousands of dollars)		Comparable
		2019-20	2020-21	2020-21	2021-22
		Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister's Office	1,180	1,120	1,120	1,055
1.2	Associate Minister of Red Tape Reduction's Office	468	555	555	523
1.3	Deputy Minister's Office	689	691	691	676
1.4	Corporate Services	6,287	5,642	4,811	4,321
	Sub-total	8,624	8,008	7,177	6,575

2	Treasury Board Secretariat	5,351	6,188	5,688	5,918

3	Fiscal Planning and Economic Analysis	5,595	5,970	5,970	5,842

4	Investment, Treasury and Risk Management
4.1	Treasury Management	11,544	11,008	9,435	10,443
4.2	Risk Management and Insurance	1,798	1,751	1,760	1,760
	Sub-total	13,342	12,759	11,195	12,203

5	Office of the Controller	6,174	7,682	7,182	7,428

6	Tax and Revenue Management
6.1	Tax and Revenue Administration	27,161	28,688	27,995	27,599
6.2	Border Community Competitiveness Program	848	-	-	-
	Sub-total	28,009	28,688	27,995	27,599

7	Financial Sector and Pensions
7.1	Financial Sector Regulation and Policy	5,371	5,792	5,792	5,818
7.2	Automobile Insurance Rate Board	1,248	1,309	1,309	1,309
	Sub-total	6,619	7,101	7,101	7,127

8	Provincial Bargaining Coordination Office	2,042	3,426	3,426	3,360

9	Corporate Planning and Red Tape Reduction	1,936	3,483	3,483	2,433

10	Public Service Commission
10.1	Office of the Public Service Commissioner	656	665	665	654
10.2	Alberta Public Service Communications and Employee	3,447	3,268	3,186	3,087
	Engagement
10.3	Client Service Delivery	35,195	33,406	32,528	31,484
10.4	Labour Relations Policy and Programs	8,591	8,237	7,933	7,616
10.5	Strategic Services and Public Agency Secretariat	20,328	20,294	17,597	18,757
10.6	Strategic Integration Branch	1,705	1,616	1,577	1,528
	Sub-total	69,922	67,486	63,486	63,126

11	Communications and Public Engagement	35,506	31,931	39,931	30,685

Transportation	216

EXPENSE VOTE BY PROGRAM ... continued

(thousands of dollars)		Comparable
		2019-20	2020-21	2020-21	2021-22
		Actual	Budget	Forecast	Estimate
OPERATING EXPENSE … continued
12	Gaming
12.1	Gaming Research	1,504	1,600	1,600	1,600
12.2	Horse Racing and Breeding Renewal Program	35,089	38,000	29,600	37,200
12.3	Bingo Associations	5,940	-	-	-
	Sub-total	42,533	39,600	31,200	38,800

DEBT SERVICING
13	School Construction Debenture Debt Servicing	129	-	-	-

Total		225,782	222,322	213,834	211,096

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.4	Corporate Services	-	25	23	25

10	Public Service Commission
10.3	Client Service Delivery	22	-	-	-

11	Communications and Public Engagement	5	-	-	-

Total		27	25	23	25

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
DEBT REPAYMENT
14	School Construction Debenture Principal Payment	1,362	-	-	-

Total		1,362	-	-	-

CONTINGENCY VOTE BY PROGRAM
CONTINGENCY
15	Contingency / Disaster and Emergency Assistance	-	750,000	64,856	750,000

16	Contingency - COVID-19	-	-	-	1,250,000

17	Contingency - Recovery Plan	-	-	-	500,000

Total		-	750,000	64,856	2,500,000

217	Transportation

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2021-22
		Estimate
1	Services to Ministries	2,275
	Funding received from other ministries used to provide collections services, such as Crown Debt Collections. Element 6.1

Total		2,275

Transportation	218

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable
	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Interest Payments on Corporate Tax Refunds	14,835	17,000	14,000	17,000
Climate Leadership Plan – Consumer Rebates	160,459	7,000	20,000	5,000
Teachers' Pre-1992 Pensions - Payments	488,338	488,417	488,417	487,417
Public Sector Pension - Payments	66,360	70,299	70,299	70,299
Alberta Family Employment Tax Credit	160,265	40,929	45,000	-
Scientific Research and Experimental Development Tax Credit	81,356	68,000	75,000	4,000
Motor Vehicle Accident Claims	32,400	30,682	30,682	30,617
Tax and Revenue Management	543	590	748	590
Debt Servicing
General Debt Servicing	1,359,883	1,250,808	1,366,400	1,656,075
Capital Debt Servicing	853,000	1,225,389	973,000	1,068,000

DEPARTMENT NON-CASH AMOUNTS
Operating Expense
Tax and Revenue Management	636	-	-	-
Grant for Concessionary Loan	11,008	2,816	23,336	-
Amortization
Investment, Treasury and Risk Management	2	-	-	-
Financial Sector and Pensions	-	50	50	50
Public Service Commission	1	-	-	-
Communications and Public Engagement	12	-	-	-
Motor Vehicle Accident Claims	-	131	131	131
Valuation Adjustments and Other Provisions
Corporate Income Tax Provision for Doubtful Accounts	28,410	15,000	50,000	25,000
Tax and Revenue Management	2,052	-	735	-
Motor Vehicle Accident Claims	(415)	-	-	-
Vacation Liability
Ministry Support Services	(152)	500	500	500
Treasury Board Secretariat	1	-	-	-
Fiscal Planning and Economic Analysis	1	-	-	-
Office of the Controller	1	-	-	-
Tax and Revenue Management	208	500	500	500
Public Service Commission	(289)	-	-	-
Communications and Public Engagement	(137)	-	-	-
Motor Vehicle Accident Claims	53	-	-	-
Pension Provisions
Change in Unfunded Pension Obligation	(218,113)	(269,000)	(126,000)	(242,000)

Total	3,040,718	2,949,111	3,032,798	3,123,179

219	Transportation

AMOUNTS NOT REQUIRED TO BE VOTED … continued

FINANCIAL TRANSACTIONS

(thousands of dollars)	Comparable
	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate
DEPARTMENT STATUTORY AMOUNTS
Loans and Advances
Agriculture Financial Services Corporation	595,000	925,000	573,000	461,000
Alberta Oil and Gas Orphan Abandonment and Reclamation	194,000	181,000	181,000	151,000
Association
Alberta Petroleum Marketing Commission	933,000	1,300,000	1,961,000	2,320,000
Alberta School Foundation Fund	2,430,000	2,203,700	2,203,700	2,203,700
ATB Financial	2,266,000	2,078,000	1,040,000	1,614,000
Balancing Pool	203,000	200,000	203,000	133,000
Debt Repayment
Agriculture Financial Services Corporation	393,000	475,000	516,000	394,000
Alberta Oil and Gas Orphan Abandonment and Reclamation	144,000	194,000	194,000	181,000
Association
Alberta Petroleum Marketing Commission	711,000	920,000	933,000	1,961,000
Alberta Social Housing Corporation	4,500	4,432	-	-
ATB Financial	1,572,000	2,068,000	2,217,000	1,040,000
Balancing Pool	329,000	203,000	203,000	203,000

Total	9,774,500	10,752,132	10,224,700	10,661,700

Transportation	220

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2021-22 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)
		Department	Entities'		Consolidated
	Voted	Amounts	Amounts	Consolidation	2021-22
	Supply	Not Voted	Not Voted	Adjustments	Estimate
EXPENSE
Ministry Support Services	6,575	500	-	(211)	6,864
Treasury Board Secretariat	5,918	-	-	-	5,918
Fiscal Planning and Economic Analysis	5,842	-	-	-	5,842
Investment, Treasury and Risk Management	12,203	-	1,095,718	(953,516)	154,405
Office of the Controller	7,428	-	-	-	7,428
Tax and Revenue Management	27,599	18,090	-	(2,275)	43,414
Financial Sector and Pensions	7,127	70,349	108,789	(35)	186,230
Provincial Bargaining Coordination Office	3,360	-	-	-	3,360
Corporate Planning and Red Tape Reduction	2,433	-	-	-	2,433
Public Service Commission	63,126	-	-	(2,000)	61,126
Communications and Public Engagement	30,685	-	-	-	30,685
Gaming	38,800	-	-	-	38,800
AIMCo Investment Management Services	-	-	712,905	(136,797)	576,108
Carbon Tax - Consumer Rebates	-	5,000	-	-	5,000
Teachers' Pre-1992 Pensions - Payments	-	487,417	-	-	487,417
Motor Vehicle Accident Claims	-	30,748	-	-	30,748
Scientific Research and Experimental Development	-	4,000	-	-	4,000
Tax Credits
Corporate Income Tax Allowance Provision	-	25,000	-	-	25,000
General Debt Servicing	-	1,656,075	710	(98,785)	1,558,000
Capital Debt Servicing	-	1,068,000	-	-	1,068,000
Change in Unfunded Pension Obligation	-	(242,000)	-	-	(242,000)
Total	211,096	3,123,179	1,918,122	(1,193,619)	4,058,778

CAPITAL INVESTMENT
Ministry Support Services	25	-	-	-	25
Financial Sector and Pensions	-	-	3,886	-	3,886
AIMCo Investment Management Services	-	-	15,000	-	15,000
Total	25	-	18,886	-	18,911

CONTINGENCY
Contingency / Disaster and Emergency Assistance	750,000	-	-	-	750,000
Contingency - COVID-19	1,250,000	-	-	-	1,250,000
Contingency - Recovery Plan	500,000	-	-	-	500,000
Total	2,500,000	-	-	-	2,500,000

221	Transportation

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE … continued

RECONCILIATION BY TYPE OF SPENDING

(thousands of dollars)
		Department	Entities'		Consolidated
	Voted	Amounts	Amounts	Consolidation	2021-22
	Supply	Not Voted	Not Voted	Adjustments	Estimate
EXPENSE
Operating expense	210,475	640,923	1,891,449	(1,094,834)	1,648,013
Operating Expense - COVID-19/Recovery Plan	621	-	-	-	621
Amortization / loss on disposal	-	181	25,963	-	26,144
Debt servicing costs - general	-	1,656,075	710	(98,785)	1,558,000
Debt servicing costs - Capital Plan	-	1,068,000	-	-	1,068,000
Pension provisions	-	(242,000)	-	-	(242,000)
Total	211,096	3,123,179	1,918,122	(1,193,619)	4,058,778

CAPITAL INVESTMENT	25	-	18,886	-	18,911

CONTINGENCY	2,500,000	-	-	-	2,500,000

Transportation	222

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate
REVENUE
Personal Income Tax	11,244,017	12,566,000	10,936,000	11,647,000
Corporate Income Tax	4,106,954	4,539,000	2,242,000	1,891,000
Other Taxes	3,196,950	3,156,000	2,778,000	2,988,000
Transfers from Government of Canada	2,011,552	1,760,000	3,397,845	1,797,000
Investment Income	2,475,592	2,254,248	2,077,789	1,850,015
Net Income from Commercial Operations	2,285,674	2,485,999	1,876,780	2,339,532
Premiums, Fees and Licences	175,181	222,231	174,595	195,072
AIMCo Investment Management Charges	386,489	538,032	433,314	578,511
Other Revenue	108,439	96,661	92,299	95,815
Ministry Total	25,990,848	27,618,171	24,008,622	23,381,945
Inter-Ministry Consolidations	(186,171)	(193,579)	(187,158)	(177,139)
Consolidated Total	25,804,677	27,424,592	23,821,464	23,204,806

EXPENSE
Ministry Support Services	8,472	8,299	7,468	6,866
Treasury Board Secretariat	5,352	6,188	5,688	5,918
Fiscal Planning and Economic Analysis	5,596	5,970	5,970	5,842
Investment, Treasury and Risk Management	371,428	323,108	332,978	311,133
Office of the Controller	6,175	7,682	7,182	7,428
Tax and Revenue Management	46,283	46,778	43,978	45,689
Financial Sector and Pensions	180,491	185,723	182,463	186,230
Provincial Bargaining Coordination Office	2,042	3,426	3,426	3,360
Corporate Planning and Red Tape Reduction	1,936	3,483	3,483	2,433
Public Service Commission	69,634	67,486	63,486	63,126
Communications and Public Engagement	35,381	31,931	39,931	30,685
Gaming	42,533	39,600	31,200	38,800
AIMCo Investment Management Services	389,565	536,862	432,731	577,801
Carbon Tax - Consumer Rebates	160,459	7,000	20,000	5,000
Teachers' Pre-1992 Pensions - Payments	488,338	488,417	488,417	487,417
Motor Vehicle Accident Claims	32,038	30,813	30,813	30,748
Alberta Family Employment Tax Credit	160,265	40,929	45,000	-
Scientific Research and Experimental Development Tax Credits	81,356	68,000	75,000	4,000
Corporate Income Tax Allowance Provision	28,410	15,000	50,000	25,000
General Debt Servicing	1,284,639	1,181,808	1,297,400	1,587,075
Capital Debt Servicing	853,000	1,225,389	973,000	1,068,000
Change in Unfunded Pension Obligation	(218,113)	(269,000)	(126,000)	(242,000)
Contingency / Disaster and Emergency Assistance	-	750,000	64,856	750,000
Contingency - COVID-19	-	-	-	1,250,000
Contingency - Recovery Plan	-	-	-	500,000
Ministry Total	4,035,280	4,804,892	4,078,470	6,750,551
Inter-Ministry Consolidations	(188,972)	(194,554)	(192,897)	(191,773)
Consolidated Total	3,846,308	4,610,338	3,885,573	6,558,778
Net Operating Result	21,958,369	22,814,254	19,935,891	16,646,028

223	Transportation

MINISTRY FINANCIAL STATEMENTS … continued

CHANGE IN CAPITAL ASSETS

(thousands of dollars)	Comparable
	2019-20	2020-21	2020-21	2021-22
	Actual	Budget	Forecast	Estimate
INVESTMENT
Ministry Support Services	-	25	23	25
Financial Sector and Pensions	4,947	4,528	3,918	3,886
Public Service Commission	22	-	-	-
Communications and Public Engagement	5	-	-	-
AIMCo Investment Management Services	18,260	14,000	14,000	15,000
Consolidated Total	23,234	18,553	17,941	18,911

AMORTIZATION	(23,821)	(29,000)	(24,508)	(26,144)
Change in Capital Assets Total	(587)	(10,447)	(6,567)	(7,233)

Transportation	224